As filed with the Securities and Exchange Commission on January 26, 2010

1933 Act File No. 333-147343

1940 Act File No. 811-22144

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☒ Pre-Effective Amendment No. 6

☐ Post-Effective Amendment No.

and

☒ REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☒ Amendment No. 6

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

(Exact Name of Registrant as Specified in Declaration of Trust)

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Address of Principal Executive Offices)

(480) 477-3000

(Registrant’s Telephone Number, including Area Code)

Huey P. Falgout, Jr.

7337 East Doubletree Ranch Road

Scottsdale, AZ 85258

(Name and Address of Agent for Service)

Copies of Communications to:

Jeffrey S. Puretz, Esq.	Sarah E. Cogan, Esq.
Dechert LLP	Simpson Thacher & Bartlett LLP
1775 I Street, NW	425 Lexington Avenue
Washington, DC 20006-2401	New York, NY 10017

Approximate Date of Proposed Public Offering:

As soon as practicable after the effective date of this Registration Statement

If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective when declared effective pursuant to section 8(c).   ☒

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

TITLE OF SECURITIES BEING REGISTERED	NUMBER BEING REGISTERED	PROPOSED MAXIMUM OFFERING PRICE PER UNIT	PROPOSED MAXIMUM AGGREGATE OFFERING PRICE(1)	AMOUNT OF REGISTRATION FEE(2)
Common Shares
$0.01 par value	21,250,000 Shares	$20.00	$425,000,000	$30,302.50

(1)          Estimated solely for the purpose of calculating the registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)          $28,520 of which was paid on January 22, 2010.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The Information in this prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where such offer or sale is not permitted.

SUBJECT TO COMPLETION, PRELIMINARY PROSPECTUS DATED JANUARY 26, 2010

PROSPECTUS

Shares

ING Infrastructure, Industrials and Materials Fund

Common Shares
$20.00 per Share

ING Infrastructure, Industrials and Materials Fund (the "Fund") is a newly organized, diversified, closed-end management investment company. The Fund's investment objective is total return through a combination of current income, capital gains and capital appreciation. The Fund will seek to achieve its investment objective by investing in companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sectors, that the Sub-Adviser believes will benefit from the building, renovation, expansion and utilization of infrastructure. The Fund will invest in a portfolio of U.S. and international equity securities of such companies, or derivatives having economic characteristics similar to such equity securities. The Sub-Adviser will seek to build a diversified equity portfolio, with a focus on companies that the Sub-Adviser believes will benefit from increased government and private spending in six areas: power, construction, materials, communications, transportation and water. The Fund will also seek to secure gains and enhance the stability of returns over a market cycle by selling call options on either (1) the value of subsets of stocks in its portfolio or (2) selected equity securities held in its portfolio, generally comprised of a portion of the Fund's large-capitalization holdings.

(continued on following page.)

No Prior Trading History. Because the Fund is newly organized, its common shares have no history of public trading. Shares of closed-end investment companies frequently trade at a discount from their net asset value ("NAV"). This risk may be greater for investors who expect to sell their shares in a relatively short period after completion of this public offering.

The Fund has been approved for listing on the New York Stock Exchange ("NYSE") under the symbol "IDE," subject to notice of issuance.

Investing in common shares of the Fund involves certain risks that are described in the "Risks" section beginning on page 34.

	Per Share	Total(1)
Public offering price	$20.00	$
Sales load(2)	$0.90	$
Estimated offering expenses(3)	$0.04	$
Proceeds, after expenses, to Fund	$19.06	$

(1)  The Fund has granted the underwriters an option to purchase up to additional common shares, at the public offering price, less the sales load, within 45 days from the date of this prospectus to cover overallotments, if any. If such option is exercised in full, the public offering price, sales load, estimated offering expenses and proceeds, after expenses, to the Fund will be $          , $          , $          and $          , respectively. See "Underwriting."

(2)  ING Investments, LLC has agreed to pay from its own assets a structuring fee to each of Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc. ING Investments, LLC may pay certain qualifying underwriters a structuring fee, a sales incentive fee or additional compensation in connection with the offering. ING Investments, LLC has also agreed to pay commissions to employees of its affiliates who participate in the marketing of the Fund's common shares. See "Underwriting."

(3)  Total expenses relating to the common share offering paid by the Fund (which do not include the sales load) are estimated to be $     , which represents $0.04 per common share issued. This $0.04 per common share amount may include a reimbursement of ING Investments, LLC's expenses incurred in connection with this offering. ING Investments, LLC has agreed to pay all organizational expenses of the Fund. ING Investments, LLC has also agreed to pay common share offering expenses (other than sales load) that exceed $0.04 per common share.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The common shares will be ready for delivery on or about         , 2010.

CITI

MORGAN STANLEY

BofA MERRILL LYNCH

UBS INVESTMENT BANK

WELLS FARGO SECURITIES

AMERIPRISE FINANCIAL SERVICES, INC.

J.J.B. HILLIARD, W.L. LYONS, LLC	JANNEY MONTGOMERY SCOTT LLC

LADENBURG THALMANN & CO. INC.	MAXIM GROUP LLC

MORGAN KEEGAN & COMPANY, INC.	OPPENHEIMER & CO.

RBC CAPITAL MARKETS	SOUTHWEST SECURITIES

STIFEL NICOLAUS	WEDBUSH MORGAN SECURITIES INC.

WUNDERLICH SECURITIES

Prospectus dated ___________, 2010

(continued from previous page)

ING Investments, LLC ("ING Investments" or the "Adviser"), the Fund's investment adviser, will be responsible for monitoring the Fund's overall investment strategy and overseeing the Fund's sub-adviser. ING Investment Management Co. ("ING IM" or the "Sub-Adviser"), the Fund's sub-adviser, will be responsible for investing the Fund's assets in accordance with the Fund's investment objective and strategies.

The Sub-Adviser considers infrastructure to be the facilities and operations that help facilitate the movement of material, energy, people and information. Thus, infrastructure is an underlying foundation of the quality of life for people and productivity and growth for an economy. The Sub-Adviser believes that many mature economies are faced with the need to overhaul and modernize their infrastructure over the coming decades and that simultaneously, emerging economies will be developing or upgrading their infrastructure to improve living standards and support the growth and productivity of their economies. Under the Sub-Adviser's strategy, in addition to investing in the companies that own and/or operate infrastructure facilities in the infrastructure sector, the Fund will seek to invest in a broader range of companies, principally in the industrials and materials sectors, that the Sub-Adviser believes, based on its proprietary research, will benefit from the building, renovation, expansion and utilization of infrastructure.

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets, as defined on page 2 of this prospectus, in the equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in three broad market sectors—infrastructure, industrials and materials. The Sub-Adviser will seek to build a diversified equity portfolio comprised principally of infrastructure, industrials and materials companies, with a focus on companies that the Sub-Adviser believes will benefit from increased government and private spending in six areas: power, construction, materials, communications, transportation and water.

Under normal market conditions, the Fund will invest directly or indirectly in equity securities of companies located around the world, normally in 60 to 100 equity securities. Securities held by the Fund may be denominated in both U.S. dollars and non-U.S. currencies. The Fund normally expects that its investments will be invested across a broad range of countries, industries and market sectors, including investments in issuers located in emerging markets. The Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on either (1) the value of subsets of stocks in its portfolio or (2) selected equity securities held in its portfolio, generally comprised of a portion of the Fund's large-capitalization holdings. In constructing the portfolio, the Sub-Adviser will take into account the objectives of the Fund's option writing strategy and the instruments through which it is implemented.

Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, warrants and depository receipts. The Fund may also invest in derivative investments, which may include swaps, futures, options, forwards and exchange-traded funds ("ETFs") and any combinations of the above.

The Fund is not constrained by particular country weightings or market capitalization constraints. The Fund may invest in securities of a broad range of capitalizations, including small-capitalization securities and emerging markets securities.

There can be no assurance that the Fund will achieve its investment objective. For more information on the Fund's investment strategies, see "The Fund's Investments" and "Risks."

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information dated                         , as may be amended ("SAI"), containing additional information about the Fund. The SAI is incorporated by reference in its entirety into this prospectus. The table of contents for the SAI appears on page 71 of this prospectus. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund. You may obtain a free copy of the SAI, the annual reports and the semi-annual reports, when available, and other information regarding the Fund, by contacting the Fund at (800) 992-0180 or by writing to the Fund at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. The SAI is, and the annual reports and the semi-annual reports will be, available free of charge on the Fund's website (www.ingfunds.com). You can also copy and review information about the Fund, including the SAI, the annual and semi-annual reports, when available, and other information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC's website at http://www.sec.gov. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549.

The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

You should rely only on the information contained in or incorporated by reference into this prospectus. The Fund has not, and the underwriters have not, authorized anyone to provide you with different information. If anyone provides you with different or inconsistent information you should not rely on it. The Fund is not, and the underwriters are not, making an offer of these securities in any state where the offer is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date on the front of this prospectus. The Fund's business, financial condition and prospects may have changed since that date.

[THIS PAGE INTENTIONALLY LEFT BLANK]

PROSPECTUS SUMMARY

This summary highlights information contained elsewhere in this prospectus. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained elsewhere in this prospectus and in the SAI to understand the offering fully.

The Fund    The Fund is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). It is organized as a Delaware statutory trust.

The Offering    The Fund is offering (the "Offering")             common shares of beneficial interest ("Common Shares") at an initial offering price of $20.00 per share. The Common Shares are being offered by a group of underwriters (each an "Underwriter" and collectively, the "Underwriters") led by Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc. You must purchase at least 100 Common Shares in order to participate in this Offering. The Fund has given the Underwriters an option to purchase up to             additional shares, at the public offering price less the sales load, within 45 days from the date of this prospectus to cover orders in excess of             Common Shares. ING Investments has agreed to pay all organizational expenses of the Fund. ING Investments has also agreed to pay offering costs (other than sales load) that exceed $0.04 per Common Share. See "Underwriting."

Investment Objective    The Fund's investment objective is total return through a combination of current income, capital gains and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is not fundamental and may be changed without shareholder vote. The Fund will provide shareholders with at least 60 days' prior notice of any change in its investment objective. See "The Fund's Investments."

Investment Strategy    The Fund will seek to achieve its investment objective by investing in a broad range of companies that the Sub-Adviser believes, based on its proprietary research, will benefit from the building, renovation, expansion and utilization of infrastructure. Under the Sub-Adviser's strategy, in addition to investing in infrastructure companies which own and/or operate infrastructure facilities, the Fund will seek to invest in a broader range of companies, principally in the industrials and materials sectors, that the Sub-Adviser believes, based on its proprietary research, will benefit from the building, renovation, expansion and utilization of infrastructure. The Fund will invest in a portfolio of U.S. and international equity securities of companies, or derivatives having economic characteristics similar to such equity securities, comprised principally of infrastructure, industrials and materials companies, with a focus on companies that the Sub-Adviser believes will benefit from increased government and private spending in six areas: power, construction, materials, communications, transportation and water.

The Sub-Adviser considers infrastructure to be facilities and operations that help facilitate the movement of material, energy, people and information. Thus,

infrastructure is an underlying foundation of the quality of life for people and productivity and growth for an economy. The Sub-Adviser believes that many mature economies are faced with the need to overhaul and modernize their infrastructure over the coming decades and that simultaneously emerging economies will be developing or upgrading their infrastructure to improve living standards and support the growth and productivity of their economies.

The Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on either (1) the value of subsets of stocks in its portfolio or (2) selected equities in its portfolio. The notional amount of such calls will initially be 25% to 35% of the total value of the Fund's portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on the Sub-Adviser's assessment of market conditions, generally within a range of 15% to 50%. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by the Fund, the Fund sells the potential appreciation above the exercise price in the value of security or securities covered by the options. Therefore, the Fund forgoes part of the potential appreciation for part of its equity portfolio in exchange for the call premium received.

Equity Portfolio

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets in the equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in three broad market sectors—infrastructure, industrials and materials. "Managed assets" consist of the Fund's gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, if any, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares).

Infrastructure—Companies in the infrastructure sector are those issuers in the Macquarie Global Infrastructure Index or the S&P Global Infrastructure Index. These include companies that (a) generate, transmit, distribute or store electricity, oil, gas or water; (b) provide telecommunications services; or (c) construct, operate or own airports, toll roads, railroads, ports or pipelines.

Industrials—Companies in the industrials sector are those issuers classified as such under the Global Industry Classification Standard ("GICS") and those classified as energy equipment & services industry under GICS. Under GICS, industrials include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, and companies providing transportation services, including companies providing air freight transportation, railroads and trucking companies.

Materials—Companies in the materials sector are those issuers classified as such under the GICS. These include companies that manufacture chemicals, construction materials, forest products, metals and mining companies and steel producers.

Under the Sub-Adviser's strategy, in addition to investing in infrastructure companies which own and/or operate infrastructure facilities, the Fund will seek to invest in a broader range of companies, principally in the industrials and materials sectors, that the Sub-Adviser believes, based on its proprietary research, will benefit from the building, renovation, expansion and utilization of infrastructure. The Sub-Adviser will seek to build a diversified equity portfolio, with a focus on companies that the Sub-Adviser believes will benefit from increased government and private spending in six areas: power, construction, materials, communications, transportation and water.

•  Power—The Sub-Adviser believes that there will be substantial investments to upgrade electric generation, transmission and distribution infrastructure in the coming decades in both the U.S., other developed markets and many emerging markets. Renewable sources of power may also be developed, while existing sources are expanded and upgraded. The Sub-Adviser will seek to identify attractive companies that benefit from this Power theme from a variety of infrastructure related industries, including: Electric Utilities, Industrial Conglomerates, Oilfield Services and Equipment, Gas Distributors, Oil & Gas Pipelines and Alternative Power Generation.

•  Construction—The Sub-Adviser believes that spending by industry and governments may show promising growth in the world's largest construction markets as developed nations need to upgrade highways and bridges, ports, airports and terminals, and emerging markets look to build additional commercial and government facilities and related infrastructure. The Sub-Adviser will seek to identify attractive companies that benefit from this Construction theme from a variety of infrastructure related industries, including: Engineering & Construction, Industrial Machinery, Electrical Products, Construction Materials, Building Products and Miscellaneous Manufacturing.

•  Materials—The Sub-Adviser believes that developing countries are dependent on all forms of metals and materials as they accelerate their global expansion. Emerging economies such as Brazil, Russia, India and China are in materials-intensive stages of development due to urbanization and industrialization. The Sub-Adviser believes this may benefit many materials producers and related companies both in the U.S. and other developed and emerging markets. The Sub-Adviser will seek to identify attractive companies that benefit from this Materials theme from a variety of infrastructure related industries, including: Steel, Aluminum, Chemicals-Agricultural, Chemicals-Specialty, Chemicals-Major Diversified, Metal Fabrication, Forest Products and Other Metals/Minerals.

•  Communications—The Sub-Adviser believes that there will be significant global investments in telecommunications infrastructure in the next decade. Technological advances such as network advances in cellular technology create an opportunity to increase low penetration rates in many emerging market countries. The Sub-Adviser will seek to identify attractive companies that benefit from this Communications theme from a variety of infrastructure related industries, including: Major Telecommunications, Telecommunications Equipment, Wireless Communications and Specialty Communications.

•  Transportation—The Sub-Adviser believes that both passenger and cargo traffic levels will grow dramatically over the next two decades. Industrialization, urbanization and growing international trade should lead to investment in transportation infrastructure to relieve bottlenecks to support the increasing flow of goods. For example, exports of time sensitive, high value goods contribute to the growth of air freight. The Sub-Adviser will seek to identify attractive companies that benefit from this Transportation theme from a variety of infrastructure related industries, including: Aerospace & Defense, Trucks/Construction/Farm Machinery, Trucking, Marine Shipping, Air Freight/Couriers, Railroads and Other Transportation.

•  Water—The Sub-Adviser believes that water infrastructure demand is fueled by water scarcity and the increased need for storage, distribution, sanitation and waste management. Infrastructure development lies at the heart of meeting the need for water for consumption, agriculture, industry and sanitation. The Sub-Adviser will seek to identify attractive companies that benefit from this Water theme from a variety of infrastructure related industries, including: Environmental Services, Water Utilities and Agricultural Commodities/Milling.

When selecting equity investments for the Fund, the Sub-Adviser normally seeks to identify through bottom-up fundamental research companies that it believes to be undervalued relative to their business fundamentals and outlook. The Sub-Adviser seeks to build an information advantage about the companies in which the Fund invests based on the research of its Fundamental Research Team. Analysts covering the relevant sectors will be principally responsible for research coverage of equities purchased by the Fund. The Fund will also draw on international research input from analysts in these sectors based in international affiliates of the Sub-Adviser.

The Sub-Adviser believes that infrastructure development is necessary to sustain high economic growth, maintain competitiveness, contain inflation and improve the quality of life in both developed and emerging economies. The Sub-Adviser believes that the key drivers of infrastructure demand include population growth, urbanization and ease-of-mobility, growth of global trade, the need for improved standards of living, and environmental protection and sanitation. As a result of global economic stimulus packages, the Sub-Adviser expects spending on infrastructure development to increase worldwide.

The Sub-Adviser has constructed a broad universe of over 1500 global companies that operate in industries which are related to its investment themes as set out above. The Sub-Adviser will seek to identify, through bottom-up fundamental research, companies that it believes to be undervalued relative to their business fundamentals and outlook, and whose revenues or growth in revenues are driven by infrastructure spending. Through this bottom-up fundamental research, the Sub-Adviser looks to identify companies with the following characteristics: good growth prospects, resilient earnings potential across market cycles, disciplined capital allocation management and a strong competitive position. The portfolio managers of the Fund will perform in-depth analysis on those companies and produce a recommended list of stocks from which the lead portfolio managers will select stocks for the Fund's portfolio. Earnings and earnings-related expectations are considered in the context of relative valuations and performance catalysts are identified on the most attractive candidates.

Under normal market conditions, the Fund will generally hold 60 to 100 equity securities in its portfolio and will be invested across a broad range of countries, industries and market sectors, primarily in infrastructure, industrials and materials sectors and including investments in issuers located in countries with emerging markets. An emerging market country means any country which is in the Emerging Market Database of Standard and Poor's ("S&P") or the Morgan Stanley Capital International Emerging Markets IndexSM ("MSCI EM IndexSM"), or those countries which generally are considered to be emerging market countries by the international financial community. The Fund may invest in a blend of large-capitalization, mid-capitalization and small-capitalization stocks. In constructing the portfolio, the Sub-Adviser will take into account the objectives of the Fund's option writing strategy and the instruments through which it is implemented.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, to limit losses, to re-deploy assets into opportunities that it believes are more promising, for tax management purposes, or to meet obligations arising out of the Fund's call writing program.

The Fund may, but under normal market conditions does not intend to, engage in frequent and active trading of portfolio securities to achieve its investment objective. However, annual portfolio turnover as a result of the Fund's purchases and sales of equity securities and options in connection with its options strategy may exceed 100%, which is higher than many other investment companies and would involve greater trading costs to the Fund and may result in greater realization of taxable capital gains.

Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, warrants and depository receipts. The Fund may also invest in derivative investments, which may include swaps, futures, options and ETFs.

Options Strategy    The Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on either (1) the value of subsets of stocks in its portfolio or (2) selected equity securities held in its portfolio, generally comprised of a portion of the Fund's large-capitalization holdings. The underlying value against which such calls will be written will initially be 25% to 35% of the total value of the Fund's portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on the Sub-Adviser's assessment of market conditions, generally within a range of 15% to 50%.

The Sub-Adviser believes that a strategy of owning a portfolio of equity securities in conjunction with writing (selling) options may, in addition to enhancing stability of returns over a market cycle, provide returns that are superior to owning a stock-only portfolio under three different stock market scenarios: (1) down-trending equity markets; (2) flat equity market conditions; and (3) moderately rising equity markets. In the Sub-Adviser's opinion, in more strongly rising equity markets, this strategy generally may be expected to underperform an equivalent stock-only portfolio.

The Sub-Adviser intends to write (sell) such calls, which may be denominated in U.S. dollar or foreign currency, on subsets of stocks (traded in the U.S. or overseas) in its portfolio at the time of writing (a "Portfolio Call Option") and/or on selected individual equity securities in its portfolio holdings ("Individual Security Call Options") and, together with the Portfolio Call Options ("Call Options"). The Fund expects initially to write (sell) Call Options primarily with shorter maturities (typically ten days to three months until expiration) generally, at-the-money or near-the-money, in the over-the-counter markets with major international banks, broker-dealers and financial institutions. Exchange-traded options may be used for Individual Security Call Options.

Gross premiums received from the Fund's call writing strategy, if any, may be used to supplement the Fund's interest, dividends and gains realized, if any, to provide cash flow available for its level distribution program. The Fund will not write (sell) Call Options for a notional amount that exceeds in aggregate the value of the Fund's equity portfolio at the time the options are written.

The Fund, as the writer of Call Options, will receive cash (the premium) from the options purchasers. The purchaser of a Call Option has the right to receive from the Fund any appreciation in the value of the group of equity securities (under a Portfolio Call Option) or an individual equity security (under an Individual Security Option) over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the equity securities above the exercise price during the term of the Call Option in exchange for the premium, but retains the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the Call Option over the premium per share received on the Call Option. Thus, writing Call Options will generally cause the Fund to underperform an equivalent stock-only portfolio without a call option overlay in periods of rising markets, particularly in periods of strongly rising markets.

If a Call Option written by the Fund expires unexercised, the Fund would ordinarily realize on the expiration date a short-term capital gain equal to the premium received by the Fund. The Sub-Adviser generally expects to re-establish new Call Option positions on the expiration of positions written. If the value of a

Call Option written increases significantly, the Fund may look to buy back the Call Option or close-out the Call Option written at the then fair value of the Call Option and then re-establish a Call Option position by writing a new at-the-money or near-the-money Call Option based on the new higher underlying equity value(s). If the price of the securities or a security underlying a Call Option written declines, the Fund may seek to let such Call Options expire or buy back any Call Options written and sell a new at-the-money or near-the-money Call Option based on the new lower underlying equity value(s).

Rising prices of the equity securities or a security in respect of which a Call Option is written will increase the liability of the Fund under the options it has written. Such an increase in liability should generally be offset, at least in part, by appreciation in the value of the Fund's portfolio holdings. The Fund will seek to maintain written Call Options on equity securities whose price movements, taken in the aggregate, are correlated with the price movements of the portion of the Fund's portfolio securities on which such options were written. To the extent that there is a lack of correlation, for example if the Fund were to sell all or a portion of an individual security included in a Portfolio Call Option, and the equity securities underlying the Fund's written Call Options appreciate more than the Fund's portfolio, this may result in losses, or limit gains, to the Fund.

In addition to writing Call Options as described above, the Sub-Adviser may employ additional options strategies. The Sub-Adviser expects to limit the use of these additional options strategies, and expects that writing Call Options will be the primary option strategy employed by the Fund. These additional options strategies may include utilizing index call options, utilizing call spreads, purchasing put options or other types or combinations of options. Such options may be purchased or sold on various indices, securities or other instruments, including but not limited to individual stocks, ETFs, currencies and baskets of securities or indices. Call spreads are one type of option strategy that may be used by the Sub-Adviser. A call spread involves writing a call option and the corresponding purchase of a call option on the same underlying security, index or instrument with the same expiration date but with different exercise prices. In entering into call spreads, the Fund generally will sell an at-the-money or slightly out-of-the-money call option and purchase an out-of-the-money call option that has a strike price higher than the strike price of the Call Option written by the Fund. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy (in rapidly rising markets) by capping the Fund's liability from the written call while simultaneously allowing for additional potential upside above the strike price of the purchased call.

Other Investment Policies    In addition to its primary investment strategies described above, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices, as discussed below. These investment techniques are not expected to be a primary strategy of the Fund.

The Fund may invest up to 10% of its managed assets in warrants, and up to 20% of its managed assets in fixed-income securities other than money market instruments or money market funds, including bonds or senior secured loans of investment-grade or non-investment-grade companies.

The Fund may invest in other derivative instruments acquired for hedging and risk management purposes, provided that such derivative instruments are acquired to enable the Fund to protect against a decline in its assets or its ability to pay distributions. Generally speaking, derivatives are securities whose value may be based on other assets or reference rates such as securities, currencies, interest rates or indices. Derivatives include futures and forward contracts; options on futures contracts, foreign currencies, securities and stock indices; structured notes and indexed securities; and swaps, caps, floors and collars and combinations of the above.

Up to 15% of the Fund's managed assets may be invested in illiquid securities.

The Fund does not intend to depart from its investment strategy in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling securities in order to seek temporary defensive positions such as cash. The Fund is not required to, and generally will not, hedge its equity risk (other than periodically engaging in hedging transactions with respect to equity positions denominated in foreign currency).

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund's managed assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment-grade collateral held by an independent agent.

Many of the securities in which the Fund may invest are denominated in foreign currencies. Under normal market conditions, the Fund will not hedge its foreign currency exposures (other than as provided for below). However, the Fund may engage periodically in currency hedging to protect the Fund against potential depreciation of a country's or region's currency versus the U.S. dollar. For example, the Fund may enter into forward currency contracts or purchase options.

The Fund may invest in initial public offerings.

Although it has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings.

To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in money market instruments or money market funds, including money market funds managed by ING Investments and/or ING IM (each an "ING Money Market Fund"). ING Investments and its affiliates may receive fees from ING Money Market Funds for providing services in addition to the fees that they are entitled to receive from the Fund for services provided directly. ING Investments and/or the Sub-Adviser will waive fees that they are entitled to receive from either the Fund or the ING Money Market Funds.

See "The Fund's Investments" and "The Fund's Investments—Other Investment Policies," and "Additional Investment Policies and Restrictions" in the SAI, for more information regarding the Fund's other investments.

Distributions    Commencing with the Fund's first distribution, the Fund intends to implement a level distribution strategy and make regular quarterly distributions to common shareholders based on the past and projected performance of the Fund. The Fund's distributions will be based on past and projected:

•  dividends received on the equity securities or other securities held by the Fund and interest on any interest bearing investments of the Fund;

•  net capital gains from net option premiums (call option premium received less the cost of close-out or settlement);

•  capital gains (realized or unrealized) on the equity securities held in the Fund's portfolio; and

•  gross premiums received from the call writing strategy.

Because the Fund's distributions will be based on projected Fund performance, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income from that quarterly period. As a result, all or a portion of a distribution may be a return of capital, which is in effect a partial return of the amount you invested in the Fund. The Fund's Board of Trustees (the "Board" or the "Trustees") may modify this distribution policy at any time without obtaining the approval of common shareholders.

The Fund expects to declare its initial Common Share distribution approximately 50 days after the completion of the Offering and pay approximately 75 days after the completion of the Offering, depending on market conditions. Thereafter, distributions are expected to be declared quarterly, depending on market conditions. Distributions will be reinvested in additional Common Shares under the Fund's Dividend Reinvestment Plan unless a shareholder elects to receive cash. See "Distributions."

The investment company taxable income of the Fund will generally consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss, and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.

The Fund's annual distributions will likely differ from annual investment company taxable income. To the extent that the Fund's investment company taxable income for any year exceeds the total quarterly distributions paid during the year, the Fund will generally make a special distribution at or near year-end of such excess amount as may be required. Over time, substantially all of the Fund's investment company taxable income will be distributed.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. The Fund may elect to designate, pursuant to federal tax law, the retained amount as undistributed capital gains in a notice to the common shareholders (the "Common Shareholders") of record as of the end of the Fund's taxable year. In such a case, Common Shareholders must include their allocable share of such designated amount in their income for the year as a long-term capital gain and will be deemed to have paid their share of the tax paid by the Fund and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund.

There can be no assurance as to what portion of the distributions paid to the Fund's shareholders will consist of tax-advantaged qualified dividend income. For taxable years beginning on or before December 31, 2010, certain distributions designated by the Fund as derived from qualified dividend income will be taxed in the hands of noncorporate shareholders at the rates applicable to long-term capital gain, provided holding period and other requirements are met by both the Fund and the shareholders. Additional requirements apply in determining whether distributions by foreign issuers should be regarded as qualified dividend income. The Fund's investment objective will limit the Fund's ability to meet these requirements and consequently will limit the amount of qualified dividend income received and distributed by the Fund.

The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. If the Fund's total quarterly distributions in any year exceed the amount of its investment company taxable income for the year, any such excess would generally be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed investment company taxable income and net realized capital gains would generally be treated as a tax-free return of capital up to the amount of the shareholder's tax basis in his or her Common Shares, which would reduce such tax basis, with any amounts exceeding such basis treated as a gain from the sale of his or her Common Shares. Consequently, although a return of capital may not be taxable, it could result in a higher taxable capital gain on the sale of your shares or a lower capital loss if you lose money on your investment.

Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. However, the ultimate tax characterization of the Fund's distributions made in a calendar year cannot finally be determined until the end of that calendar year. See "Tax Matters."

In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' NAV.

The Fund may in the future rely on exemptive relief granted by the Securities and Exchange Commission under the 1940 Act, which permits the Fund to include realized long-term capital gains as a part of its regular distributions to Common

Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year). See "Distributions."

Investment Adviser    ING Investments is an Arizona limited liability company, registered as an investment adviser with the Securities and Exchange Commission, and is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep")(NYSE: ING). ING Groep, , which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 75 million private, corporate, and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. As of September 30, 2009, ING Investments had approximately $44 billion of assets under management. See "Management of the Fund."

For its services as investment adviser to the Fund, including supervising the Sub-Adviser and providing certain administrative services to the Fund, ING Investments will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily managed assets. Solely for the purpose of compliance with Rule 35d-1 under the 1940 Act, the Fund will calculate its 80% investment test using net assets (plus borrowings for investment purposes) rather than managed assets. Option contracts written (sold) by the Fund are recorded as liabilities, while option contracts purchased by the Fund are recorded as assets. As the net aggregate value of the option contracts written by the Fund increases, the liability related to those contracts increases, thereby reducing the managed assets of the Fund and decreasing the management fee payable to the Adviser. Conversely, as the net aggregate value of the option contracts purchased by the Fund increases, the value of the assets related to those contracts increases, thereby increasing the managed assets of the Fund and increasing the management fee payable to the Adviser. In addition, the fee paid to ING Investments will be calculated on the basis of the Fund's average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, if any. Consequently, the fees will be higher when leverage is utilized.

Sub-Adviser    ING IM will be responsible for investing the Fund's assets in accordance with the Fund's investment objective and strategies. ING IM is a wholly-owned subsidiary of ING Groep and is registered with the Securities and Exchange Commission as an investment adviser. ING IM is an affiliate of ING Investments. The principal address of ING IM is 230 Park Avenue, New York, NY 10169. As of September 30, 2009, ING IM managed approximately $59 billion in assets.

For its services, ING IM will receive from ING Investments, a sub-advisory fee equal to 0.825% of the Fund's average daily managed assets. No advisory fee will be paid by the Fund directly to the Sub-Adviser.

ING Groep    On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan ("Restructuring Plan") was submitted to the European Commission, which approved the Restructuring Plan on November 18, 2009. It is expected that the

Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING IM) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

The Fund is dependent upon services and resources provided by its Adviser and Sub-Adviser, respectively, and therefore the Adviser's and Sub-Adviser's parent, ING Groep. The risks, uncertainties and other factors related to ING Groep's business, including its planned divestment of the Adviser and Sub-Adviser, the effects of which may cause its earnings, revenues, and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available.

In addition, the planned divestment of the Adviser and Sub-Adviser may potentially be deemed a "change of control" of each entity. Such a determination would be considered an "assignment" of the Adviser's Investment Management Agreement and the Sub-Adviser's Sub-Advisory Agreement and result in an automatic termination of each agreement pursuant to the 1940 Act. The Board of Trustees of the Fund would be required to approve a new investment management agreement with the Adviser and Sub-Adviser, respectively. The 1940 Act would also require that each investment management agreement be approved by the Fund's shareholders in order for each to become effective.

Listing    The Fund has been approved for listing on the NYSE under the symbol "IDE," subject to notice of issuance.

Transfer Agent, Dividend Disbursing Agent, Registrar and Custodian    The transfer agent, dividend disbursing agent, registrar and custodian for the Common Shares is The Bank of New York Mellon Corporation (formerly, The Bank of New York and hereinafter "The Bank of New York"), whose principal business address is 101 Barclay Street (11E), New York, NY 10286.

Risks    AN INVESTMENT IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS. LISTED BELOW ARE THE PRIMARY RISKS OF INVESTING IN THE FUND'S COMMON SHARES. SEE "RISKS" FOR A MORE COMPLETE DISCUSSION OF THE RISKS OF INVESTING IN THE FUND'S COMMON SHARES.

No Prior History. The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or public trading of its Common Shares.

Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount to their NAV, and the Fund's Common Shares may likewise trade at a discount to their NAV. The trading price of the Fund's Common Shares may be less than the public offering price at any point in time and Common Shareholders who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Investment and Market Risk. An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of all or a portion of the amount invested. An investment in the Fund's Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing covered call options, capital appreciation potential will be limited. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of distributions. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries.

Infrastructure-Related Investment Risk. Because the Fund invests in infrastructure companies, it has greater exposure to potentially adverse economic, regulatory, political and other changes affecting such companies. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations including interest rates and costs in connection with capital construction projects, costs associated with environmental and other regulations, the effects of economic slowdowns, surplus capacity, increased competition from other suppliers of services, uncertainties concerning the availability of necessary fuels, energy costs, the effects of energy conservation policies and other factors.

Infrastructure companies may be subject to the following additional risks:

•  Regulatory Risk: Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure companies' inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

•  Technology Risk: This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

•  Regional or Geographic Risk: This risk arises where an infrastructure company's assets are not movable. Should an event that somehow impairs the performance of an infrastructure company's assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

•  Natural Disasters Risk: Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. For example, extreme weather patterns, such as Hurricanes Katrina and Rita in 2005, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.

•  Through-put Risk: The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure companies' assets. Any change in the number of users may negatively impact the profitability of an infrastructure company.

•  Project Risk: To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Fund's return from that investment.

•  Strategic Asset Risk: Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

•  Operation Risk: The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company's ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

•  Customer Risk: Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

•  Interest Rate Risk: Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.

•  Inflation Risk: Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or some other factor. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Industrials Sector Risk. The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, the supply of and demand for specific industrial and energy products or services, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in industrials and energy equipment & services industries can adversely affect those industries. Furthermore, a company in the industrials sector can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Materials Sector Risk.  The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in the materials industries can also be adversely affected by liability for environmental damage, depletion of resources, mandated expenditures for safety and pollution control, labor relations, and government regulations.

Foreign Investment and Emerging Markets Risk. Foreign investments may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates and unstable political, social and economic conditions, which may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign issuers. Foreign (non-U.S.) investments may also be subject to the risks of a lack of adequate or accurate company information, smaller, less liquid and more volatile securities markets, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment and currency transfers. Because of less developed markets and economies, foreign investments may have less liquidity and increased price volatility. In some countries, less mature governments and governmental institutions may potentially lead to greater risks of expropriation, confiscatory taxation and national policies that may restrict the repatriation of cash or the Fund's investments in general. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in emerging markets. To the extent that the Fund invests in emerging markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. Investments in foreign issuers may also decrease the Fund's ability to borrow against its assets.

Foreign (non-U.S.) Currency Risk. The Fund's portfolio will include equity securities of companies located in foreign countries including emerging markets. The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund's assets may be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, or the hedges are ineffective, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

Options Risk. There are numerous risks associated with transactions in options. A decision as to whether, when and how to write Call Options under the Fund's strategy involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The purchaser of a call option written on an equity security or securities that is written (sold) by the Fund has the right to any appreciation in the cash value of the price of such security or securities over the exercise price up to and including the expiration date. Therefore, as the writer of a call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written, above the sum of the premium and the exercise price of the call option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline.

The exercise of Call Options may be in cash or in shares of the underlying securities. When a Call Option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in the realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

Rising prices of the equity securities or a security in respect of which a Call Option is written will increase the liability of the Fund under such Call Option. Such an increase in liability should generally be offset, at least in part, by appreciation in the value of the Fund's portfolio holdings. The Fund will seek to maintain written Call Options on equity securities whose price movements, taken in the aggregate, are correlated with the price movements of the portion of the Fund's portfolio securities on which such options were written. To the extent that there is a lack of correlation, for example if the Fund were to sell all or a portion of an individual security included in a Portfolio Call Option, and the equity securities underlying the Fund's written Call Options appreciate more than the Fund's portfolio, this may result in losses, or limit gains, to the Fund.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily unless an exception is available under applicable accounting rules.

The transaction costs of buying and selling options consist primarily of bid/ask spreads and commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the securities because these costs are often greater in relation to options premiums than in relation to the cash value of the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as call writing strategies. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors.

The Fund's ability to implement its option strategy may be more limited than implementing such a strategy for equity portfolios that are less thematic and more comparable to broad market indices than the Fund. There can be no assurance that a liquid market will exist when the Fund seeks to establish or close-out a Call Option.

In addition, over-the-counter options may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

The Fund cannot guarantee that the call option strategy will be effective. The Fund may also write call options with different characteristics and managed differently than described above.

Issuer Risk. The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer's goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer's financial condition or a decision by the issuer to pay a lower dividend. In addition, there may be limited public information available for the Sub-Adviser to evaluate foreign issuers.

Equity Risk. The NAV of the Fund's Common Shares will change as the prices of its portfolio investments go up or down. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The prices of equity securities fluctuate based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies declines or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Small-Cap and Mid-Cap Companies Risk. The Fund may invest in companies whose market capitalization is considered small as well as mid-cap companies. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more volatile than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Derivatives Risk. In addition to writing Call Options as part of the investment strategy, the risks of which are described above, the Fund may invest in a variety of derivative instruments for hedging or risk management purposes. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund's performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Risk. The level of premiums from covered call option writing and the amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's investments in equity securities may also be influenced by changes in interest rates. When interest rates rise, the market value of certain of such securities may fall.

Illiquid Securities Risk. The Fund may invest up to 15% of its managed assets in illiquid securities. For this limit, a security is considered illiquid if it cannot be disposed of in seven days at approximately the price at which the Fund carries the security on its books. In the case of exchange-traded options or options written in the over-the-counter markets, an option will be considered illiquid by the Fund if it cannot be closed in seven days. The Fund may not be able to sell an illiquid security at a favorable time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which may negatively impact the price the Fund would receive upon disposition. The Fund's policy on liquidity of options varies from the position used by open-end funds in that the Fund relies on the ability to close an over-the-counter option on the market to consider it liquid, whereas over-the-counter options and the securities on which they are written are generally treated as illiquid by open-end funds. As a result, the Fund may invest a greater portion of its assets in options traded over-the-counter than could an open-end fund.

Distribution Risk. The Fund's ability to pay distributions varies widely over the short- and long-term. If stock market volatility declines, the level of premiums from writing covered call options will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from short-term gains earned in respect of Call Option expiry or close-out. Net realized and unrealized gains on the Fund's stock investments will be determined primarily by the direction and movement of the relevant stock market (and the particular stocks held). Dividends on equity securities are not fixed but are declared at the discretion of the issuer's board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

Tax Risk. The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The Fund may distribute what is called a "return of capital" if the distributions by the Fund exceed the Fund's earnings. In such a case, the portion of the distributions that exceed earnings is, in effect, a partial return of the amount you invested in the Fund. For tax purposes, if the Fund's total distributions for any year exceed the amount of its taxable net income and taxable net gains for the year, any such excess would generally be characterized as a return of capital for federal income tax purposes. Distributions in any year may include a substantial return of capital component.

For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed total taxable income and taxable net gains would generally be treated as a return of capital for tax purposes.

If the Fund makes a distribution that is a return of capital for tax purposes, such amount is not taxable (because it is, in effect, a partial return of your investment), but such return of capital reduces the amount of the tax basis in your shares. As a result, a return of capital would normally result in a higher taxable capital gain on the sale of your shares (or lower capital loss if you lose money on your investment). As an example, if you invest $10,000, and have an initial tax basis of $10,000, a $2,000 return of capital would reduce your tax basis to $8,000 and if you subsequently sell your shares for $11,000 you would generally have a taxable gain of $3,000, whereas without the return of capital, your taxable gain would generally have been $1000.

Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts, which could include distributions of capital gains and/or returns of capital. However the ultimate tax characterization of the Fund's distributions made in a calendar year cannot finally be determined until the end of that calendar year. In addition, the Fund's income distributions that qualify for favorable tax treatment may be affected by the Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code of 1986, as amended (the "Code"), and future changes in tax laws and regulations. See "Tax Matters."

Portfolio Turnover Risk. Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. As a result of the options strategy, the Fund may experience a higher turnover rate than a fund that does not employ such a strategy. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year. The Fund may, but under normal market conditions does not intend to, engage in frequent and active trading of portfolio securities to achieve its investment objective. However, annual portfolio turnover as a result of the Fund's purchases and sales of equity securities and options in connection with its options strategy may exceed 100%, which is higher than many other investment companies and would involve greater trading costs to the Fund and may result in greater realization of taxable capital gains.

Management Risk. The Fund is subject to management risk because it is an actively-managed portfolio. The Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser has a wide range of experience in managing equity portfolios (including portfolios that contain infrastructure related equities), and strategies that involve options (including the writing of call options on an account's portfolio securities). However, the Sub-Adviser does not have experience in managing equity portfolios that strictly consist of infrastructure companies or combining such portfolios with a strategy of writing (selling) Call Options similar to the strategy described in this prospectus. While the Sub-Adviser has developed its approach through the testing of models in different market environments, investors bear the risk that the combination of strategies has not been tested in actual funds or accounts, and has not been utilized in various market cycles.

The Fund is dependent upon the services and resources provided by the Adviser and the Sub-Adviser, and therefore their parent, ING Groep. ING Groep has announced a restructuring plan in which it will divest its insurance operations (including the Adviser and Sub-Adviser) and ING Direct US by the end of 2013. The potential separation of the Adviser and Sub-Adviser from ING Groep could adversely affect the Adviser's and Sub-Adviser's business and profitability due to the loss of access to the services and resources of ING Groep, the potential loss of ING Groep's brand and reputation, the potential inability to attract and retain key employees and the uncertainty surrounding the restructuring. For additional information on ING Groep, see "Management of the Fund."

Initial Public Offering ("IPO") Risk. IPOs and companies that have recently become public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. If the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

Depositary Receipts Risk. The Fund may invest in depositary receipts, including unsponsored depositary receipts. The issuers of unsponsored depositary receipts may not provide as much information about the underlying issuer and the depositary receipts may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Securities Lending Risk. To seek to generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund's managed assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment-grade collateral held by an independent agent. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. In addition, there is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, securities lending is subject to counterparty risk.

Market Disruption and Geo-Political Risk. The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the U.S. and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty. Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund.

Current Capital Markets Environment Risk. Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. The capital markets have experienced periods of significant volatility since the latter half of 2007. General market uncertainty has resulted in declines in valuation, greater volatility and less liquidity for a variety of securities. During times of increased market volatility, the Fund may not be able to sell portfolio securities readily at prices reflecting the values at which the securities are carried on its books. Sales of large blocks of securities by market participants that are seeking liquidity can further reduce prices in an illiquid market.

The cost of raising capital in the fixed income and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other fixed income instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new fixed income or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their maintenance and growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

The prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio.

Anti-Takeover Provisions. The Fund's Declaration of Trust, as may be amended, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

No Temporary Defensive Positions Risk. The Fund will seek to invest in accordance with its investment objectives and generally will not adopt temporary defensive positions to hedge against adverse market conditions.

SUMMARY OF FUND EXPENSES

The following table shows the Fund's expenses as a percentage of net assets attributable to Common Shares.

Shareholder Transaction Expenses
Sales Load Paid by You (as a percentage of offering price)	4.50%
Offering Expenses Borne by the Fund (as a percentage of offering price)(1)	0.20%
Dividend Reinvestment Plan Fees	None(2)
	Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	1.00%
Other Expenses(3)	0.15%
Administrator Fees	0.10%
Total Operating Expenses	1.25	%(4)

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a shareholder, would bear directly or indirectly. See "Management of the Fund."

The information above assumes that the Fund is offering 15,000,000 Common Shares. These figures represent estimates as the actual size of the offering and related expenses are not known as of the date of this prospectus, and the actual offering expenses to be paid by the Fund and ING Investments may vary substantially from these estimates. If the Fund issues fewer than 15,000,000 Common Shares in this Offering, estimated expenses are likely to be higher as a percentage of net assets attributable to Common Shares. The offering costs to be paid or reimbursed by the Fund are not included in the Annual Expenses table above. However, these expenses will be borne by Common Shareholders and result in a reduction of the NAV of the Common Shares.

The following example illustrates the expenses (including the sales load of $45, and estimated expenses of this offering of $2 that you would pay on a $1,000 investment in Common Shares, assuming (1) total annual expenses of 1.25% of net assets attributable to Common Shares and (2) a 5% return.(5)

	1 Year	3 Years	5 Years	10 Years
Total Expenses(6)	$59	$85	$112	$191

(1)  ING Investments has agreed to pay all organizational expenses of the Fund. ING Investments has agreed to pay Common Share offering costs (other than sales load) that exceed $0.04 per Common Share (0.20% of the offering price). Assuming that the Fund issues 15,000,000 Common Shares in the offering at a total public offering price of $20.00, the total offering costs are estimated to be $1,050,000 (or approximately $0.07 per share), of which the Fund would pay or reimburse offering expenses estimated at $600,000 (or $0.04 per share) from the proceeds of the offering, and ING Investments would pay the balance of the offering expenses estimated at $450,000 (or approximately $0.03 per Common Share).

(2)  You will be charged certain service charges and pay a per share charge if you direct the Plan Agent to sell your Common Shares held in a dividend reinvestment account. You may also pay a pro rata share of brokerage commissions incurred in connection with open-market purchases pursuant to the Fund's Dividend Reinvestment Plan. See "Distributions."

(3)  "Other Expenses" are based on estimated amounts of ordinary operating expenses for the current fiscal year and include Acquired Fund Fees and Expenses, which are currently not expected to exceed 0.01%.

(4)  ING Investments, LLC, has entered into a written expense limitation agreement with the Fund under which it will limit expenses of the Fund, excluding interest, taxes, brokerage commissions, other investment-related costs, leverage expenses and extraordinary expenses, to 1.25% of the Fund's average net assets, subject to possible recoupment by ING Investments, LLC within three years. The expense limit will continue through at least March 1, 2011. The expense limitation agreement is contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current term or upon termination of the investment management agreement. In addition, the expense limitation agreement may be terminated by the Fund upon at least 90 days' prior written notice to ING Investments, LLC. For more information regarding the expense limitation agreement, please see the Statement of Additional Information.

(5)  The foregoing example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown. The example assumes that the estimated "Other Expenses" set forth in the "Annual Expenses" fee table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

(6)  Assumes the Fund has not issued any preferred shares and has no outstanding borrowings.

THE FUND

The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on November 6, 2007. As a newly organized entity, the Fund has no operating history and there has been no public trading of the Fund's Common Shares. The Fund's principal office is located at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258, and its telephone number is (800) 992-0180.

USE OF PROCEEDS

The net proceeds of the Offering will be approximately $   ($ if the Underwriters exercise the overallotment option in full) after payment of the estimated organizational and offering costs. ING Investments has agreed to pay all organizational expenses of the Fund. ING Investments has also agreed to pay offering costs (other than sales load) that exceed $0.04 per Common Share.

The Fund will invest the net proceeds of the Offering in accordance with the Fund's investment objective and strategies described elsewhere in this prospectus. It is presently anticipated that the Fund will be able to invest substantially all of the net proceeds within two weeks after the completion of the Offering. Pending such investment, it is anticipated that the proceeds will be invested in short-term or long-term securities issued by the U.S. government or its agencies or instrumentalities or in high quality, short-term money market instruments.

THE FUND'S INVESTMENTS

Investment Objective and Strategies

The Fund's investment objective is total return through a combination of current income, capital gains and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund's investment objective is not fundamental and may be changed without shareholder vote. The Fund will provide shareholders with at least 60 days' prior notice of any change in its investment objective.

The Fund will seek to achieve its investment objective by investing in a broad range of companies that the Sub-Adviser believes, based on its proprietary research, will benefit from the building, renovation, expansion and utilization of infrastructure. Under the Sub-Adviser's strategy, in addition to investing in infrastructure companies which own and/or operate infrastructure facilities, the Fund will seek to invest in a broader range of companies, principally in the industrials and materials sectors, that the Sub-Adviser believes, based on its proprietary research, will benefit from the building, renovation, expansion and utilization of infrastructure. The Fund will invest in a portfolio of U.S. and international equity securities of companies, or derivatives having economic characteristics similar to such equity securities, comprised principally of infrastructure, industrials and materials companies, with a focus on companies that the Sub-Adviser believes will benefit from increased government and private spending in six areas: power, construction, materials, communications, transportation and water.

The Sub-Adviser considers infrastructure to be facilities and operations that help facilitate the movement of material, energy, people and information. Thus, infrastructure is an underlying foundation of the quality of life for people and productivity and growth for an economy. The Sub-Adviser believes that many mature economies are faced with the need to overhaul and modernize their infrastructure over the coming decades and that simultaneously, emerging economies will be developing or upgrading their infrastructure to improve living standards and support the growth and productivity of their economies.

The Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on either (1) the value of subsets of stocks in its portfolio or (2) selected equities in its portfolio. The notional amount of such calls will initially be 25% to 35% of the total value of the Fund's portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on the Sub-Adviser's assessment of market conditions, generally within a range of 15% to 50%. As the writer of such call options, in effect, during the term of the option, in exchange for the premium received by the Fund, the Fund sells the potential appreciation above the exercise price in the value of security or securities covered by the options. Therefore, the Fund forgoes part of the potential appreciation for part of its equity portfolio in exchange for the call premium received.

Equity Portfolio

Under normal market conditions, the Fund will seek to achieve its investment objective by investing at least 80% of its managed assets, in the equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in three broad market sectors—infrastructure, industrials and materials. "Managed assets" consist of the Fund's gross asset value, minus the sum of the Fund's accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, if any, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares).

Infrastructure—Companies in the infrastructure sector are those issuers in the Macquarie Global Infrastructure Index or the S&P Global Infrastructure Index. These include companies that (a) generate, transmit, distribute or store electricity, oil, gas or water; (b) provide telecommunications services; or (c) construct, operate or own airports, toll roads, railroads, ports or pipelines.

Industrials—Companies in the industrials sector are those issuers classified as such under the Global Industry Classification Standard ("GICS") and those classified as energy equipment & services industry under GICS. Under GICS, industrials include companies involved in the research, development, manufacture, distribution, supply or sale of industrial products, services or equipment. These companies may include manufacturers of civil or military aerospace and defense equipment, building components, civil engineering firms and large-scale contractors, companies producing electrical components or equipment, manufacturers of industrial machinery and industrial components and products, and companies providing transportation services, including companies providing air freight transportation, railroads and trucking companies.

Materials—Companies in the materials sector are those issuers classified as such under the GICS. These include companies that manufacture chemicals, construction materials, forest products, metals and mining companies and steel producers.

Under the Sub-Adviser's strategy, in addition to investing in infrastructure companies which own and/or operate infrastructure facilities, the Fund will seek to invest in a broader range of companies, principally in the industrials and materials sectors, that the Sub-Adviser believes, based on its proprietary research, will benefit from the building, renovation, expansion and utilization of infrastructure. The Sub-Adviser will seek to build a diversified equity portfolio, with a focus on companies that the Sub-Adviser believes will benefit from increased government and private spending in six areas: power, construction, materials, communications, transportation and water.

•  Power—The Sub-Adviser believes that there will be substantial investments to upgrade electric generation, transmission and distribution infrastructure in the coming decades in both the U.S., other developed markets and many emerging markets. Renewable sources of power may also be developed, while existing sources are expanded and upgraded. The Sub-Adviser will seek to identify attractive companies that benefit from this Power theme from a variety of infrastructure related industries, including: Electric Utilities, Industrial Conglomerates, Oilfield Services and Equipment, Gas Distributors, Oil & Gas Pipelines and Alternative Power Generation.

•  Construction—The Sub-Adviser believes that spending by industry and governments may show promising growth in the world's largest construction markets as developed nations need to upgrade highways and bridges, ports, airports and terminals, and emerging markets look to build additional commercial and government facilities and related infrastructure. The Sub-Adviser will seek to identify attractive companies that benefit from this Construction theme from a variety of infrastructure related industries, including: Engineering & Construction, Industrial Machinery, Electrical Products, Construction Materials, Building Products and Miscellaneous Manufacturing.

•  Materials—The Sub-Adviser believes that developing countries are dependent on all forms of metals and materials as they accelerate their global expansion. Emerging economies such as Brazil, Russia, India and China are in materials-intensive stages of development due to urbanization and industrialization. The Sub-Adviser believes this may benefit many materials producers and related companies both in the U.S. and other developed and emerging markets. The Sub-Adviser will seek to identify attractive companies that benefit from this Materials theme from a variety of infrastructure related industries, including: Steel, Aluminum, Chemicals-Agricultural, Chemicals-Specialty, Chemicals-Major Diversified, Metal Fabrication, Forest Products and Other Metals/Minerals.

•  Communications—The Sub-Adviser believes that there will be significant global investments in telecommunications infrastructure in the next decade. Technological advances such as network advances in cellular technology create an opportunity to increase low penetration rates in many emerging market countries. The Sub-Adviser will seek to identify attractive companies that benefit from this Communications theme from a variety of infrastructure related industries, including: Major Telecommunications, Telecommunications Equipment, Wireless Communications and Specialty Communications.

•  Transportation—The Sub-Adviser believes that both passenger and cargo traffic levels will grow dramatically over the next two decades. Industrialization, urbanization and growing international trade should lead to investment in transportation infrastructure to relieve bottlenecks to support the increasing flow of goods. For example, exports of time sensitive, high value goods contribute to the growth of air freight. The Sub-Adviser will seek to identify attractive companies that benefit from this Transportation theme from a variety of infrastructure related industries, including: Aerospace & Defense, Trucks/Construction/Farm Machinery, Trucking, Marine Shipping, Air Freight/Couriers, Railroads and Other Transportation.

•  Water—The Sub-Adviser believes that water infrastructure demand is fueled by water scarcity and the increased need for storage, distribution, sanitation and waste management. Infrastructure development lies at the heart of meeting the need for water for consumption, agriculture, industry and sanitation. The Sub-Adviser will seek to identify attractive companies that benefit from this Water theme from a variety of infrastructure related industries, including: Environmental Services, Water Utilities and Agricultural Commodities/Milling.

When selecting equity investments for the Fund, the Sub-Adviser normally seeks to identify through bottom-up fundamental research companies that it believes to be undervalued relative to their business fundamentals and outlook. The Sub-Adviser seeks to build an information advantage about the companies in which the Fund invests based on the research of its Fundamental Research Team. Analysts covering the relevant sectors will be principally responsible for research coverage of equities purchased by the Fund. The Fund will also draw on international research input from analysts in these sectors based in international affiliates of the Sub-Adviser.

The Sub-Adviser believes that infrastructure development is necessary to sustain high economic growth, maintain competitiveness, contain inflation and improve the quality of life in both developed and emerging economies. The Sub-Adviser believes that the key drivers of infrastructure demand include population growth, urbanization and ease-of-mobility, growth of global trade, the need for improved standards of living, and environmental protection and sanitation. As a result of global economic stimulus packages, the Sub-Adviser expects spending on infrastructure development to increase worldwide.

The Sub-Adviser has constructed a broad universe of over 1500 global companies that operate in industries which are related to its investment themes as set out above. The Sub-Adviser will seek to identify, through bottom-up fundamental research, companies that it believes to be undervalued relative to their business fundamentals and outlook, and whose revenues or growth in revenues are driven by infrastructure spending. Through this bottom-up fundamental research, the Sub-Adviser looks to identify companies with the following characteristics: good growth prospects, resilient earnings potential across market cycles, disciplined capital allocation management and a strong competitive position. The portfolio managers of the Fund will perform in-depth analysis on those companies and produce a recommended list of stocks from which the lead portfolio managers will select stocks for the Fund's portfolio. Earnings and earnings-related expectations are considered in the context of relative valuations and performance catalysts are identified on the most attractive candidates.

Under normal market conditions, the Fund will generally hold 60 to 100 equity securities in its portfolio and will be invested across a broad range of countries, industries and market sectors, primarily in infrastructure, industrials and materials sectors and including investments in issuers located in countries with emerging markets. An emerging market country means any country which is in the Emerging Market Database of Standard and Poor's ("S&P") or the Morgan Stanley Capital International Emerging Markets IndexSM ("MSCI EM IndexSM"), or those countries which generally are considered to be emerging market countries by the international financial community. The Fund may invest in a blend of large-capitalization, mid-capitalization and small-capitalization stocks. In constructing the portfolio, the Sub-Adviser will take into account the objectives of the Fund's option writing strategy and the instruments through which it is implemented.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, to limit losses, to re-deploy assets into opportunities that it believes are more promising, for tax management purposes, or to meet obligations arising out of the Fund's call writing program.

The Fund may, but under normal market conditions does not intend to, engage in frequent and active trading of portfolio securities to achieve its investment objective. However, annual portfolio turnover as a result of the Fund's purchases and sales of equity securities and options in connection with its options strategy may exceed 100%, which is higher than many other investment companies and would involve greater trading costs to the Fund and may result in greater realization of taxable capital gains.

Equity securities held by the Fund may include common stocks, preferred shares, convertible securities, warrants and depository receipts. The Fund may also invest in derivative investments, which may include swaps, futures, options and ETFs.

Options Strategy

The Fund will also seek to secure gains and enhance the stability of returns over a market cycle by writing (selling) call options on either (1) the value of subsets of stocks in its portfolio or (2) selected equity securities held in its portfolio, generally comprised of a portion of the Fund's large-capitalization holdings. The underlying value against which such calls will be written will initially be 25% to 35% of the total value of the Fund's portfolio, although this percentage may vary depending on the cash flow requirements of the portfolio and on the Sub-Adviser's assessment of market conditions, generally within a range of 15% to 50%.

The Sub-Adviser believes that a strategy of owning a portfolio of equity securities in conjunction with writing (selling) options may, in addition to enhancing stability of returns over a market cycle, provide returns that are superior to owning a stock-only portfolio under three different stock market scenarios: (1) down-trending equity markets; (2) flat equity market conditions; and (3) moderately rising equity markets. In the Sub-Adviser's opinion, in more strongly rising equity markets, this strategy generally may be expected to underperform an equivalent stock-only portfolio.

The Sub-Adviser intends to write (sell) such calls, which may be denominated in U.S. dollar or foreign currency, on subsets of stocks (traded in the U.S. or overseas) in its portfolio at the time of writing (a "Portfolio Call Option") and/or on selected individual equity securities in its portfolio holdings ("Individual Security Call Options") and, together with the Portfolio Call Options ("Call Options"). The Fund expects initially to write (sell) Call Options primarily with shorter maturities (typically ten days to three months until expiration) generally, at-the-money or near-the-money, in the over-the-counter markets with major international banks, broker-dealers and financial institutions. Exchange-traded options may be used for Individual Security Call Options.

Gross premiums received from the Fund's call writing strategy, if any, may be used to supplement the Fund's interest, dividends and gains realized, if any, to provide cash flow available for its level distribution program. The Fund will not write (sell) Call Options for a notional amount that exceeds in aggregate the value of the Fund's equity portfolio at the time the options are written.

The Fund, as the writer of Call Options, will receive cash (the premium) from the options purchasers. The purchaser of a Call Option has the right to receive from the Fund any appreciation in the value of the group of equity securities (under a Portfolio Call Option) or an individual equity security (under an Individual Security Option) over a fixed price (the exercise price) as of a specified date in the future (the option expiration date). In effect, the Fund sells the potential appreciation in the value of the equity securities above the exercise price during the term of the Call Option in exchange for the premium, but retains the risk of potential decline in those securities below the price which is equal to the excess of the exercise price of the Call Option over the premium per share received on the Call Option. Thus, writing Call Options will generally cause the Fund to underperform an equivalent stock-only portfolio without a call option overlay in periods of rising markets, particularly in periods of strongly rising markets.

If a Call Option written by the Fund expires unexercised, the Fund would ordinarily realize on the expiration date a short-term capital gain equal to the premium received by the Fund. The Sub-Adviser generally expects to re-establish new Call Option positions on the expiration of positions written. If the value of a Call Option written increases significantly, the Fund may look to buy back the Call Option or close-out the Call Option written at the then fair value of the Call Option and then re-establish a Call Option position by writing a new at-the-money or near-the-money Call Option based on the new higher underlying equity value(s). If the price of the securities or a security underlying a Call Option written declines, the Fund may seek to let such Call Options expire or buy back any Call Options written and sell a new at-the-money or near-the-money Call Option based on the new lower underlying equity value(s).

Rising prices of the equity securities or a security in respect of which a Call Option is written will increase the liability of the Fund under the options it has written. Such an increase in liability should generally be offset, at least in part, by appreciation in the value of the Fund's portfolio holdings. The Fund will seek to maintain written Call Options on equity securities whose price movements, taken in the aggregate, are correlated with the price movements of the portion of the Fund's portfolio securities on which such options were written. To the extent that there is a lack of correlation, for example if the Fund were to sell all or a portion of an individual security included in a Portfolio Call Option, and the equity securities underlying the Fund's written Call Options appreciate more than the Fund's portfolio, this may result in losses, or limit gains, to the Fund.

In addition to writing Call Options as described above, the Sub-Adviser may employ additional options strategies. The Sub-Adviser expects to limit the use of these additional options strategies, and expects that writing Call Options will be the primary option strategy employed by the Fund. These additional options strategies may include utilizing index call options, utilizing call spreads, purchasing put options or other types or combinations of options. Such options may be purchased or sold on various indices, securities or other instruments, including but not limited to individual stocks, ETFs, currencies and baskets of securities or indices. Call spreads are one type of option strategy that may be used by the Sub-Adviser. A call spread involves writing a call option and the corresponding purchase of a call option on the same underlying security, index or instrument with the same expiration date but with different exercise prices. In entering into call spreads, the Fund generally will sell an at-the-money or slightly out-of-the-money call option and purchase an out-of-the-money call option that has a strike price higher than the strike price of the call option written by the Fund. The call spreads utilized by the Fund generally will generate less net option premium than writing calls, but limit the overall risk of the strategy (in rapidly rising markets) by capping the Fund's liability from the written call while simultaneously allowing for additional potential upside above the strike price of the purchased call.

Other Investment Policies

In addition to its primary investment strategies described above, the Fund may invest to a limited extent in other types of securities and engage in certain other investment practices, as discussed below. These investment techniques are not expected to be a primary strategy of the Fund.

The Fund may invest up to 10% of its managed assets in warrants, and up to 20% of its managed assets in fixed-income securities other than money market instruments or money market funds, including bonds or senior secured loans of investment-grade or non-investment-grade companies.

The Fund may invest in other derivative instruments acquired for hedging and risk management purposes, provided that such derivative instruments are acquired to enable the Fund to protect against a decline in its assets or its ability to pay distributions. Generally speaking, derivatives are securities whose value may be based on other assets or reference rates such as securities, currencies, interest rates or indices. Derivatives include futures and forward contracts; options on futures contracts, foreign currencies, securities and stock indices; structured notes and indexed securities; and swaps, caps, floors and collars and combinations of the above.

Up to 15% of the Fund's managed assets may be invested in illiquid securities.

The Fund does not intend to depart from its investment strategy in response to adverse market, economic or political conditions by engaging in transactions or strategies that would involve selling securities in order to seek temporary defensive positions such as cash. The Fund is not required to, and generally will not, hedge its equity risk (other than periodically engaging in hedging transactions with respect to equity positions denominated in foreign currency).

The Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund's managed assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment-grade collateral held by an independent agent.

Many of the securities in which the Fund may invest are denominated in foreign currencies. Under normal market conditions, the Fund will not hedge its foreign currency exposures (other than as provided for below). However, the Fund may engage periodically in currency hedging to protect the Fund against potential depreciation of a country's or region's currency versus the U.S. dollar. For example, the Fund may enter into forward currency contracts or purchase options.

The Fund may invest in initial public offerings.

Although it has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings.

To seek to achieve a return on uninvested cash or for other reasons, the Fund may invest its assets in money market instruments or money market funds, including money market funds managed by ING Investments and/or the Sub-Adviser. ING Investments and its affiliates may receive fees from ING Funds money market funds for providing services in addition to the fees that they are entitled to receive from the Fund for services provided directly. ING Investments and/or the Sub-Adviser may waive fees that they are entitled to receive from either the Fund or the ING Funds money market funds.

Short Sales. The Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale "against-the-box"). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

The ability to use short sales against-the-box as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund's taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

Preferred Stock. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have certain characteristics of both debt and common stock. They are debt-like in that their promised income is contractually fixed. They are common stock-like in that they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Furthermore, they have many of the key characteristics of equity securities due to their subordinated position in an issuer's capital structure and because their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows. The Fund will only invest in preferred stocks that are rated investment-grade at the time of investment by at least one nationally-recognized rating agency, or, if unrated, determined by the Sub-Adviser to be of comparable quality. S&P and Fitch Ratings consider securities rated BBB- and above to be investment-grade and Moody's considers securities rated Baa3 and above to be investment-grade.

Warrants. The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which a warrant is held.

When-Issued Securities and Forward Commitments. Securities may be purchased on a "forward commitment" or "when-issued" basis (meaning securities are purchased or sold with payment and delivery taking place in the future) in order to secure what is considered to be an advantageous price and yield at the time of entering into the transaction. However, the return on a comparable security when the transaction is consummated may vary from the return on the security at the time that the forward commitment or when-issued transaction was made. From the time of entering into the transaction until delivery and payment is made at a later date, the securities that are the subject of the transaction are subject to market fluctuations. In forward commitment or when-issued transactions, if the seller or buyer, as the case may be, fails to consummate the transaction, the counterparty may miss the opportunity of obtaining a price or yield considered to be advantageous. Forward commitment or when-issued transactions may occur a month or more before delivery is due. However, no payment or delivery is made until payment is received or delivery is made from the other party to the transaction. Forward commitment or when-issued transactions will not be entered into for the purpose of investment leverage.

Securities Lending. The Fund may seek to earn income by lending portfolio securities, up to 33 1/3% of its managed assets, to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities fails financially. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment-grade and when the expected returns, net of administrative expenses and any finders' fees, justifies the attendant risk. Securities loans currently are required to be secured continuously by collateral in cash, cash equivalents (such as money market instruments) or other liquid securities held by the custodian and maintained in an amount at least equal to the market value of the securities loaned. The financial condition of the borrower will be monitored by the Sub-Adviser on an ongoing basis. The Fund will not lend portfolio securities subject to a written American style covered call option contract. The Fund may lend portfolio securities subject to a written European style covered call option contract as long as the lending period is less than or equal to the term of the covered call option contract.

Borrowings. The Fund may borrow money to the extent permitted under the 1940 Act as interpreted, modified or otherwise permitted by the regulatory authority having jurisdiction. Although there is no current intention to do so, the Fund may in the future from time to time borrow money to add leverage to the portfolio. The Fund may also borrow money for temporary administrative purposes.

Other Investment Companies. The Fund may invest in securities of other open- or closed-end investment companies to the extent permitted under the 1940 Act, including ETFs that invest primarily in securities of the types in which the Fund may invest directly. In addition, the Fund may invest a portion of its managed assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the Fund may invest directly. The Fund generally expects that it may invest in other investment companies, including ETFs, and/or pooled investment vehicles during periods when it has large amounts of uninvested cash, during periods when there is a shortage of attractive securities of the types in which the Fund may invest directly available in the market or in order to increase the effectiveness of the collar strategy for risk management for the Fund. As an investor in an investment company, the Fund will bear its pro rata share of that investment company's expenses and would remain subject to payment of that investment company's advisory and administrative fees with respect to assets so invested. Common Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. The Sub-Adviser will take expenses into account when evaluating the investment merits of an investment in another investment company relative to available securities of the types in which the Fund may invest directly. In addition, the securities of other investment companies may be leveraged and therefore will be subject to the same leverage risks described herein.

The Fund may also invest its assets in money market instruments or money market funds, including ING Institutional Prime Money Market Fund and/or one or more other money market funds advised by ING affiliates. The Fund's purchase of shares of an ING Money Market Fund will result in the Fund paying a proportionate share of the expenses of the ING Money Market Fund. ING Investments, as the Fund's investment adviser, will waive its fee in an amount equal to the advisory fee received by the investment adviser of the ING Money Market Fund in which the Fund invests resulting from the Fund's investment into the ING Money Market Fund.

Portfolio Turnover. The Fund will purchase and sell securities to seek to accomplish its investment objective. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions and other transaction costs on the purchase and sale of securities and reinvestment in other securities. Higher portfolio turnover may decrease the after-tax return to Common Shareholders to the extent it results in a decrease of the long-term capital gains portion of distributions to Common Shareholders. Although the Fund cannot accurately predict its portfolio turnover rate, under normal market conditions, it expects to maintain relatively low core turnover of its stock portfolio, not including purchases and sales of equity securities and options in connection with the Fund's options program. On an overall basis, the Fund's annual turnover rate may exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in greater realization of taxable capital gains.

See "Additional Investment Policies and Restrictions" in the SAI for more information regarding the Fund's investment restrictions.

RISKS

Risk is inherent in all investing. The following discussion summarizes some of the risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Investment Policies and Restrictions" in the SAI.

No Prior History

The Fund is a newly organized, diversified, closed-end management investment company with no history of operations or public trading of its Common Shares.

Market Discount Risk

Shares of closed-end management investment companies frequently trade at a discount to their NAV, and the Fund's Common Shares may likewise trade at a discount to their NAV. The trading price of the Fund's Common Shares may be less than the public offering price at any point in time and Common Shareholders who sell their shares within a relatively short period after completion of the public offering are likely to be exposed to this risk. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

Investment and Market Risk

An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of all or a portion of the amount invested. An investment in the Fund's Common Shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. In addition, by writing covered call options, capital appreciation potential will be limited. Your Common Shares at any point in time may be worth less than your original investment, even after taking into account any reinvestment of distributions. Market risk is the risk that securities may decline in value due to factors affecting securities markets generally or particular industries.

Infrastructure-Related Investment Risk

Because the Fund invests in infrastructure companies, it has greater exposure to potentially adverse economic, regulatory, political and other changes affecting such companies. Infrastructure companies are subject to a variety of factors that may adversely affect their business or operations including interest rates and costs in connection with capital construction projects, costs associated with environmental and other regulations, the effects of economic slowdowns, surplus capacity, increased competition from other suppliers of services, uncertainties concerning the availability of necessary fuels, energy costs, the effects of energy conservation policies and other factors.

Infrastructure companies may be subject to the following additional risks:

•  Regulatory Risk: Infrastructure companies may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to services, the imposition of special tariffs and changes in tax laws, environmental laws and regulations, regulatory policies, accounting standards and general changes in market sentiment towards infrastructure assets. Infrastructure companies' inability to predict, influence or respond appropriately to changes in law or regulatory schemes could adversely impact their results of operations.

•  Technology Risk: This risk arises where a change could occur in the way a service or product is delivered rendering the existing technology obsolete. While the risk could be considered low in the infrastructure sector given the massive fixed costs involved in constructing assets and the fact that many infrastructure technologies are well-established, any technology change that occurs over the medium term could threaten the profitability of an infrastructure company. If such a change were to occur, these assets may have very few alternative uses should they become obsolete.

•  Regional or Geographic Risk: This risk arises where an infrastructure company's assets are not movable. Should an event that somehow impairs the performance of an infrastructure company's assets occur in the geographic location where the issuer operates those assets, the performance of the issuer may be adversely affected.

•  Natural Disasters Risk: Natural risks, such as earthquakes, flood, lightning, hurricanes and wind, are risks facing certain infrastructure companies. For example, extreme weather patterns, such as Hurricanes Katrina and Rita in 2005, or the threat thereof, could result in substantial damage to the facilities of certain companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of the securities of such issuer.

•  Through-put Risk: The revenue of many infrastructure companies may be impacted by the number of users who use the products or services produced by the infrastructure companies' assets. Any change in the number of users may negatively impact the profitability of an infrastructure company.

•  Project Risk: To the extent the Fund invests in infrastructure companies which are dependent to a significant extent on new infrastructure projects, the Fund may be exposed to the risk that the project will not be completed within budget, within the agreed time frame or to agreed specifications. Each of these factors may adversely affect the Fund's return from that investment.

•  Strategic Asset Risk: Infrastructure companies may control significant strategic assets. Strategic assets are assets that have a national or regional profile, and may have monopolistic characteristics. The very nature of these assets could generate additional risk not common in other industry sectors. Given the national or regional profile and/or their irreplaceable nature, strategic assets may constitute a higher risk target for terrorist acts or political actions. Given the essential nature of the products or services provided by infrastructure companies, there is also a higher probability that the services provided by such issuers will be in constant demand. Should an infrastructure company fail to make such services available, users of such services may incur significant damage and may, due to the characteristics of the strategic assets, be unable to replace the supply or mitigate any such damage, thereby heightening any potential loss.

•  Operation Risk: The long-term profitability of an infrastructure company may be partly dependent on the efficient operation and maintenance of its infrastructure assets. Should an infrastructure company fail to efficiently maintain and operate the assets, the infrastructure company's ability to maintain payments of dividends or interest to investors may be impaired. The destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

•  Customer Risk: Infrastructure companies can have a narrow customer base. Should these customers or counterparties fail to pay their contractual obligations, significant revenues could cease and not be replaceable. This would affect the profitability of the infrastructure company and the value of any securities or other instruments it has issued.

•  Interest Rate Risk: Infrastructure assets can be highly leveraged. As such, movements in the level of interest rates may affect the returns from these assets more significantly than other assets in some instances. The structure and nature of the debt encumbering an infrastructure asset may therefore be an important element to consider in assessing the interest risk of the infrastructure asset. In particular, the type of facilities, maturity profile, rates being paid, fixed versus variable components and covenants in place (including the manner in which they affect returns to equity holders) are crucial factors in assessing any interest rate risk. Due to the nature of infrastructure assets, the impact of interest rate fluctuations may be greater for infrastructure companies than for the economy as a whole in the country in which the interest rate fluctuation occurs.

•  Inflation Risk: Many companies operating in the infrastructure sector may have fixed income streams and, therefore, be unable to pay higher dividends. The market value of infrastructure companies may decline in value in times of higher inflation rates. The prices that an infrastructure company is able to charge users of its assets may be linked to inflation, whether by government regulation, contractual arrangement or some other factor. In this case, changes in the rate of inflation may affect the forecast profitability of the infrastructure company.

Industrials Sector Risk

The industrials sector can be significantly affected by general economic trends, including employment, economic growth, and interest rates, changes in consumer sentiment and spending, the supply of and demand for specific industrial and energy products or services, commodity prices, legislation, government regulation and spending, import controls, and worldwide competition. For example, commodity price declines and unit volume reductions resulting from an over-supply of materials used in industrials and energy equipment & services industries can adversely affect those industries. Furthermore, a company in the industrials sector can be subject to liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Materials Sector Risk

The materials sector can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, and worldwide competition. At times, worldwide production of materials has exceeded demand as a result of over-building or economic downturns, which has led to commodity price declines and unit price reductions. Companies in the materials industries can also be adversely affected by liability for environmental damage, depletion of resources, mandated expenditures for safety and pollution control, labor relations, and government regulations.

Foreign Investment and Emerging Markets Risk

Foreign investments may be subject to greater risk than U.S. investments for many reasons, including changes in currency exchange rates and unstable political, social and economic conditions, which may significantly disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign issuers. Foreign (non-U.S.) investments may also be subject to the risks of a lack of adequate or accurate company information, smaller, less liquid and more volatile securities markets, less secure foreign banks or securities depositories than those in the U.S. and foreign controls on investment and currency transfers. Because of less developed markets and economies, foreign investments may have less liquidity and increased price volatility. In some countries, less mature governments and governmental institutions may potentially lead to greater risks of expropriation, confiscatory taxation and national policies that may restrict the repatriation of cash or the Fund's investments in general. The risks of investing in foreign securities can be intensified in the case of investments in issuers located in emerging markets. To the extent that the Fund invests in emerging markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. Investments in foreign issuers may also decrease the Fund's ability to borrow against its assets.

Foreign (Non-U.S.) Currency Risk

The Fund's portfolio will include equity securities of companies located in foreign countries including emerging markets. The Fund's Common Shares are priced in U.S. dollars and the distributions paid by the Fund are paid in U.S. dollars. However, a significant portion of the Fund's assets may be denominated in foreign (non-U.S.) currencies. There is the risk that the value of such assets and/or the value of any distributions from such assets may decrease if the currency in which such assets are priced or in which they make distributions falls in relation to the value of the U.S. dollar. The Fund is not required to hedge its foreign currency risk, although it may do so through foreign currency exchange contracts and other methods. Therefore, to the extent the Fund does not hedge its foreign currency risk, or the hedges are ineffective, the value of the Fund's assets and income could be adversely affected by currency exchange rate movements.

Options Risk

There are numerous risks associated with transactions in options. A decision as to whether, when and how to write Call Options under the Fund's strategy involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The purchaser of a call option written on an equity security or securities that is written (sold) by the Fund has the right to any appreciation in the cash value of the price of such security or securities over the exercise price up to and including the expiration date. Therefore, as the writer of a call option, the Fund forgoes, during the term of the option, the opportunity to profit from increases in the market value of the equity securities held by the Fund with respect to which the option was written, above the sum of the premium and the exercise price of the call option. However, the Fund has retained the risk of loss (net of premiums received) should the price of the Fund's portfolio securities decline.

The exercise of Call Options may be in cash or in shares of the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in the realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund's after-tax returns.

Rising prices of the equity securities or a security in respect of which a Call Option is written will increase the liability of the Fund under such Call Option. Such an increase in liability should generally be offset, at least in part, by appreciation in the value of the Fund's portfolio holdings. The Fund will seek to maintain written Call Options on equity securities whose price movements, taken in the aggregate, are correlated with the price movements of the portion of the Fund's portfolio securities on which such options were written. To the extent that there is a lack of correlation, for example if the Fund were to sell all or a portion of an individual security included in a Portfolio Call Option, and the equity securities underlying the Fund's written Call Options appreciate more than the Fund's portfolio, this may result in losses, or limit gains, to the Fund.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the dividend yield of the underlying security, the actual or perceived volatility of the underlying security and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily unless an exception is available under applicable accounting rules.

The transaction costs of buying and selling options consist primarily of bid/ask spreads and commissions (which are imposed in opening, closing, exercise and assignment transactions), but may also include margin and interest costs in particular transactions. The impact of transaction costs on the profitability of a transaction may often be greater for options transactions than for transactions in the securities because these costs are often greater in relation to options premiums than in relation to the cash value of the prices of underlying securities. Transaction costs may be especially significant in option strategies calling for multiple purchases and sales of options, such as call writing strategies. Transaction costs may be different for transactions effected in foreign markets than for transactions effected in U.S. markets. Transaction costs associated with the Fund's options strategy will vary depending on market circumstances and other factors.

The Fund's ability to implement its option strategy may be more limited than implementing such a strategy for equity portfolios that are less thematic and more comparable to broad market indices than the Fund. There can be no assurance that a liquid market will exist when the Fund seeks to establish or close-out a Call Option. In addition, over-the-counter options may involve the risk that banks, broker-dealers or other financial institutions participating in such transactions will not fulfill their obligations.

The Fund cannot guarantee that the call option strategy will be effective. The Fund may also write call options with different characteristics and managed differently than described above.

Issuer Risk

The value of securities held by the Fund may decline for a number of reasons that directly relate to the issuer, such as changes in the financial condition of the issuer, management performance, financial leverage and reduced demand for the issuer's goods and services. The amount of dividends paid may decline for reasons that relate to an issuer, such as changes in an issuer's financial condition or a decision by the issuer to pay a lower dividend. In addition, there may be limited public information available for the Sub-Adviser to evaluate foreign issuers.

Equity Risk

The NAV of the Fund's Common Shares will change as the prices of its portfolio investments go up or down. Equity securities include common, preferred and convertible preferred stocks and securities with values that are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common and preferred stocks represent equity ownership in a company. The prices of equity securities fluctuate based on changes in a company's financial condition and overall market and economic conditions. The value of equity securities purchased by the Fund could decline if the financial condition of the companies declines or if overall market and economic conditions deteriorate. Even investment in high quality or "blue chip" equity securities or securities of established companies with large market capitalizations (which generally have strong financial characteristics) can be negatively impacted by poor overall market and economic conditions. Companies with large market capitalizations may also have less growth potential than smaller companies and may be able to react less quickly to change in the marketplace.

Small-Cap and Mid-Cap Companies Risk

The Fund may invest in companies whose market capitalization is considered small as well as mid-cap companies. These companies often are newer or less established companies than larger companies. Investments in these companies carry additional risks because earnings of these companies tend to be less predictable; they often have limited product lines, markets, distribution channels or financial resources; and the management of such companies may be dependent upon one or a few key people. The market movements of equity securities of small-cap and mid-cap companies may be more volatile than the market movements of equity securities of larger, more established companies or the stock market in general. Historically, small-cap and mid-cap companies have sometimes gone through extended periods when they did not perform as well as larger companies. In addition, equity securities of these companies generally are less liquid than those of larger companies. This means that the Fund could have greater difficulty selling such securities at the time and price that the Fund would like.

Derivatives Risk

In addition to writing Call Options as part of the investment strategy, the risks of which are described above, the Fund may invest in a variety of derivative instruments for hedging or risk management purposes. Derivatives can be illiquid, may disproportionately increase losses and have a potentially large negative impact on the Fund's performance. Derivative transactions, including options on securities and securities indices and other transactions in which the Fund may engage (such as futures contracts and options thereon, swaps and short sales), may subject the Fund to increased risk of principal loss due to unexpected movements in stock prices, changes in stock volatility levels, interest rates and foreign currency exchange rates and imperfect correlations between the Fund's securities holdings and indices upon which derivative transactions are based. The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Interest Rate Risk

The level of premiums from covered call option writing and the amounts available for distribution from the Fund's options activity may decrease in declining interest rate environments. The value of the Fund's investments in equity securities may also be influenced by changes in interest rates. When interest rates rise, the market value of certain of such securities may fall.

Illiquid Securities Risk

The Fund may invest up to 15% of its managed assets in illiquid securities. For this limit, a security is considered illiquid if it cannot be disposed of in seven days at approximately the price at which the Fund carries the security on its books. In the case of exchange-traded options or options written in the over-the-counter markets, an option will be considered illiquid by the Fund if it cannot be closed in seven days. The Fund may not be able to sell an illiquid security at a favorable time or price. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which may negatively impact the price the Fund would receive upon disposition. The Fund's policy on liquidity of options varies from the position used by open-end funds in that the Fund relies on the ability to close an over-the-counter option on the market to consider it liquid, whereas over-the-counter options and the securities on which they are written are generally treated as illiquid by open-end funds. As a result, the Fund may invest a greater portion of its assets in options traded over-the-counter than could an open-end fund.

Distribution Risk

The Fund's ability to pay distributions varies widely over the short- and long-term. If stock market volatility declines, the level of premiums from writing covered call options will likely decrease as well. Payments to close-out written call options will reduce amounts available for distribution from short-term gains earned in respect of Call Option expiry or close-out. Net realized and unrealized gains on the Fund's stock investments will be determined primarily by the direction and movement of the relevant stock market (and the particular stocks held). Dividends on equity securities are not fixed but are declared at the discretion of the issuer's board of directors. There can be no assurance that quarterly distributions paid by the Fund to the Common Shareholders will be maintained at initial levels or increase over time.

Tax Risk

The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. The Fund may distribute what is called a "return of capital" if the distributions by the Fund exceed the Fund's earnings. In such a case, the portion of the distributions that exceed earnings is, in effect, a partial return of the amount you invested in the Fund. For tax purposes, if the Fund's total distributions for any year exceed the amount of its taxable net income and taxable net gains for the year, any such excess would generally be characterized as a return of capital for federal income tax purposes. Distributions in any year may include a substantial return of capital component.

For example, because of the nature of the Fund's investments, the Fund may distribute net short-term capital gains early in the calendar year, but incur net short-term capital losses later in the year, thereby offsetting the short-term net capital gains for which distributions have already been made by the Fund. In such a situation, the amount by which the Fund's total distributions exceed total taxable income and taxable net gains would generally be treated as a return of capital for tax purposes.

If the Fund makes a distribution that is a return of capital for tax purposes, such amount is not taxable (because it is, in effect, a partial return of your investment), but such return of capital reduces the amount of the tax basis in your shares. As a result, a return of capital would normally result in a higher taxable capital gain on the sale of your shares (or lower capital loss if you lose money on your investment). As an example, if you invest $10,000, and have an initial tax basis of $10,000, a $2,000 return of capital would reduce your tax basis to $8,000 and if you subsequently sell your shares for $11,000 you would generally have a taxable gain of $3,000, whereas without the return of capital, your taxable gain would generally have been $1000.

Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts, which could include distributions of capital gains and/or returns of capital. However, the ultimate tax characterization of the Fund's distributions made in a calendar year cannot finally be determined until the end of that calendar year. In addition, the Fund's income distributions that qualify for favorable tax treatment may be affected by the IRS interpretations of the Code and future changes in tax laws and regulations. See "Tax Matters."

Portfolio Turnover Risk

Changes to the investments of the Fund may be made regardless of the length of time particular investments have been held. As a result of the options strategy, the Fund may experience a higher turnover rate than a fund that does not employ such a strategy. A high portfolio turnover rate generally involves greater expenses, including brokerage commissions and other transactional costs, which may have an adverse impact on performance. The portfolio turnover rate of the Fund will vary from year to year, as well as within a year. The Fund may, but under normal market conditions does not intend to, engage in frequent and active trading of portfolio securities to achieve its investment objective. However, annual portfolio turnover as a result of the Fund's purchases and sales of equity securities and options in connection with its options strategy may exceed 100%, which is higher than many other investment companies and would involve greater trading costs to the Fund and may result in greater realization of taxable capital gains.

Management Risk

The Fund is subject to management risk because it is an actively-managed portfolio. The Sub-Adviser and the individual portfolio managers will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. The Sub-Adviser has a wide range of experience in managing equity portfolios (including portfolios that contain infrastructure related equities), and strategies that involve options (including the writing of call options on an account's portfolio securities). However, the Sub-Adviser does not have experience in managing equity portfolios that strictly consist of infrastructure companies or combining such portfolios with a strategy of writing (selling) Call Options similar to the strategy described in this prospectus. While the Sub-Adviser has developed its approach through the testing of models in different market environments, investors bear the risk that the combination of strategies has not been tested in actual funds or accounts, and has not been utilized in various market cycles.

The Fund is dependent upon the services and resources provided by the Adviser and the Sub-Adviser, and therefore their parent, ING Groep. ING Groep has announced a restructuring plan in which it will divest its insurance operations (including the Adviser and Sub-Adviser) and ING Direct US by the end of 2013. The potential separation of the Adviser and Sub-Adviser from ING Groep could adversely affect the Adviser's and Sub-Adviser's business and profitability due to the loss of access to the services and resources of ING Groep, the potential loss of ING Groep's brand and reputation, the potential inability to attract and retain key employees and the uncertainty surrounding the restructuring. For additional information on ING Groep, see "Management of the Fund."

IPO Risk

IPOs and companies that have recently become public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of newly-public companies may decline shortly after the initial public offering. If the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

Depositary Receipts Risk

The Fund may invest in depositary receipts, including unsponsored depositary receipts. The issuers of unsponsored depositary receipts may not provide as much information about the underlying issuer and the depositary receipts may not carry the same voting privileges as sponsored depositary receipts. Investments in depositary receipts involve risks similar to those accompanying direct investments in foreign securities.

Securities Lending Risk

To seek to generate additional income, the Fund may lend portfolio securities in an amount equal to up to 33 1/3% of the Fund's managed assets. The Fund intends to engage in lending portfolio securities only when such lending is fully secured by investment-grade collateral held by an independent agent. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially. In addition, there is the risk that, when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, securities lending is subject to counterparty risk.

Sub-Custody Risk

The Fund may invest in markets where custodial and/or settlement systems are not fully developed. The assets of the Fund that are traded in such markets and which have been entrusted to such sub-custodians may be exposed to risk in circumstances where the sub-custodian will have no liability.

Short Sales Risk

A short sale "against the box" may be used to hedge against market risks when the Sub-Adviser believes that the price of a security may decline, causing the value of a security owned by the Fund or a security convertible into or exchangeable for such security to decline. In such case, any future losses in the Fund's long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns.

The ability to use short sales against-the-box as a tax-efficient management technique with respect to holdings of appreciated securities is limited to circumstances in which the hedging transaction is closed out not later than thirty days after the end of the Fund's taxable year in which the transaction was initiated, and the underlying appreciated securities position is held unhedged for at least the next sixty days after the hedging transaction is closed. Not meeting these requirements would trigger the recognition of gain on the underlying appreciated securities position under the federal tax laws applicable to constructive sales.

Preferred Stock Risk

Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation's earnings. Such preferred stock dividends may be cumulative or non-cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be "cumulative," requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer's common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation, and may be "participating," which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of holders of preferred stock on the distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Convertible Securities Risk

Convertible securities are securities that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.

The market value of convertible debt securities tends to vary inversely with the level of interest rates. The value of the security declines as interest rates increase and increases as interest rates decline. Although under normal market conditions longer-term convertible debt securities have greater yields than do shorter-term convertible debt securities of similar quality, they are subject to greater price fluctuations.

A convertible security may be subject to redemption at the option of the issuer at a price established in the instrument governing the convertible security. If a convertible security held by the Fund is called for redemption, the Fund must permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party.

High-Yield, Lower-Grade Debt Securities

When the Fund invests in debt securities rated below investment-grade, its credit risks are greater than that of funds that buy only investment-grade debt securities. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities. Debt securities that are (or have fallen) below investment-grade are exposed to a greater risk that their issuers might not meet their debt obligations. The market for these debt securities may be less liquid, making it difficult for the Fund to sell them quickly at an acceptable price. These risks can reduce the Fund's share price and the income it earns.

Leverage Risk

Although the Fund has no current intention to do so, the Fund is authorized to utilize leverage through the issuance of preferred shares and/or borrowings, including the issuance of debt securities and the Fund may obtain a short-term working capital facility to facilitate the execution of its risk management and level distribution strategy with minimum portfolio turnover. The aggregate of any such working capital facility is not expected to exceed 5% to 10% of the value of the Fund. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy will be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares and the risk that fluctuations in distributions on any preferred shares issued by the Fund or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the income derived from securities purchased with proceeds received from leverage exceeds the cost of leverage, the Fund's distributions will be greater than if leverage had not been used. Conversely, if the income from the securities purchased with such proceeds is not sufficient to cover the cost of leverage, the amount available for distribution to Common Shareholders will be less than if leverage had not been used. In the latter case, the Sub-Adviser, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares. In addition, the fee paid to ING Investments and the Sub-Adviser will be calculated on the basis of the Fund's average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees will be higher when leverage is utilized. In this regard, holders of preferred shares do not bear the investment advisory fee. Rather, Common Shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering or borrowing.

Market Disruption and Geo-Political Risk

The aftermath of the war with Iraq, the continuing occupation of Iraq, instability in the Middle East and terrorist attacks in the U.S. and around the world have had a substantial impact on the U.S. and world economies and securities markets. The nature, scope and duration of the occupation cannot be predicted with any certainty.

Terrorist attacks closed some of the U.S. securities markets in 2001, and similar events cannot be ruled out in the future. The war and occupation, terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. These risks may adversely affect individual issuers and securities markets, interest rates, secondary trading, ratings, investor psychology, credit risk, inflation and other factors relating to the Common Shares and the investments made by the Fund.

Current Capital Markets Environment Risk

Global financial markets and economic conditions have been, and continue to be, volatile due to a variety of factors, including significant write-offs in the financial services sector. The capital markets have experienced periods of significant volatility since the latter half of 2007. General market uncertainty has resulted in declines in valuation, greater volatility and less liquidity for a variety of securities. During times of increased market volatility, the Fund may not be able to sell portfolio securities readily at prices reflecting the values at which the securities are carried on its books. Sales of large blocks of securities by market participants that are seeking liquidity can further reduce prices in an illiquid market.

The cost of raising capital in the fixed income and equity capital markets has increased substantially while the ability to raise capital from those markets has diminished significantly. In particular, as a result of concerns about the general stability of financial markets and specifically the solvency of lending counterparties, the cost of raising capital from the credit markets generally has increased as many lenders and institutional investors have increased interest rates, enacted tighter lending standards, refused to refinance debt on existing terms or at all and reduced, or in some cases ceased to provide, funding to borrowers. In addition, lending counterparties under existing revolving credit facilities and other fixed income instruments may be unwilling or unable to meet their funding obligations. Due to these factors, companies may be unable to obtain new fixed income or equity financing on acceptable terms. If funding is not available when needed, or is available only on unfavorable terms, companies may not be able to meet their obligations as they come due. Moreover, without adequate funding, companies may be unable to execute their maintenance and growth strategies, complete future acquisitions, take advantage of other business opportunities or respond to competitive pressures, any of which could have a material adverse effect on their revenues and results of operations.

The prolonged continuation or further deterioration of current market conditions could adversely impact the Fund's portfolio.

Anti-Takeover Provisions

The Fund's Declaration of Trust, as may be amended, includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the holders of Common Shares of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

No Temporary Defensive Positions Risk

The Fund will seek to invest in accordance with its investment objectives and generally will not adopt temporary defensive positions to hedge against adverse market conditions.

MANAGEMENT OF THE FUND

The business and affairs of the Fund, including supervision of the duties performed by the Fund's Adviser and Sub-Adviser are managed under the direction of its Board. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

Investment Advisers

ING Investments is an Arizona limited liability company, registered as an investment adviser with the Securities and Exchange Commission, and is an indirect, wholly-owned subsidiary of ING Groep N.V. ("ING Groep")(NYSE: ING). ING Groep, which is located at Strawinskylaan 2631, 107722 Amsterdam P.O. Box 810, 1000 AV Amsterdam, the Netherlands, is a global financial institution of Dutch origin offering banking, investments, life insurance, and retirement services to over 75 million private, corporate, and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand. The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. As of September 30, 2009, ING Investments had approximately $44 billion of assets under management. See "Management of the Fund."

The Fund and ING Investments have entered into an Investment Management Agreement that requires ING Investments to provide investment advisory and portfolio management services for the Fund. The agreement with ING Investments may be cancelled by the Board or the Fund's shareholders upon 60 days' written notice. Under the agreement, ING Investments bears its expenses of providing the services described above in exchange for an annual fee. For its services including supervising the Sub-Adviser and providing certain administrative services to the Fund, ING Investments will receive an annual fee, payable monthly, in an amount equal to 1.00% of the Fund's average daily managed assets. Option contracts written (sold) by the Fund are recorded as liabilities, while option contracts purchased by the Fund are recorded as assets. As the net aggregate value of the option contracts written by the Fund increases, the liability related to those contracts increases, thereby reducing the managed assets of the Fund and decreasing the management fee payable to the Adviser. Conversely, as the net aggregate value of the option contracts purchased by the Fund increases, the value of the asset related to those contracts increases, thereby increasing the managed assets of the Fund and increasing the management fee payable to the Adviser. In addition, the fee paid to ING Investments will be calculated on the basis of the Fund's average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, if any. Consequently, the fees will be higher when leverage is utilized.

ING IM will be responsible for investing the Fund's assets in accordance with the Fund's investment objective and strategies. ING IM is a wholly-owned subsidiary of ING Groep and is registered with the Securities and Exchange Commission as an investment adviser. ING IM is an affiliate of ING Investments. The principal address of ING IM is 230 Park Avenue, New York, NY 10169. As of September 30, 2009, ING IM managed approximately $59 billion in assets.

For its services, ING IM will receive from ING Investments, a sub-advisory fee equal to 0.825% of the Fund's average daily managed assets. No advisory fee will be paid by the Fund directly to the Sub-Adviser.

For a discussion of the Board's approval of the investment advisory and sub-advisory relationships, please refer to the Fund's annual shareholder report to be dated February 28, 2010.

ING Groep

On October 26, 2009, ING Groep announced that it will move towards a complete separation of its banking and insurance operations. A formal restructuring plan ("Restructuring Plan") was submitted to the

European Commission, which approved the Restructuring Plan on November 18, 2009. It is expected that the Restructuring Plan will be achieved over the next four years by a divestment of all insurance operations (including ING IM) as well as a divestment of ING Direct US by the end of 2013. ING Groep will explore all options, including initial public offerings, sales or combinations thereof.

The Fund is dependent upon services and resources provided by its Adviser and Sub-Adviser, respectively, and therefore the Adviser's and Sub-Adviser's parent, ING Groep. The risks, uncertainties and other factors related to ING Groep's business, including its planned divestment of the Adviser and Sub-Adviser, the effects of which may cause its earnings, revenues, and/or profit margins to decline, are described in its filings with the Securities and Exchange Commission, which are publicly available.

In addition, the planned divestment of the Adviser and Sub-Adviser may potentially be deemed a "change of control" of each entity. Such a determination would be considered an "assignment" of the Adviser's Investment Management Agreement and the Sub-Adviser's Sub-Advisory Agreement and result in an automatic termination of each agreement pursuant to the 1940 Act. The Board of Trustees of the Fund would be required to approve a new investment management agreement with the Adviser and Sub-Adviser, respectively. The 1940 Act would also require that each investment management agreement be approved by the Fund's shareholders in order for each to become effective.

Investment Management Team

Set forth below is information regarding the members of the investment team that are primarily responsible for the management of the Fund's portfolio. The team consists of investment professionals with a variety of specializations. It is expected that each investment management team member listed below will play a role in the management of the Fund's portfolio from the inception of the Fund under the leadership of Christopher Corapi and Uri Landesman.

Christopher Corapi. Mr. Corapi is the Chief Investment Officer, Equities for ING IM's U.S. business, with responsibility for the fundamental and quantitative equities platforms. He will serve as a lead portfolio manager for the Fund. He will be responsible for implementing the Fund's overall investment strategy, including security selection and portfolio construction. Mr. Corapi joined ING IM in February 2004 and has over 20 years of investment experience. Prior to joining ING IM, Mr. Corapi served as the Global Head of Equity Research at Federated Investors from 2002-2004. He served as Head of U.S. Equities and portfolio manager at Credit Suisse Asset Management beginning in 2000 and the Head of Emerging Markets Research at JP Morgan Investment Management beginning in 1998. Mr. Corapi holds a B.S. in business administration from Alfred University and is a Certified Public Accountant.

Uri Landesman. Mr. Landesman is a senior portfolio manager and the head of global growth at ING IM. He will serve as a lead portfolio manager for the Fund. He will be responsible for implementing the Fund's overall investment strategy, including security selection and portfolio construction. Mr. Landesman joined ING IM in February 2006 as senior portfolio manager on the international investment team reporting to Christopher Corapi. From 2003 to 2006, Mr. Landesman was the director of global equity research at Federated Investors where he managed three international large-cap growth funds and two global funds. He was previously a principal with Arlington Capital Management where he co-managed a core equity hedge fund and a senior portfolio manager with JPMorgan Investment Management where he managed a large-cap growth equity strategy. Prior to that, Mr. Landesman was an analyst with Great Lakes Capital and Sanford Bernstein. He received a B.A. summa cum laude from Yeshiva College. He has been the recipient of several industry citations, including the "Best of the Buy Side" in Institutional Investor and "25 to Watch Over the Next 25 Years" in Pension & Investments.

Brian Madonick. Mr. Madonick will serve as a portfolio manager for the Fund and will be responsible for security analysis and selection within the industrial sector. Mr. Madonick joined ING IM in 2004. Prior to joining ING, he was an industrials analyst at U.S. Trust from 2000-2004. Prior to that, he was a senior analyst at Bear Stearns. Mr. Madonick has over 16 years of investment management experience. Mr. Madonick received a B.A. from SUNY Binghamton.

Joseph Vultaggio. Mr. Vultaggio will serve as a portfolio manager for the Fund and will be responsible for the security analysis and selection of the international securities within the industrials, materials and telecom services sectors and will liaise with the Sub-Adviser's international affiliates on the outlook. Mr. Vultaggio joined ING IM in 1994. He received a B.S. in finance from Trenton State College and an M.B.A. in finance at Rutgers Graduate School of Management.

Paul Zemsky. Mr. Zemsky will serve as a portfolio manager for the Fund and will implement and oversee the Fund's option overlay strategy. Mr. Zemsky is the Head of Asset Allocation and Multi-Manager Investments with responsibility for traditional and alternative investment solutions. He joined ING IM in 2005 as Head of Derivative Strategies. Prior to assuming his role at ING IM, Mr. Zemsky spent 18 years at J.P. Morgan Investment Management, where he held a number of key positions, including responsibility for asset allocation for the firm's fixed income business and handling option trading in both the exchange-traded and over-the-counter markets. He has 25 years of investment experience. Mr. Zemsky holds a dual degree in finance and electrical engineering from the Management and Technology Program at the University of Pennsylvania.

David Powers. Mr. Powers will serve as a portfolio manager for the Fund and will be responsible for the security analysis and selection within the telecom services, utilities and materials sectors. Mr. Powers joined ING IM in June 2007 and has over 14 years of investment experience. Before joining ING IM, Mr. Powers worked for Federated Investors from June 2001 until May 2007. Prior to that, he worked at the State Teachers Retirement System of Ohio from January 1997 until May 2001. Mr. Powers began his investing career at the State Teachers Retirement System of Ohio and held numerous positions including co-portfolio manager. Mr. Powers earned a B.S. in Accounting from Fairleigh Dickinson University and an M.S. in Accounting and an M.B.A. in Finance and International Business from Kent State University. Mr. Powers holds the Chartered Financial Analyst designation. Mr. Powers is also a Certified Public Accountant and a Certified Financial Planner.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.

The Administrator

The administrator of the Fund is ING Funds Services, LLC ("ING Funds Services" or the "Administrator"). Its principal business address is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258. The Administrator is a wholly-owned subsidiary of ING Groep and the immediate parent company of ING Investments.

Under an Administration Agreement between ING Funds Services and the Fund, ING Funds Services administers the Fund's corporate affairs subject to the supervision of the Board of the Fund. ING Funds Services also furnishes the Fund with office facilities and furnishes executive personnel together with clerical personnel who provide certain recordkeeping and administrative services. These services include preparation of annual and other reports to shareholders and to the Securities and Exchange Commission. ING Funds Services also handles the filing of federal, state and local income tax returns not being furnished by the Custodian or Transfer Agent (as defined below).

The Administration Agreement also requires ING Funds Services to assist in managing and supervising all aspects of the general day-to-day business activities and operations of the Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services. The Administrator has authorized all of its officers and employees who have been elected as officers of the Fund to serve in such capacities.

All services furnished by the Administrator under the Administration Agreement may be furnished by such officers or employees of the Administrator. The Fund pays ING Funds Services an administration fee, computed daily and payable monthly. The Administration Agreement states that ING Funds Services is entitled to receive a fee at an annual rate of 0.10% of the Fund's average daily managed assets. The Administration Agreement may be canceled by the Board upon 60 days' written notice.

Control Person

ING Investments has purchased Common Shares from the Fund in an amount sufficient to satisfy the net worth requirements of Section 14(a) of the 1940 Act. At this time, ING Investments will own 100% of the outstanding Common Shares. ING Investments may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the Offering.

Information Regarding Trading of ING's U.S. Mutual Funds

ING Investments, LLC, the adviser to the ING Funds, has reported to the Boards of Directors/Trustees (the "Boards") of the ING Funds that, like many U.S. financial services companies, ING Investments and certain of its U.S. affiliates have received informal and formal requests for information since September 2003 from various governmental and self-regulatory agencies in connection with investigations related to mutual funds and variable insurance products. ING Investments has advised the Boards that it and its affiliates have cooperated fully with each request.

In addition to responding to regulatory and governmental requests, ING Investments reported that management of U.S. affiliates of ING Groep N.V., including ING Investments (collectively, "ING"), on their own initiative, have conducted, through independent special counsel and a national accounting firm, an extensive internal review of trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel. ING's internal review related to mutual fund trading is now substantially completed. ING has reported that, of the millions of customer relationships that ING maintains, the internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within ING's variable insurance and mutual fund products, and identified other circumstances where frequent trading occurred, despite measures taken by ING intended to combat market timing. ING further reported that each of these arrangements has been terminated and fully disclosed to regulators. The results of the internal review were also reported to the independent members of the Boards.

ING Investments has advised the Boards that most of the identified arrangements were initiated prior to ING's acquisition of the businesses in question in the U.S. ING Investments further reported that the companies in question did not receive special benefits in return for any of these arrangements, which have all been terminated.

Based on the internal review, ING Investments has advised the Boards that the identified arrangements do not represent a systemic problem in any of the companies that were involved.

Despite the extensive internal review conducted through independent special counsel and a national accounting firm, there can be no assurance that the instances of inappropriate trading reported to the Boards are the only instances of such trading respecting the ING Funds.

ING Investments reported to the Boards that ING is committed to conducting its business with the highest standards of ethical conduct with zero tolerance for noncompliance. Accordingly, ING Investments advised the Boards that ING management was disappointed that its voluntary internal review identified these situations. Viewed in the context of the breadth and magnitude of its U.S. business as a whole, ING management does not believe that ING's acquired companies had systemic ethical or compliance issues in these areas.

Nonetheless, ING Investments reported that given ING's refusal to tolerate any lapses, it has taken the steps noted below, and will continue to seek opportunities to further strengthen the internal controls of its affiliates.

•  ING has agreed with the ING Funds to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. ING Investments reported to the Boards that ING management believes that the total amount of any indemnification obligations will not be material to ING or its U.S. business.

•  ING updated its Code of Conduct for employees reinforcing its employees' obligation to conduct personal trading activity consistent with the law, disclosed limits, and other requirements.

DESCRIPTION OF SHARES

Common Shares

The Fund's Declaration of Trust authorizes the issuance of an unlimited number of common shares of beneficial interest, par value $0.01 per share. All Common Shares have equal rights to the payment of dividends and other distributions and the distribution of assets upon liquidation. Common Shares will, when issued, be fully paid and non-assessable by the Fund, except to the extent provided in the Declaration of Trust, and will have no pre-emptive or conversion rights or rights to cumulative voting.

Common Shareholders are entitled to share equally in dividends declared by the Board payable to holders of Common Shares and in the net assets of the Fund available for distribution to holders of Common Shares upon liquidation after payment of the preferential amounts payable to holders of any outstanding preferred shares.

Common Shareholders are entitled to one vote for each share held. The Common Shares and any preferred shares do not have cumulative voting rights, which means that the holders of more than 50% of the Common Shares and any preferred shares voting for the election of Trustees can elect all of the Trustees standing for election by such holders, and in such event, the holders of the remaining Common Shares and any preferred shares will not be able to elect any of such Trustees.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder or former shareholder held personally liable for the obligations of the Fund solely by reason of such person's status as a shareholder or former shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

Neither Common Shareholders nor holders of any preferred shares have pre-emptive or conversion rights and Common Shares are not redeemable. Upon liquidation of the Fund, after paying or adequately providing for the payment of all liabilities of the Fund and the liquidation preference with respect to any outstanding preferred shares, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining assets of the Fund among the holders of the Common Shares.

If preferred shares are issued and outstanding, holders of Common Shares will not be entitled to receive any distributions from the Fund unless, at the time of such declaration, (1) all accrued dividends on preferred shares or accrued interest on borrowings have been paid and (2) the value of the Fund's total assets (determined after deducting the amount of such dividend or other distribution), less all liabilities and indebtedness of the Fund not represented by senior securities, is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the aggregate amount of securities representing the aggregate liquidation value of the outstanding preferred shares.

Preferred Shares

The Fund has no current intention of issuing any shares other than the Common Shares. However, the Fund's Declaration of Trust authorizes the issuance of a class of preferred shares (which class may be divided into one or more series) as the Trustees may, without shareholder approval, authorize. Any preferred shares will have such preferences, voting powers, terms of redemption, if any, and special or relative rights or privileges (including conversion rights, if any) as the Trustees may determine and as will be set forth in a certificate of designation establishing the terms of the preferred shares. The number of shares of the preferred class or series authorized is unlimited, and the shares authorized may be represented in part by fractional shares.

Any decision to offer preferred shares is subject to market conditions and to the management's continuing belief that leveraging the Fund's capital structure through the issuance of preferred shares is likely to be consistent with the benefits to the Common Shares described in this prospectus for long-term investors. The terms of any preferred shares will be determined by the Board in consultation with ING Investments (subject to applicable law and the Fund's Declaration of Trust) if and when it authorizes a preferred shares offering.

Preferred shares will have complete priority over the Common Shares as to distribution of assets. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Fund, holders of preferred shares will be entitled to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus accumulated and unpaid dividends thereon, whether or not earned or declared) before any distribution of assets is made to holders of Common Shares.

The 1940 Act also requires that the holders of preferred shares, voting as a separate class, have the right to elect at least two trustees at all times and elect a majority of the trustees at any time when dividends on such class of securities are unpaid for two full years. In each case, the holders of Common Shares voting separately as a class will elect the remaining trustees.

In the event of any future issuance of preferred shares, the Fund likely would seek a credit rating for such preferred shares from one or more nationally recognized rating agencies. In such event, as long as preferred shares are outstanding, the composition of its portfolio will reflect guidelines established by such rating agency. Based on previous guidelines established by such rating agencies for the securities of other issuers, the Fund anticipates that the guidelines with respect to any preferred shares would establish a set of tests for portfolio composition and asset coverage that supplement (and in some cases are more restrictive than) the applicable requirements under the 1940 Act. Although, at this time, no assurance can be given as to the nature or extent of the guidelines, which may be imposed in connection with obtaining a rating of any preferred shares, the Fund anticipates that such guidelines would include asset coverage requirements that are more restrictive than those under the 1940 Act, restrictions on certain portfolio investments and investment practices, requirements that the Fund maintain a portion of its assets in short-term, high-quality, fixed-income securities and certain mandatory redemption requirements relating to any preferred shares. No assurance can be given that the guidelines actually imposed with respect to any preferred shares by such rating agency would be more or less restrictive than as described in this prospectus.

Borrowings

The Fund has no current intention to borrow money for the purpose of obtaining investment leverage. The Fund may obtain a short-term working capital facility to facilitate the execution of its risk management and level distribution strategy with minimum portfolio turnover. The aggregate of any such working capital facility is not expected to exceed 5% to 10% of the value of the Fund.

In the event the Fund in the future determines to engage in investment leverage, in whole or in part, through borrowings, the Fund may enter into definitive agreements with respect to a credit facility/commercial paper program or other borrowing program. The Fund may negotiate with commercial banks to arrange a credit facility/commercial paper program pursuant to which the Fund would expect to be entitled to borrow up to a specified amount. Any such borrowings would constitute financial leverage. Such a facility/commercial paper program would not be expected to be convertible into any other securities of the Fund, outstanding amounts would be expected to be prepayable by the Fund prior to final maturity without significant penalty and there are not expected to be any sinking fund or mandatory retirement provisions. Outstanding amounts would be payable at maturity or such earlier times as required by the agreement. The Fund may be required to prepay outstanding amounts under the facility/program or incur a penalty rate of interest in the event of the occurrence of certain events of default. The Fund would be expected to indemnify the lenders under the facility/program against liabilities they may incur in connection with the facility/program.

In addition, the Fund expects that any such credit facility/program would contain covenants that, among other things, likely would limit the Fund's ability to pay distributions in certain circumstances, incur additional debt, change its fundamental investment policies and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Fund may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Fund expects that any credit facility/program would have customary covenant, negative covenant and default provisions. There can be no assurance that the Fund will enter into an agreement for a credit facility/program on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility/program may in the future be replaced or refinanced by one or more credit facilities having substantially different terms or by the issuance of preferred shares or debt securities.

Effects of Possible Future Leverage

As discussed above, the Fund has no current intention to issue preferred shares or to borrow money for the purpose of obtaining investment leverage, though it may enter into a working capital facility to facilitate its options strategy. In the event that the Fund determines in the future to utilize investment leverage, there can be no assurance that such a leveraging strategy would be successful during any period in which it is employed. Leverage creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares and the risk that fluctuations in distributions on any preferred shares or fluctuations in borrowing costs may affect the return to Common Shareholders. To the extent the amounts available for distribution derived from securities purchased with proceeds received from leverage exceed the cost of leverage, the Fund's distributions would be greater than if leverage had not been used. Conversely, if the amounts available for distribution derived from securities purchased with such proceeds are not sufficient to cover the cost of leverage, distributions to Common Shareholders would be less than if leverage had not been used. In the latter case, the Adviser, in its best judgment, may nevertheless determine to maintain the Fund's leveraged position if it deems such action to be appropriate. The costs of an offering of preferred shares and/or a borrowing program would be borne by Common Shareholders and consequently would result in a reduction of the NAV of Common Shares.

In addition, the fee paid to the Adviser will be calculated on the basis of the Fund's average daily managed assets, including proceeds from the issuance of preferred shares and/or borrowings, so the fees would be higher if leverage is utilized. In this regard, holders of preferred shares would not bear the investment advisory fee. Rather, Common Shareholders would bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of the preferred shares offering.

NET ASSET VALUE

Net Asset Value

The NAV per Common Share of the Fund is determined each business day as of the close of regular trading on the NYSE (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE). The Fund is open for business every day the NYSE is open. The NYSE is closed on all weekends and on all national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per Common Share is determined by dividing the value of the Fund's assets (including interest accrued but not collected) less all liabilities (including accrued expenses and less the liquidation preference of any outstanding preferred shares) by the number of shares outstanding. The NAV per Common Share is made available for publication.

Valuation of the Fund's Assets

The assets in the Fund's portfolio are valued in accordance with the Fund's Valuation Procedures adopted by the Board. Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day.

In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing such a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument.

Securities and assets for which reliable market value quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith under the supervision of the Fund's Board, in accordance with methods that are specifically authorized by the Board.

The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration may be given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities.

The prices of foreign securities are determined using information derived from pricing services and other sources. The value of the foreign securities traded on exchanges outside the U.S. is generally based upon the price on the foreign exchange as of the close of business of the exchange preceding the time of valuation (or, if earlier, at the time of the Fund's valuation). Foreign securities markets may close before the Fund determines its

NAV. European, Asian, Latin American or other international securities trading may not take place on all days on which the NYSE is open. Further, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund's NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. The value of the Fund's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or sell shares of the Fund.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund's NAV is calculated, such event may cause the closing price on the foreign exchange not to represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund's Valuation Procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events.

Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund's NAV.

Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents using the applicable foreign exchange quotation in effect at 4:00 p.m. Eastern time.

Options that are traded over-the-counter will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as "Black Scholes." Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund's total assets. The Fund's liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund's net assets is so determined, that value is then divided by the total number of common shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

DISTRIBUTIONS

Initial Distribution

The Fund's initial distribution is expected to be declared approximately 50 days after the completion of the Offering, and paid approximately 75 days after the completion of the Offering, depending upon market conditions. Thereafter, distributions are expected to be declared quarterly, depending on market conditions. Unless an election is made to receive dividends in cash, shareholders will automatically have all dividends and distributions reinvested in Common Shares through the receipt of additional unissued but authorized Common Shares from the Fund or Common Shares purchased in the open market through the Fund's Dividend Reinvestment Plan.

Level Distribution Policy

Commencing with the Fund's first distribution, the Fund intends to implement a level dividend strategy and make regular quarterly distributions to Common Shareholders based on the past and projected performance of the Fund. The Fund's distributions will be based on past and projected:

•  dividends received on the equity securities or other securities held by the fund and interest on any interest bearing investments of the Fund;

•  net capital gains from net option premiums (call option premium received less the cost of close-out or settlement);

•  capital gains (realized or unrealized) on the equity securities held in the Fund's portfolio; and

•  gross premiums received from the call writing strategy.

Because the Fund's distributions will be based on projected Fund performance, as aforesaid, the distributions paid by the Fund for any particular quarter may be more or less than the amount of net investment income from that quarterly period. The Fund's Board may modify this distribution policy at any time without obtaining the approval of Common Shareholders.

The Fund's annual distributions will likely differ from annual net investment income and may in some annual periods include a return of capital. The investment income of the Fund will consist of all dividend and interest income accrued on portfolio investments, short-term capital gain (including short-term gains on terminated option positions and gains on the sale of portfolio investments held for one year or less) in excess of long-term capital loss, and income from certain hedging transactions, less all expenses of the Fund. Expenses of the Fund will be accrued each day.

To the extent that the Fund's net investment income for any year exceeds the total quarterly distributions paid during the year, the Fund will generally make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Fund's investment company taxable income will be distributed. To the extent that the Fund's net investment income for any year is less than the total quarterly distributions paid during the year, a portion of such distributions will constitute a return of capital and shareholders will be notified of such after the end of the relevant year.

At least annually, the Fund intends to distribute any net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) or, alternatively, to retain all or a portion of the year's net capital gain and pay federal income tax on the retained gain. The Fund may elect to designate, pursuant to federal tax law, the retained amount as undistributed capital gains in a notice to the Common Shareholders of record as of the end of the Fund's taxable year. In such a case, Common Shareholders must include their allocable share of such designated amount in their income for the year as a long-term capital gain and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Fund.

The tax treatment and characterization of the Fund's distributions may vary significantly from time to time because of the varied nature of the Fund's investments. If the Fund's total quarterly distributions in any year exceed the amount of its net investment income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gain dividend. Distributions in any year may include a substantial return of capital component. Under the 1940 Act, for any distribution that includes amounts from sources other than net income, the Fund is required to provide Common Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. However, the ultimate tax characterization of the Fund's distributions made in a calendar year cannot finally be determined until the end of that calendar year. For example, the Fund may distribute income early in the calendar year that is taxable at short-term capital gains rates, but incur net short-term capital losses later in the year, thereby offsetting the income taxable at short-term capital gains rates for which distributions have already been made by the Fund. See "Tax Matters."

In certain circumstances, the Fund may be required to sell a portion of its investment portfolio to fund distributions. Distributions will reduce the Common Shares' NAV.

Managed Distribution Policy

The Fund may in the future rely on exemptive relief granted by the Securities and Exchange Commission under the 1940 Act, which permits the Fund to include realized long-term capital gains as a part of its regular distributions to Common Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once per taxable year).

Under a managed distribution policy, the Fund would distribute to shareholders a fixed quarterly amount, which may be adjusted from time to time. As with the level distribution policy, distributions would be made only after paying dividends due on preferred shares, if any, and interest and required principal payments on borrowings, if any. Under a managed distribution policy, if, for any quarterly distribution, net investment company taxable income and net capital gain were less than the amount of the distribution, the difference would be distributed from the Fund's assets and result in a return of capital.

The Fund's final distribution for each calendar year would include any remaining net investment company taxable income and net capital gain undistributed during the year. If, for any calendar year, the total distributions exceeded net investment company taxable income and net capital gain (the "Excess"), any amount distributed out of the Excess would be treated as dividends to the extent of the Fund's current and accumulated earnings and profits. Distributions in excess of the earnings and profits would constitute a return of capital, and first reduce the adjusted tax basis in the shares, and after such adjusted tax basis was reduced to zero, would constitute capital gain (assuming the shares are held as capital assets). In the event the Fund distributes the Excess, such distribution would decrease the Fund's total assets and, therefore, have the likely effect of increasing the Fund's expense ratio. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such action.

The Board of the Fund reserves the right to change the dividend policy from time to time.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting The Bank of New York (the "Plan Agent"), all dividends declared on Common Shares of the Fund will be automatically reinvested by the Plan Agent for shareholders in additional Common Shares of the Fund through the Fund's

Dividend Reinvestment Plan (the "Plan"). Shareholders who elect not to participate in the Plan will receive all dividends and other distributions in cash paid by check mailed directly to the shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by the Plan Agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional Common Shares of the Fund for you. If you wish for all dividends declared on your Common Shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.

The Plan Agent will open an account for each Common Shareholder under the Plan in the same name in which such Common Shareholder's Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a "Dividend") payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants' accounts, depending upon the circumstances described below, either: (i) through receipt of additional newly issued but authorized Common Shares from the Fund ("Newly Issued Common Shares"), or (ii) by purchase of outstanding Common Shares on the open market ("Open-Market Purchases") on the NYSE or elsewhere. Open-market purchases and sales are usually made through a broker affiliated with The Bank of New York. The affiliated broker will receive brokerage commissions for effecting Plan transactions.

If, on the payment date for any Dividend, the closing market price per Common Share ("Market Price") plus estimated brokerage commissions is equal to or greater than the NAV per Common Share, the Plan Agent will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant's account will be determined by dividing the dollar amount of the Dividend by the NAV per Common Share on the payment date; provided that, if the NAV is less than or equal to 95% of the Market Price on the payment date, the dollar amount of the Dividend will be divided by 95% of the Market Price on the payment date. If, on the payment date for any Dividend, the NAV per Common Share is greater than the Market Price plus estimated brokerage commissions, the Plan Agent will invest the Dividend amount in Common Shares acquired on behalf of the participants in Open-Market Purchases. In the event of a market discount on the payment date for any Dividend, the Plan Agent will have 30 days to invest the Dividend amount in Common Shares acquired in Open-Market Purchases.

If the Plan Agent is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making Open-Market Purchases and may invest the un-invested portion of the Dividend amount in Newly Issued Common Shares at the NAV per common share at the close of business on the 30th day following the payment date for that Dividend provided that, if the NAV is less than or equal to 95% of the then current Market Price, the dollar amount of the Dividend will be divided by 95% of the Market Price on the payment date.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder's name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such Dividends. See "Tax Matters." Participants that request a partial or full sale of shares through the Plan Agent are subject to a $15.00 sales fee and a $0.10 per share charge on purchases or sales, and may be subject to certain other service charges.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All questions concerning the Plan should be directed to the Plan Agent at (800) 524-4458.

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

Anti-Takeover Provisions

The Declaration of Trust, as amended, includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board and could have the effect of depriving Common Shareholders of an opportunity to sell their Common Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund. These provisions may have the effect of discouraging attempts to acquire control of the Fund, which attempts could have the effect of increasing the expenses of the Fund and interfering with the normal operation of the Fund. The Board is divided into three classes, with the term of one class expiring at each annual meeting of Common Shareholders. At each annual meeting, one class of Trustees is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office only for cause, by action taken by a majority of the remaining Trustees followed by the vote of the holders of at least 75% of the shares then entitled to vote in an election of such Trustee. The Declaration of Trust also limits the ability of shareholders to call meetings of the shareholders.

In addition, the Declaration of Trust requires the favorable vote or consent of the holders of not less than 75% of each class and series of shares outstanding and entitled to vote (with each class and series separately voting thereon or consenting thereto as a separate class and series), to approve certain transactions with 5%-or-greater holders of a class of shares and their associates. These provisions are not applicable to any such transaction if the Trustees by resolution have approved such transaction or to any such transaction with any corporation of which a majority of the outstanding shares of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. For purposes of these provisions, a 5%-or-greater holder of a class of shares (a "Principal Shareholder") refers to any corporation, person or other entity who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5% or more of the outstanding shares of any class of beneficial interest of the Fund. The transactions subject to these special approval requirements are: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash, other than pursuant to any automatic dividend reinvestment program; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period or assets sold, leased or exchanged in the ordinary course of business); or (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than 2% of the total assets of the Fund, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period, or assets sold, leased or exchanged in the ordinary course of business).

The provisions with respect to the Board and the 75% voting requirements described above, are greater than the minimum requirements under Delaware law or the 1940 Act. This description of the provisions is qualified in its entirety by reference to the Declaration of Trust. The Declaration of Trust is on file with the Securities and Exchange Commission and contains the full text of these provisions.

Further, the Bylaws require that advance notice be given to the Fund in the event a shareholder desires to nominate a person for election to the Board or to transact any other business at a meeting of shareholders. In general, a shareholder must provide the Fund with notice during a thirty (30) day period ending sixty (60) days before the anniversary of the preceding year's annual meeting.

Derivative Claims

The Declaration of Trust provides that shareholders (other than Principal Shareholders) do not have the right to bring or maintain any court action, proceeding or claim on behalf of the Fund or any series or class of shares (a "Derivative Claim"). Furthermore, shareholders may not bring or maintain a Derivative Claim unless: (1) the Trustees have determined not to bring or maintain such action after a request from the shareholder; or (2) a request by the shareholder is not likely to succeed under circumstances provided in the Declaration of Trust. Subject to the Delaware Statutory Trust Act, as amended, if a shareholder claims that an effort to cause the Trustees to bring the claim is not likely to succeed, the shareholder must make a specific showing that irreparable non-monetary injury to the Fund or series or class would otherwise result.

CLOSED-END FUND STRUCTURE

The Fund is a newly organized, diversified, closed-end registered management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of the Fund, you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if a shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at NAV. Also, mutual funds generally offer new shares on a continuous basis to new investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund's investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objectives, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds frequently trade at a discount to their NAV, although it is also possible that they may trade at a premium above NAV. The market price of the Fund's Common Shares will be determined by such factors as relative demand for and supply of such Common Shares in the market, the Fund's NAV, general market and economic conditions and other factors beyond the control of the Fund. See "Net Asset Value." Because of the possibility and the recognition that any discount to the NAV may not be in the interest of shareholders, the Fund's Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. The Board may also approve efforts by the Fund to communicate with shareholders and disseminate information to the market. The Fund cannot guarantee or assure, however, that the Fund's Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to NAV per share. The Board might also consider converting the Fund to an open-end mutual fund, which would require a vote of the shareholders of the Fund.

Conversion to Open-End Fund

The Trustees may at any time propose conversion of the Fund to an open-end management investment company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing. In considering whether to submit an open-ending proposal to shareholders, the Trustees might consider, among other factors, any discount in the market value of the Fund's shares to its NAV, the differences in operating expenses between open-end and closed-end funds (due to the expenses of continuously selling shares and of standing ready to effect redemptions), the potentially adverse tax consequences to non-redeeming shareholders once a fund is open-ended, and the impact of open-ending on portfolio management policies. Approval of conversion of the Fund to an open-end investment company requires: (1) approval of both a majority of the Fund's outstanding Common Shares and preferred shares voting together as a single class and a majority of the outstanding preferred shares voting separately; and (2) either (a) approval by a majority of the Trustees followed by approval by not less than seventy five percent (75%) of shares of each class or series outstanding, voting separately, or (b) unanimous approval by the Trustees, followed by approval by a majority of outstanding shares. Such approval is in addition to any vote or consent of the shareholders otherwise required by law, or any agreement between the Fund and any national exchange.

Conversion of the Fund to an open-end investment company would require the redemption of any outstanding preferred shares, which would eliminate a leveraged capital structure of the Fund with respect to the Common Shares. A delay in conversion could result following shareholder approval due to the Fund's inability to redeem the preferred shares.

Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their next computed NAV less any redemption charge as might be in effect at the time of redemption. If the Fund is converted to an open-end management investment company, it could be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE. The Fund may have to limit its holdings of illiquid securities and the inflows and outflows of open-end fund shares may alter the options strategies that the Fund may use. If the Fund were to experience significant redemptions as an open-end fund, the decrease in total assets could result in a higher expense ratio and inefficiencies in portfolio management. In this regard, the Fund could reserve the right to effect redemptions in-kind with portfolio securities, which would subject redeeming shareholders to transaction costs in liquidating those securities. The Fund may also impose a redemption fee.

REPURCHASE OF COMMON SHARES

Although there are no current plans to do so, the Fund may take action to repurchase Common Shares in the open market or make tender offers for its Common Shares. This may have the effect of reducing any market discount from NAV.

Share repurchases and tenders could have a favorable effect on the market price of the Fund's Common Shares; however, you should be aware that the acquisition of Common Shares by the Fund will decrease the capital of the Fund and, therefore, may have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any preferred shares outstanding. Any share repurchases or tender offers will be made in accordance with requirements of the Securities Exchange Act of 1934, as amended, the 1940 Act and the principal market on which the Common Shares are traded.

TAX MATTERS

Investments in the Fund have U.S. federal income tax consequences that you should consider. The following information is meant as a general summary for U.S. shareholders who hold their shares as a "capital asset." A U.S. shareholder is an individual who is a citizen or resident of the United States, a U.S. domestic corporation, or any other person that is subject to U.S. federal income tax on a net income basis in respect of an investment in the Common Shares. This summary does not represent a detailed description of the U.S. federal income tax consequences applicable to shareholders who are subject to special treatment under the U.S. federal income tax laws (including shareholders who are financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose "functional currency" is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a "straddle," "hedge" or as part of a "constructive sale" for U.S. federal income tax purposes). Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, foreign, state and local tax consequences to you of investing in the Fund.

The Fund intends to elect to be treated and to qualify each year as a regulated investment company ("RIC") under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to generally avoid paying U.S. federal income or excise tax. To the extent that it satisfies the requirements, the Fund will generally not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions. However, if the Fund retains any net capital gain (the excess of net long-term capital gain over net short-term capital loss) or any investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid), it will be subject to tax at regular corporate rates on the amount retained.

If the Fund does not qualify as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Taxes on Distributions

Although the Fund will generally not be taxed on certain amounts it distributes, most shareholders will be taxed on amounts they receive. A particular distribution will generally be taxable as either ordinary income or long-term capital gain, whether paid in cash or reinvested in additional Common Shares. Dividends paid to you out of the Fund's "investment company taxable income" (which includes dividends the Fund receives, any interest income and net short-term capital gain) will generally be taxable to you as ordinary income to the extent of the Fund's earnings and profits, except as described below with respect to "qualified dividend income." Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that are properly designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Tax Act") reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. The Tax Act also reduced to 15% the maximum tax rate on "qualified dividend income." These rate reductions do not apply to corporate taxpayers. To be eligible for the reduced rate on qualified dividends, a shareholder must satisfy certain holding period (generally more than 60 days with respect to each distribution) and other requirements. In the case of a RIC, such as the Fund, the amount of dividends paid by the Fund that may be eligible for the reduced rate may not exceed the amount of aggregate qualified dividends received by the Fund. For this purpose, qualified dividends means dividends received by the Fund from U.S. corporations and certain "qualified foreign corporations," provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated, for taxable years beginning on or after January 1, 2011.

The Fund may also be able to designate a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period and other requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

There can be no assurance as to what portion of the Fund's distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund's distributions will qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains generally would be taxed as ordinary income. Further, certain of the Fund's option writing strategies and securities lending activities could reduce the amount of the Fund's distributions that may qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction. An investor should also be aware that the benefits of the reduced tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

In most cases, net gains from the Fund's option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to: (i) the fair market value of any new Common Shares issued to the Common Shareholder by the Fund, and (ii) if Common Shares are trading below NAV, the cash allocated to the Common Shareholder for the purchase of Common Shares on its behalf, and such Common Shareholder will have a cost basis in the Common Shares received equal to such foregoing amount.

In light of the Fund's plans regarding its initial distribution and its plan to adopt either a level distribution plan or a managed distribution policy, you may receive a so-called "return of capital" distribution. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will generally be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares. If the Fund has capital loss carryovers from prior years that offset capital gains in a current year, the distribution of such current year capital gains will generally be taxed as ordinary income and not as a return of capital.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about an investment through a tax-deferred account.

An investor should be aware that, if Common Shares are purchased shortly before the record date for any taxable distribution (including a capital gain distribution), the purchase price likely will reflect the value of the distribution and the investor then would receive a taxable distribution likely to reduce the trading value of such Common Shares, in effect resulting in a taxable return of some of the purchase price.

The Fund's distributions are taxable when they are paid, except that distributions declared in October, November or December with a record date in such a month and paid in January of the following calendar year are taxable as if paid on December 31 of the current calendar year.

Any non-U.S shareholders will generally be subject to withholding of U.S. tax at the rate of 30% (or a lower treaty rate if applicable) on the Fund's ordinary distributions, including any amounts that would otherwise qualify for reduced rates on qualified dividends. However, subject to certain limitations, if the Fund elects to follow certain procedures, dividends paid to certain non-U.S. shareholders may be exempt from withholding of U.S. tax with respect to taxable years of the Fund beginning on or before December 31, 2009 to the extent such dividends are attributable to qualified interest or net short-term capital gains. There can be no assurance that legislation will be enacted that would extend this exemption for future taxable years. The Fund is not required to and may not elect to utilize these provisions and there can be no assurance as to the amount, if any, of such dividends that would not be subject to withholding.

The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Tax Aspects of Sales of Fund Shares

Upon the sale or other disposition of shares of the Fund that a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. As discussed above, the Tax Act reduced the maximum tax rate on long-term capital gains for individual investors from 20% to 15%. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated for taxable years beginning on or after January 1, 2011.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the tax basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amounts designated as undistributed capital gains) with respect to such shares.

Taxation of Fund Investments

Although the Fund will generally not be subject to tax on certain amounts that the Fund distributes, as discussed above, the tax treatment of the Fund's investments will affect the timing and tax character of the Fund's distributions.

Certain of the Fund's investments (including transactions in options) are subject to special and complex U.S. federal income tax provisions that may, among other things: (i) convert dividends that would otherwise constitute qualified dividend income into higher taxed short-term capital gain or ordinary income; (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment; (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (iv) convert long-term capital gain into short-term capital gain or ordinary income; (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited); (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash; and (vii) produce income that may not qualify as good income for purposes of satisfying the Fund's qualification as a RIC. The Fund will monitor its transactions and may make certain tax elections that may mitigate the effect of these provisions.

In most cases, net gains from the Fund's option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

The taxation of equity options that the Fund expects to write is generally governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for writing a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close-out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put option or call option on stock that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased stock and, in the case of a put option, reduces the amount realized on the underlying stock in determining gain or loss.

In the case of Fund transactions in so-called "Section 1256 Contracts," such as many listed index options and any listed non-equity options, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to generally be treated as 60% long-term and 40% short-term capital gain or loss regardless of the Fund's holding period. In addition, the Fund generally will be required to "mark to market" (i.e., treat as sold for fair market value) each such position that it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the "mark to market" rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts and certain other financial contracts.

The Code contains special rules that apply to "straddles," defined generally as the holding of "offsetting positions with respect to personal property." For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may write call options on portfolio securities that are "qualified covered call options" that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not "deep-in-the-money" as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that are part of a straddle are not currently deductible but must instead be capitalized. Similarly, "wash sale" rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. With respect to straddles, certain elections may be available to the Fund that would result in different tax treatment than that described above.

The Fund's income from foreign securities may be subject to non-U.S. taxes. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign issuers, the Fund may make an election that will generally enable its shareholders to obtain the benefit of deductions or credits for certain foreign taxes paid by the Fund. In the event of such an election, the shareholders would need to include the amount of such foreign taxes in their income and the shareholders may be able to take a deduction or credit for such taxes, subject to certain limitations.

Backup Withholding

The Fund may be required to withhold U.S. federal income tax from all taxable distributions payable to shareholders who fail to provide their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. As modified by the Tax Act, the backup withholding percentage is 28% for amounts paid through 2010, after which time the rate will increase to 31% absent legislative change. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the required information is furnished to the IRS.

UNDERWRITING

Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc. are acting as representatives of the underwriters (the "Underwriters") named below. Subject to the terms and conditions stated in an underwriting agreement dated the date of this prospectus (the "Underwriting Agreement"), each Underwriter named below has agreed to purchase, and the Fund has agreed to sell to that Underwriter, the number of Common Shares set forth opposite the Underwriter's name.

Underwriter	Number of Common Shares
Citigroup Global Markets Inc.
Morgan Stanley & Co. Incorporated
Merrill Lynch, Pierce Fenner & Smith Incorporated
UBS Securities LLC
Wells Fargo Securities, LLC
Ameriprise Financial Services, Inc.
J.J.B. Hilliard, W.L. Lyons, LLC
Janney Montgomery Scott LLC
Ladenburg Thalmann & Co. Inc.
Maxim Group LLC
Morgan Keegan & Company, Inc.
Oppenheimer & Co. Inc.
RBC Capital Markets Corporation
Southwest Securities, Inc.
Stifel, Nicolaus & Company, Incorporated
Wedbush Securities Inc.
Wunderlich Securities, Inc.
TOTAL:

The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to approval of legal matters by counsel and to other conditions. The Underwriters are obligated to purchase all the Common Shares (other than those covered by the over-allotment option described below) if they purchase any of the Common Shares.

The Underwriters propose to offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not to exceed $   per Common Share. The sales load the Fund will pay of $0.90 per share is equal to 4.50% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not to exceed $    per Common Share on sales to other dealers. If all of the Common Shares are not sold at the initial offering price, the representatives may change the public offering price and other selling terms. Investors must pay for any Common Shares purchased on or before               . The representatives have advised the Fund that the Underwriters do not intend to confirm any sales to any accounts over which they exercise discretionary authority.

ING Investments has agreed to pay from its own assets all organizational expenses of the Fund. ING Investments has also agreed to pay all offering costs (other than sales load) that exceed $0.04 per Common Share. ING Investments (and not the Fund) has also agreed to pay a commission to certain registered personnel of its broker-dealer affiliate, and the Sub-Adviser's broker-dealer affiliate, ING Funds Distributor, LLC, who participate as wholesalers in the marketing of the Fund's Common Shares. These fees, in the aggregate will not exceed     % of the total initial price to the public of the Common Shares sold by the Underwriters located in offices or geographical regions for which these registered personnel are responsible for providing information regarding the Fund and the offering of the Common Shares. The Fund may reimburse ING Investments for all or a portion of its expenses incurred in connection with this offering (other than those described in the preceding sentence), to the extent that the other offering expenses of the Fund do not equal or exceed the $0.04 per Common Share the Fund has agreed to pay for the offering expenses of the Fund.

Additional Compensation

ING Investments (and not the Fund) has agreed to pay to each of Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc., from its own assets, a structuring fee for advice relating to the structure, design and organization of the Fund as well as services related to the sale and distribution of the Fund's common shares in the amount of $        , $        , $        , $        and $        respectively. If the over-allotment option is not exercised, the structuring fee paid to Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Wells Fargo Securities, LLC and Ameriprise Financial Services, Inc. will not exceed        %,        %,        %,        % and        %, respectively, of the total public offering price of the Common Shares.

ING Investments (and not the Fund) has agreed to pay to UBS Securities LLC, from its own assets, a structuring fee for certain financial advisory services in assisting ING Investments in structuring and organizing the Fund in the amount of $            . If the over-allotment option is not exercised, the structuring fee paid to UBS Securities LLC will not exceed            % of the total public offering price of the Common Shares.

ING Investments (and not the Fund) may also pay certain qualifying underwriters a structuring fee, a sales incentive fee or additional compensation in connection with the offering.

The sum of all compensation to the Underwriters in connection with this public offering of Common Shares, including the sales load, the structuring fees or sales incentive fees and all forms of additional payments to the Underwriters and the amounts paid by the Fund to reimburse certain Underwriters and certain other expenses, will not exceed 9.0% of the total public offering price of the Common Shares sold in this offering.

The Fund has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to               additional Common Shares at the public offering price less the sales load. The Underwriters may exercise the option solely for the purpose of covering over-allotments, if any, in connection with this offering. To the extent the option is exercised, each Underwriter will be obligated, subject to certain conditions, to purchase a number of additional Common Shares approximately proportionate to such Underwriter's initial purchase commitment.

Each of the Fund, ING Investments and ING IM has agreed that, for a period of 180 days from the date of this prospectus, they will not, without the prior written consent of Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, on behalf of the Underwriters, dispose of or hedge any Common Shares or any securities convertible into or exchangeable for Common Shares. Citigroup Global Markets Inc. and Morgan Stanley & Co. Incorporated, in their sole discretion, may release any of the securities subject to these lock-up agreements at any time without notice. Notwithstanding the foregoing, if (i) during the last 17 days of the 180-day restricted period, the Fund issues an earnings release or announces material news or a material event relating to the Fund; or (ii) prior to the expiration of the 180-day restricted period, the Fund announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day restricted period, the restrictions described above shall continue to apply until the expiration of the 18-day period beginning on the date of the earnings release or the announcement of the material news or material event.

Prior to this offering, there has been no public market for the Common Shares. Consequently, the initial public offering price for the Common Shares was determined by negotiation among the Fund, ING Investments, ING IM and the representatives. There can be no assurance, however, that the price at which the Common Shares will sell in the public market after this offering will not be lower than the initial public offering price or that an active trading market in the Common Shares will develop and continue after this Offering. The Fund has been approved for listing on the NYSE under the symbol "IDE," subject to notice of issuance.

In connection with the requirements for listing the Common Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Common Shares to a minimum of 400 beneficial owners in the U.S. The minimum investment requirement is 100 Common Shares.

The following table shows the sales load that the Fund will pay to the Underwriters in connection with this offering. These amounts are shown assuming both no exercise and full exercise of the Underwriters' option to purchase additional Common Shares:

Paid by the Fund
	No Exercise	Full Exercise
Per Share	$	$
Total	$	$

Certain Underwriters may make a market in the Common Shares after trading in the Common Shares has commenced on the NYSE. No Underwriter is, however, obligated to conduct market-making activities and any such activities may be discontinued at any time without notice, at the sole discretion of the Underwriters. No assurance can be given as to the liquidity of, or the trading market for, the Common Shares as a result of any market-making activities undertaken by any Underwriter. This prospectus is to be used by any Underwriter in connection with the offering and, during the period in which a prospectus must be delivered, with offers and sales of the Common Shares in market-making transaction in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale.

In connection with the offering certain Underwriters may purchase and sell Common Shares in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve syndicate sales of Common Shares in excess of the number of Common Shares to be purchased by the Underwriters in the offering, which creates a syndicate short position. "Covered" short sales are sales of Common Shares made in an amount up to the number of Common Shares represented by the Underwriters' over-allotment option. In determining the source of Common Shares to close out the covered syndicate short position, the Underwriters will consider, among other things, the price of Common Shares available for purchase in the open market as compared to the price at which they may purchase Common Shares through the over-allotment option. Transactions to close out the covered syndicate short position involve either purchases of Common Shares in the open market after the distribution has been completed or the exercise of the over-allotment option. The Underwriters may also make "naked" short sales of Common Shares in excess of the over-allotment option. The Underwriters must close out any naked short position by purchasing Common Shares in the open market. A naked short position is more likely to be created if the Underwriters are concerned that there may be downward pressure on the price of Common Shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of Common Shares in the open market while the offering is in progress.

The Underwriters also may impose a penalty bid. Penalty bids permit the Underwriters to reclaim a selling concession from a syndicate member when Citigroup Global Markets Inc. repurchases Common Shares originally sold by that syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of preventing or retarding a decline in the market price of Common Shares. They may also cause the price of Common Shares to be higher than the price that would otherwise exist in the open market in the absence of these transactions. The Underwriters may conduct these transactions on the NYSE or in the over-the-counter market, or otherwise. If the Underwriters commence any of these transactions, they may discontinue them at any time.

A prospectus in electronic format may be available on the website maintained by one or more of the Underwriters. Other than the prospectus in electronic format, the information on any such Underwriter's website is not part of this prospectus. The representatives may agree to allocate a number of Common Shares to the Underwriters for sale to their online brokerage account holders. The representatives will allocate Common Shares to the Underwriters that may make Internet distributions on the same basis as other allocations. In addition, Common Shares may be sold by the Underwriters to securities dealers who resell Common Shares to online brokerage account holders.

The Fund anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Fund's portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for ING Investments and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for ING Investments, ING IM and their affiliates in the ordinary course of business.

The Fund, ING Investments and ING IM have each agreed to indemnify the Underwriters against, or reimburse losses arising out of, certain liabilities, including liabilities under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make because of any of those liabilities.

ING Investments has purchased Common Shares from the Fund in an amount satisfying the net worth requirements of Section 14(a) of the 1940 Act.

The principal business address of Citigroup Global Markets Inc. is 388 Greenwich Street, New York, New York 10013. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York 10036. The principal business address of Merrill Lynch, Pierce, Fenner & Smith Incorporated is 4 World Financial Center, New York, New York 10080. The principal business address of UBS Securities LLC is 299 Park Avenue, New York, New York 10171. The principal business address of Wells Fargo Securities, LLC is 375 Park Avenue, New York, New York 10152. The principal business address of Ameriprise Financial Services, Inc. is 707 2nd Avenue South, Minneapolis, Minnesota 55402.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act and in accordance therewith files reports and other information with the Securities and Exchange Commission. Reports, proxy statements and other information filed by the Fund with the Securities and Exchange Commission pursuant to the informational requirements of such Acts can be inspected and copied at the public reference facilities maintained by the Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549. The Securities and Exchange Commission maintains a website (http://www.sec.gov) containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the Securities and Exchange Commission.

The Fund's Common Shares are expected to be listed on the NYSE subject to notice of issuance, and reports, proxy statements and other information concerning the Fund and filed with the Securities and Exchange Commission by the Fund can be inspected at the offices of the New York Stock Exchange, Inc., 20 Broad Street, New York, NY 10005.

This prospectus constitutes part of a Registration Statement filed by the Fund with the Securities and Exchange Commission under the Securities Act, and the 1940 Act. This prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the Common Shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the Securities and Exchange Commission. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the Securities and Exchange Commission free of charge through the SEC's website (http://www.sec.gov). You may also copy and review the Registration Statement at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information relating to the Public Reference Room can be obtained by calling the Securities and Exchange Commission at 1-202-551-8090. You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Securities and Exchange Commission's Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549.

Certain legal matters in connection with the Common Shares offered hereby will be passed upon for the Fund by Dechert LLP, and for the Underwriters by Simpson Thacher & Bartlett LLP, and Simpson Thacher & Bartlett LLP may rely as to certain matters of Delaware law on the opinion of Richards, Layton & Finger, P.A., Wilmington, DE.

Independent Registered Public Accounting Firm

The financial statements of the Fund have been audited by KPMG LLP, an independent registered public accounting firm, as set forth in their report filed as an exhibit to the SAI, and are included in reliance upon their report given upon KPMG LLP's authority as experts in accounting and auditing. The address of KPMG LLP is 99 High Street, Boston MA 02110.

Custodian, Transfer Agent, Dividend Disbursing Agent and Registrar

The custodian, transfer agent, dividend disbursing agent and registrar for the Fund is The Bank of New York, whose principal address is 101 Barclay Street (11E), New York, NY 10286.

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund's Adviser and their delegates and affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders. For information about the privacy policy of ING Investments and IFD, see "ING's Privacy Promise" on the Fund's website (www.ingfunds.com).

TABLE OF CONTENTS FOR THE
STATEMENT OF ADDITIONAL INFORMATION

Page
History of the Fund

Additional Investment Policies and Restrictions

Management of the Fund

Control Persons and Principal Shareholders

Investment Advisory and Other Services

Portfolio Transactions

Determination of Net Asset Value

Dividend Reinvestment Plan

Repurchase of Common Shares

Tax Considerations

General Information

Financial Statements

APPENDIX A Proxy Voting Procedures

Shares

ING Infrastructure, Industrials and Materials Fund

Common Shares
$20.00 per Share

PROSPECTUS
     , 2010

CITI
MORGAN STANLEY
BofA MERRILL LYNCH
UBS INVESTMENT BANK
WELLS FARGO SECURITIES
AMERIPRISE FINANCIAL SERVICES, INC.
J.J.B. HILLIARD, W.L. LYONS, LLC
JANNEY MONTGOMERY SCOTT LLC
LADENBURG THALMANN & CO. INC.
MAXIM GROUP LLC
MORGAN KEEGAN & COMPANY, INC.
OPPENHEIMER & CO.
RBC CAPITAL MARKETS
SOUTHWEST SECURITIES
STIFEL NICOLAUS
WEDBUSH MORGAN SECURITIES INC.
WUNDERLICH SECURITIES

PRPRO-REDIDE (0110-010410)

Until    , 2010 (25 days after the date of this prospectus), all dealers that buy, sell or trade the common shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

The Information in this statement of additional formation is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional formation is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

SUBJECT TO COMPLETION,

DATED JANUARY 26, 2010

STATEMENT OF ADDITIONAL INFORMATION

7337 East Doubletree Ranch Road

Scottsdale, Arizona 85258-2034

(800) 992-0180

                      , 2010

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

This Statement of Additional Information (“SAI”) relates to the ING Infrastructure, Industrials and Materials Fund (the “Fund”). The Fund is a newly organized, diversified, closed-end management investment company.

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY THE PROSPECTUS OF ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND DATED      2010 (THE “PROSPECTUS”), AS SUPPLEMENTED FROM TIME TO TIME, WHICH IS INCORPORATED HEREIN BY REFERENCE. THIS SAI SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS, A COPY OF WHICH MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR CALLING THE FUND AT 1-800-992-0180. YOU MAY ALSO OBTAIN A COPY OF THE FUND’S PROSPECTUS ON THE SECURITIES AND EXCHANGE COMMISSION’S (“SEC”) WEBSITE (HTTP://WWW.SEC.GOV).

Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Fund’s Prospectus.

1

2

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

HISTORY OF THE FUND

The Fund is a statutory trust organized under the laws of the State of Delaware and is registered as a closed-end, management investment company. The Fund was organized on November 6, 2007.

ADDITIONAL INVESTMENT POLICIES AND RESTRICTIONS

Primary investment strategies are described in the Prospectus. The following is a description of the various investment policies that the Fund may be engaged in, whether as a primary or secondary strategy, and a summary of certain attendant risks. ING Investment Management Co. (“ING IM” or the “Sub-Adviser”) will use the following techniques only to the extent it believes that doing so will help to achieve the Fund’s investment objective. The fact that the Fund may use a technique does not mean that the technique will actually be used.

EQUITY INVESTMENTS. As described in the Prospectus, the Fund invests in a portfolio of equity securities of U.S. and international companies, or derivatives having economic characteristics similar to such equity securities, comprised principally of infrastructure, industrials and materials companies, with a focus on companies that the Sub-Adviser believes will benefit from increased government and private spending in six areas: power, construction, materials, communications, transportation and water. The Fund may invest in companies located in countries that are considered emerging markets.

PREFERRED STOCKS. The Fund may invest in preferred stocks of both domestic and foreign issuers. Under normal market conditions, the Fund expects, with respect to that portion of its managed assets invested in preferred stocks, if any, to invest only in preferred stocks of investment grade quality as determined by rating agencies such as Standard & Poor’s (S&P), Fitch Ratings or Moody’s Investors Services (“Moody’s”) or, if unrated, determined to be of comparable quality by the Sub-Adviser. The foregoing credit quality policies apply only at the time a preferred stock is purchased, and the Fund is not required to dispose of a preferred stock in the event of a downgrade of an assessment of credit quality or the withdrawal of a rating. Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price or fail to pay dividends when expected because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks as described in the Prospectus.

EMERGING MARKET ISSUERS. The risks of foreign (non-U.S.) investments described in the Prospectus apply to an even greater extent to investments in countries with emerging markets. The securities markets of countries with emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the U.S. and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in countries with emerging markets, and the activities of investors in such markets and enforcement of existing regulations have been extremely limited. Many countries with emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain countries with emerging markets. Economies in countries with emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in countries with emerging markets than in many developed foreign markets, which could reduce the Fund’s income from such securities.

In many cases, governments of countries with emerging markets continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund’s investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments in countries with emerging markets.

DERIVATIVE INSTRUMENTS. Derivative instruments (which are instruments that derive their value from another instrument, security or index) may be purchased or sold for hedging, risk management and investment purposes. These strategies may be executed through the use of derivative contracts in the U.S. or abroad. In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter (“OTC”) put and call options on common stocks and other securities, instruments based upon equity and fixed-income indices and other instruments, purchase

3

and sell futures contracts and options thereon, and enter into various transactions such as swaps, caps, or floors or combinations of the above. In addition, derivatives may also include new techniques, instruments or strategies that are permitted as regulatory changes occur.

Transactions in derivative instruments involve a risk of loss or depreciation due to unanticipated adverse changes in securities prices, interest rates, indices or other financial instruments’ prices; the inability to close out a position; default by the counterparty; imperfect correlation between a position and the desired hedge; tax constraints on closing out positions; and portfolio management constraints on securities subject to such transactions. The loss on derivative instruments (other than purchased options) may substantially exceed an investment in these instruments. In addition, the entire premium paid for purchased options may be lost before they can be profitably exercised. Transaction costs are incurred in opening and closing positions. Derivative instruments may sometimes increase or leverage exposure to a particular market risk, thereby increasing price volatility.

OTC derivative instruments including, equity swaps and forward sales of stocks involve an enhanced risk that the issuer or counterparty will fail to perform its contractual obligations. Some derivative instruments are not readily marketable or may become illiquid under adverse market conditions. In addition, during periods of market volatility, a commodity exchange or other exchanges may suspend or limit trading in an exchange-traded derivative instrument, which may make the contract temporarily illiquid and difficult to price. Exchanges may also establish daily limits on the amount that the price of a futures contract or futures option can vary from the previous day’s settlement price. Once the daily limit is reached, no trades may be made that day at a price beyond the limit. This may prevent the closing out of positions to limit losses. Certain purchased OTC options, and assets used as cover for written OTC options, are generally illiquid. The ability to terminate OTC derivative instruments may depend on the cooperation of the counterparties to such contracts. For thinly traded derivative instruments, the only source of price quotations may be the selling dealer or counterparty. In addition, certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”), limit the Fund’s use of derivative instruments. The Fund has claimed an exclusion from the definition of a Commodity Pool Operator (“CPO”) under the Commodity Exchange Act and therefore is not subject to registration or regulation as a CPO. There can be no assurance that the use of derivative instruments will benefit the Fund.

SWAPS. Swap contracts may be purchased or sold to hedge against fluctuations in securities prices, interest rates or market conditions, to mitigate non-payment or default risk or to gain exposure to particular securities, baskets of securities, indices or currencies for hedging purposes. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a particular security, “basket” of securities or index. The Fund will enter into swaps only on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Fund will not enter into any swap unless the claims-paying ability of the other party thereto is considered to be investment grade by the Sub-Adviser. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swaps are traded in the OTC market. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Sub-Adviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Fund would be unfavorably affected.

Total return swaps. Total return swaps are a type of swaps in which one party agrees to make payments of the total return from the underlying asset(s), which may include securities, baskets of securities or securities indices during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from other underlying asset(s).

Interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of fixed rate payments for floating rate payments).

FUTURES AND OPTIONS ON FUTURES. The Fund may purchase and sell various kinds of financial futures contracts and options thereon to seek to hedge against changes in stock prices or interest rates, for other risk management purposes or to gain exposure to certain securities, indices and currencies for hedging purposes. Futures contracts may be based on various securities indices and securities. Such transactions involve a risk of loss or depreciation due to adverse changes in securities prices, which may exceed the Fund’s initial investment in these contracts. The Fund will only purchase or sell futures contracts or related options for hedging purposes and in compliance with the rules of the Commodity Futures Trading Commission and any other regulatory body having jurisdiction over such contracts. These transactions involve transaction costs. Sales of futures contracts and related options generally result in realization of short-term or long-term capital gain depending on the period for which the investment is held. To the

4

extent that any futures contract or options on futures contract held by the Fund is a “Section 1256 contract” under the Code, the contract will generally be marked-to-market annually and any gain or loss will be treated as 60% long-term and 40% short-term, regardless of the holding period for such contract.

Foreign exchange traded futures contracts and options thereon may be used only if the Sub-Adviser determines that trading on such foreign exchange does not entail risks, including credit and liquidity risks, that are materially greater than the risks associated with trading on U.S. exchanges.

SHORT SALES. Short sales of securities in which the Fund may engage are sales of securities already owned or in which there is a right to be acquired at no added cost through conversion or exchange of other securities owned (referred to as short sales “against the box”).

If the Fund makes a short sale “against the box,” the Fund would not immediately deliver the securities sold and would not receive the proceeds from the sale. The seller is said to have a short position in the securities sold until it delivers the securities sold, at which time it receives the proceeds of the sale. To secure its obligation to deliver securities sold short, the Fund will deposit in escrow in a separate account with the Custodian an equal amount of the securities sold short or securities convertible into or exchangeable for such securities. The Fund can close out its short position by purchasing and delivering an equal amount of the securities sold short, rather than by delivering securities already held by the Fund, because the Fund might want to continue to receive interest and dividend payments on securities in its portfolio that are convertible into the securities sold short.

The Fund’s decision to make a short sale “against the box” may be a technique to hedge against market risks when ING Investments, LLC (“ING Investments” or the “Adviser”) or the Sub-Adviser believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund or a security convertible into or exchangeable for such security. In such case, any future losses in the Fund’s long position would be reduced by a gain in the short position. The extent to which such gains or losses in the long position are reduced will depend upon the amount of securities sold short relative to the amount of the securities the Fund owns, either directly or indirectly, and, in the case where the Fund owns convertible securities, changes in the investment values or conversion premiums of such securities.

In the view of the SEC, a short sale involves the creation of a “senior security” as such term is defined in the 1940 Act, unless the sale is “against the box” and the securities sold short are placed in a segregated account (not with the broker), or unless the Fund’s obligation to deliver the securities sold short is “covered” by placing in a segregated account (not with the broker) cash, U.S. government securities or other liquid debt or equity securities in an amount equal to the difference between the market value of the securities sold short at the time of the short sale and any such collateral required to be deposited with a broker in connection with the sale (not including the proceeds from the short sale), which difference is adjusted daily for changes in the value of the securities sold short. The total value of the cash, U.S. government securities or other liquid debt or equity securities deposited with the broker and otherwise segregated may not at any time be less than the market value of the securities sold short at the time of the short sale. The Fund will comply with these requirements.

SECURITIES LENDING. As described in the Prospectus, the Fund may lend a portion of its portfolio securities to broker-dealers or other institutional borrowers. Loans will be made only to organizations whose credit quality or claims paying ability is considered by the Sub-Adviser to be at least investment grade (rated BBB- or higher by S&P, Baa3 or higher by Moody’s). All securities loans will be collateralized on a continuous basis by cash or U.S. government securities having a value, marked-to-market daily, of at least 100% of the market value of the loaned securities. The Fund may receive loan fees in connection with loans that are collateralized by securities or on loans of securities for which there is special demand. The Fund may also seek to earn income on securities loans by reinvesting cash collateral in securities consistent with its investment objectives and policies, seeking to invest at rates that are higher than the “rebate” rate that it normally will pay to the borrower with respect to such cash collateral. Any such reinvestment will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

Securities loans may result in delays in recovering, or a failure of the borrower to return, the loaned securities. The defaulting borrower ordinarily would be liable to the Fund for any losses resulting from such delays or failures, and the collateral provided in connection with the loan normally would also be available for that purpose. Securities loans normally may be terminated by either the Fund or the borrower at any time. Upon termination and the return of the loaned securities, the Fund would be required to return the related cash or securities collateral to the borrower and it may be required to liquidate longer term portfolio securities in order to do so. To the extent that such securities have decreased in value, this may result in the Fund realizing a loss at a time when it would not otherwise do so. The Fund also may incur losses if it is unable to reinvest cash collateral at rates higher than applicable rebate rates paid to borrowers and related administrative costs. These risks are substantially the same as those incurred through investment leverage, and will be subject to the investment policies, strategies, restrictions and risk considerations described in the Prospectus and in this SAI.

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The Fund will receive amounts equivalent to any interest or other distributions paid on securities while they are on loan, and the Fund will not be entitled to exercise voting or other beneficial rights on loaned securities. The Fund will exercise its right to terminate loans and thereby regain these rights whenever the Sub-Adviser considers it to be in the Fund’s interest to do so, taking into account the related loss of reinvestment income and other factors.

WARRANTS. A warrant gives the holder a right to purchase at any time during a specified period a predetermined number of shares of common stock at a fixed price. Unlike convertible debt securities or preferred stock, warrants do not pay a fixed dividend. Investments in warrants involve certain risks, including the possible lack of a liquid market for resale of the warrants, potential price fluctuations as a result of speculation or other factors, and failure of the price of the underlying security to reach or have reasonable prospects of reaching a level at which the warrant can be prudently exercised (in which event the warrant may expire without being exercised, resulting in a loss of the Fund’s entire investment therein).

Put and call index warrants (“Index Warrants”) are instruments whose values vary depending on the change in the value of one or more specified securities indices. Index Warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer, based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the Index Warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise, based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If the Fund were to not exercise an Index Warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant. The Fund will normally use Index Warrants in a manner similar to its use of options on securities indices. The risks of using Index Warrants are generally similar to those relating to its use of index options. Unlike most index options, however, Index Warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, Index Warrants generally have longer terms than index options. Index Warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of Index Warrants may limit the Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY TRANSACTIONS. In order to secure prices or yields deemed advantageous at the time, the Fund may purchase or sell securities on a when-issued or a delayed-delivery basis generally 15 to 45 days after the commitment is made. The Fund will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Fund prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased on a when-issued or a delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. Similarly, the sale of securities for delayed-delivery can involve the risk that the prices available in the market when delivery is made may actually be higher than those obtained in the transaction itself. The Fund will establish a segregated account with the Custodian consisting of cash and/or liquid assets in an amount equal to the amount of its when-issued and delayed-delivery commitments which will be “marked to market” daily. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. In these cases, the Fund may realize a taxable gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

When the time comes to pay for the securities acquired on a delayed-delivery basis, the Fund will meet its obligations from the available cash flow, sale of the securities held in the segregated account, sale of other securities or, although it would not normally expect to do so, from sale of the when-issued securities themselves (which may have a market value greater or less than the Fund’s payment obligation). Depending on market conditions, the Fund could experience fluctuations in share price as a result of delayed delivery or when-issued purchases.

FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the Fund may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or uses forward foreign currency contracts to

6

purchase or sell foreign currencies. A forward foreign currency exchange contract is an agreement to exchange one currency for another — for example, to exchange a certain amount of U.S. dollars for a certain amount of Korean won at a future date. Forward foreign currency exchange contracts are included in the group of instruments that can be characterized as derivatives. Neither spot transactions for forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. Use of currency hedging techniques may also be limited by management’s need to protect the status of the Fund as a regulated investment company under the Code.

OTHER INVESTMENT COMPANIES. An investment company is a company engaged in the business of pooling investors’ money and trading in securities for them. Examples include face-amount certificate companies, unit investment trusts and management companies. When the Fund invests in other investment companies, shareholders of the Fund bear their proportionate share of the underlying investment companies’ fees and expenses. Exchange-traded funds (“ETFs”) are investment companies whose goal is to track or replicate a desired index, such as a sector, market or global segment. ETFs are traded on exchanges similar to a publicly traded company. Similarly, the risks and costs of ETFs are similar to that of a publicly traded company. The goal of an ETF is to correspond generally to the price and yield performance, before fees and expenses of its underlying index. The risk of not correlating to the index is an additional risk to the investors of ETFs. Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs’ underlying securities. Additionally, if the Fund elects to redeem its ETF shares rather than sell them on the secondary market, the Fund may receive the underlying securities which it must then sell in order to obtain cash. Additionally, when the Fund invests in ETFs, shareholders of the Fund bear their proportionate share of the underlying ETFs’ fees and expenses.

U.S. GOVERNMENT SECURITIES AND OBLIGATIONS. Some U.S. government securities are backed by the full faith and credit of the U.S. government and are guaranteed as to both principal and interest by the U.S. Treasury. These include direct obligations such as U.S. Treasury notes, bills and bonds, as well as indirect obligations such as the Government National Mortgage Association. Other U.S. government securities are not direct obligations of the U.S. Treasury, but rather are backed by the ability to borrow directly from the U.S. Treasury. Still others are supported solely by the credit of the agency or instrumentality itself and are neither guaranteed nor insured by the U.S. government. No assurance can be given that the U.S. government would provide financial support to such agencies if needed. U.S. government securities may be subject to varying degrees of credit risk and all U.S. government securities may be subject to price declines due to changing interest rates. Securities directly supported by the full faith and credit of the U.S. government have less credit risk.

DEBT SECURITIES. The value of debt securities may fall when interest rates rise. Debt securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter maturities. In addition, debt securities, such as bonds, involve credit risk. Credit risk is the risk that the Fund could lose money if a bond issuer (debtor) fails to repay interest and principal in a timely manner or if it goes bankrupt. This is especially true during periods of economic uncertainty or economic downturns. High-yield/high-risk bonds are especially subject to credit risk and are considered to be mostly speculative in nature. The securities are also subject to interest rate risk. This is the risk that the value of the security may fall when interest rates rise. In general, the market price of debt securities with longer maturities tends to be more volatile in response to changes in interest rates than the market price of shorter-term securities.

CALL RISK. During periods of falling interest rates, a bond issuer may “call,” or repay, its high yielding bond before the bond maturity date. If forced to invest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income.

TEMPORARY INVESTMENTS. The Fund may temporarily invest to a significant degree in cash, cash equivalents or investment grade debt securities including U.S. government securities. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.

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FUNDAMENTAL POLICIES

The following investment restrictions of the Fund are designated as fundamental policies and as such cannot be changed without the approval of the holders of a majority of the Fund’s outstanding voting securities, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy the Fund may not:

1.                       issue any senior security, except to the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”).

2.                       purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry or group of related industries, provided that this limitation shall not apply to obligations issued or guaranteed by the U.S. government or its agencies and instrumentalities.

3.                       purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate, securities of issuers which invest or deal investment trusts and other securities that represent a similar indirect interest in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities.

4.                       make loans to other persons, except by (a) the acquisition of obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies, (b) entering into repurchase agreements and (c) lending its portfolio securities.

5.                       borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations, interpretations thereunder and any exemptive relief obtained by the Fund.

6.                       underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”) in selling or disposing of a portfolio investment, or participating in a secondary offering of a portfolio investment.

7.                       purchase or sell commodities or commodity contracts for the purposes except to the extent permitted by applicable law without the Fund becoming subject to registration with the Commodity Futures Trading Commission as a commodity pool.

8.                       purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin.

The Fund has also adopted the following non-fundamental investment policies which may be changed by the Board without approval of the Fund’s shareholders. As a matter of non-fundamental policy, the Fund will normally invest at least 80% of its managed assets, in the equity securities of, or derivatives having economic characteristics similar to the equity securities of, issuers in three broad market sectors – infrastructure, industrials and materials.  The Fund will provide its shareholders with at least 60 days’ prior written notice of any material change in such investment policy. If, subsequent to an investment, the 80% requirement is no longer met, the Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. Solely for the purpose of compliance with Rule 35d-1 under the 1940 Act, the Fund will calculate its 80% investment test using net assets (plus borrowings for investment purposes) rather than managed assets.

Whenever an investment policy or investment restriction set forth in the Prospectus or this SAI states a maximum percentage of assets that may be invested in any security or other assets or describes a policy regarding quality standards, such percentage limitation or standard shall be determined immediately after and as a result of the Fund’s acquisition of such security or asset. Accordingly, any later increase or decrease resulting from a change in values, assets or other circumstances or any subsequent rating change made by a rating service (or as determined by the Sub-Adviser if the security is not rated by a rating agency) will not compel the Fund to dispose of such security or other asset. Notwithstanding the foregoing, the Fund must always be in compliance with the borrowing policies set forth above.

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MANAGEMENT OF THE FUND

TRUSTEES

The Board of Trustees of the Fund (the “Board” or the “Trustees”) is responsible for the overall management and supervision of the affairs of the Fund. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years.

Set forth in the table below is information about each Trustee of the Fund. The address for each Trustee is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258-2034.

Name and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee

Independent Trustees

Colleen D. Baldwin Age: 49	Trustee Class III	January 2008- Present	Consultant, Glantuam Partners, LLC (January 2009 – Present); President, National Charity League/Canaan Parish Board (June 2008 - Present) and Consultant (January 2005 to Present).	144	None.

John V. Boyer Age: 56	Trustee Class I	January 2008- Present	President, Bechtler Arts Foundation (January 2008 - Present). Formerly, Consultant (July 2007 - February 2008); President and Chief Executive Officer, Franklin and Eleanor Roosevelt Institute (March 2006 – July 2007), and Executive Director, The Mark Twain House & Museum (3) (September 1989 – March 2006).	144	None.

Patricia W. Chadwick Age: 61	Trustee Class I	January 2008- Present	Consultant and President, Ravengate Partners LLC (January 2000 – Present).	144	Wisconsin Energy (June 2006 – Present).

Peter S. Drotch Age: 67	Trustee Class III	January 2008- Present	Retired partner, PricewaterhouseCoopers, LLP.	144	First Marblehead Corporation (September 2003- Present).

J. Michael Earley Age: 64	Trustee Class II	January 2008- Present	Retired. Formerly, President, Chief Executive Officer, Bankers Trust Company, N.A. Des Moines (June 1992 – December 2008).	144	Bankers Trust Company, N.A. Des Moines (June 1992-Present) and Midamerica Financial Corporation (December 2002 - Present).

Patrick W. Kenny Age: 67	Trustee Class II	January 2008- Present	Retired. Formerly, President and Chief Executive Officer, International Insurance Society (June 2001 - June 2009).	144	Assured Guaranty Ltd. (April 2004 - Present); and Odyssey Re Holdings Corp. (November 2006 – Present).

Sheryl K. Pressler Age: 59	Trustee Class I	January 2008- Present	Consultant (May 2001 – Present).	144	Stillwater Mining Company (May 2002 – Present).

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Name and Age	Position(s) held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Number of Funds in Fund Complex overseen by Trustee(2)	Other Directorships/Trusteeships held by Trustee

Roger B. Vincent Age: 64	Trustee Class II	January 2008- Present	President, Springwell Corporation (March 1989 - Present).	144	UGI Corporation (February 2006 - Present); and UGI Utilities, Inc. (February 2006 - Present).

Trustees who are “Interested Persons”

Shaun P. Mathews(4) Age: 54	Trustee Class II	January 2008- Present	President and Chief Executive Officer, ING Investments, LLC (5) (November 2006 – Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).	187 (6)

ING Services Holding Company, Inc. (May 2000 – Present); Southland Life Insurance Company (June 2002 – Present); and ING Capital Corporation, LLC, ING Funds Distributor, LLC(7), ING Funds Services, LLC (8), ING Investments, LLC (5) and ING Pilgrim Funding, Inc. (December 2005 – Present).

Robert W. Crispin(4) Age: 63	Trustee Class III	January 2008- Present	Retired Chairman and Chief Executive Officer, ING Investment Management Co. (June 2001 – December 2007).	144	ING Canada Inc. (December 2004 – Present) and ING Bank fsb (June 2001 – Present).

(1)

The Board is divided into three classes, with the term of one class expiring at each annual meeting of the Fund. At each annual meeting, one class of Trustees is elected to a three-year term and serves until their successors are duly elected and qualified. The tenure of each Trustee is subject to the Board’s retirement policy, which states that each Independent Trustee shall retire from service as a Trustee at the conclusion of the first regularly scheduled meeting of the Board that is held after the Trustee reaches the age of 72. A unanimous vote of the Board may extend the retirement date of a Trustee for up to one year. An extension may be permitted if the retirement would trigger a requirement to hold a meeting of shareholders of the Fund under applicable law, whether for purposes of appointing a successor to the Trustee or if otherwise necessary under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer needed.

(2)

For the purposes of this table, “Fund Complex” means the following investment companies: ING Asia Pacific High Dividend Equity Income Fund; ING Equity Trust; ING Funds Trust; ING Global Advantage and Premium Opportunity Fund; ING Global Equity Dividend and Premium Opportunity Fund; ING Infrastructure, Industrials & Materials Fund. ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust. The number of Funds in the complex is as of August 31, 2009.

(3)

Mr. Boyer held a seat on the Board of Directors of The Mark Twain House & Museum from September 1989 to November 2005. ING Groep N.V. makes non-material, charitable contributions to The Mark Twain House & Museum.

(4)

Messrs. Mathews and Crispin are “interested persons” of the Fund, as defined by the 1940 Act, because of their affiliation with ING Groep N.V., the parent corporation of the Adviser, ING Investments, LLC and the Distributor, ING Funds Distributor, LLC.

(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the sucessor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

Mr. Mathews is also Trustee/Director of the following investment companies: ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; ING Money Market Portfolio; ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; and ING Variable Portfolios, Inc.

(7)

ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc. which was previously known as ING Pilgrim Securities, Inc. and prior to that was known as Pilgrim America Securities, Inc.

(8)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim, Inc. which was previously known as Pilgrim Group, Inc. and prior to that was known as Pilgrim America Group, Inc.

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Officers

Information about the Fund’s officers is set forth in the table below:

Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Shaun P. Mathews Age: 54	President and Chief Executive Officer	November 2007 — Present	President and Chief Executive Officer, ING Investments, LLC (2) (November 2006 - Present). Formerly, President, ING Mutual Funds and Investment Products (November 2004 - November 2006).

Stanley D. Vyner Age: 59	Executive Vice President Chief Investment Risk Officer	November 2007 – Present September 2009 – Present	Executive Vice President, ING Investments, LLC(2) (July 2000 — Present); and Chief Investment Risk Officer, ING Investments, LLC (2) (January 2003 — Present).

Michael J. Roland Age: 51	Executive Vice President	November 2007 – Present

Head of Mutual Fund Platform (February 2007 — Present); and Executive Vice President, ING Investments, LLC (2) and ING Funds Services, LLC (3) (December 2001 — Present). Formerly, Executive Vice President, Head of Product Management (January 2005 — January 2007); Chief Compliance Officer, ING Investments, LLC (2) and Directed Services LLC (4) (October 2004 — December 2005); and Chief Financial Officer and Treasurer, ING Investments, LLC (2) (December 2001 — March 2005).

Joseph M. O’Donnell Age: 55	Chief Compliance Officer Executive Vice President	November 2007 – Present

Chief Compliance Officer of the ING Funds (November 2004 — Present); Executive Vice President of the ING Funds (March 2006 — Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 — July 2008 and October 2009- Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 — July 2008 and October 2009- Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 — December 2006).

Todd Modic Age: 42	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	November 2007 – Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 — Present). Formerly, Vice President, ING Funds Services, LLC (3) (September 2002 — March 2005).

Kimberly A. Anderson Age: 45	Senior Vice President	November 2007 – Present	Senior Vice President, ING Investments, LLC (2) (October 2003 — Present).

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Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Robert Terris Age: 39	Senior Vice President	November 2007 – Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC (3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC (3) (October 2001 — May 2006).

Robyn L. Ichilov Age: 42	Vice President and Treasurer	November 2007 – Present	Vice President and Treasurer, ING Funds Services, LLC (3) (November 1995 — Present) and ING Investments, LLC (2) (August 1997 — Present).

Lauren D. Bensinger Age: 55	Vice President	November 2007 – Present

Vice President and Chief Compliance Officer, ING Funds Distributor, LLC (5) (August 1995 — Present); Vice President, ING Investments, LLC (2) (February 1996 — Present); and Director of Compliance, ING Investments, LLC (2) (October 2004 — Present).

Maria M. Anderson Age: 51	Vice President	November 2007 – Present	Vice President, ING Funds Services, LLC (3) (September 2004 — Present).

Kimberly K. Springer Age: 52	Vice President	November 2007 – Present	Vice President, ING Funds Services, LLC (3) (March 2006 — Present). Formerly, Assistant Vice President, ING Funds Services, LLC (3) (August 2004 — March 2006).

Denise Lewis Age: 46	Vice President	November 2007 - Present	Vice President, ING Funds Services, LLC (3) (December 2006 — Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 — December 2006).

William Evans Age: 37	Vice President	November 2007 — Present

Vice President, Head of Mutual Fund Advisory Group (April 2007 — Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 — April 2007); and Senior Fund Analyst, U.S. Mutual Funds and Investment Products (May 2002 — May 2005).

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Name and Age	Positions Held with the Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Last Five Years

Craig Wheeler Age: 40	Assistant Vice President	May 2008 – Present

Assistant Vice President — Director of Tax, ING Funds Services, LLC (3) (March 2008 — Present). Formerly, Tax Manager, ING Funds Services, LLC (3) (March 2005 — March 2008); and Tax Senior, ING Funds Services, LLC (3) (January 2004 — March 2005).

Huey P. Falgout, Jr. Age: 45	Secretary	November 2007 – Present	Chief Counsel, ING Americas, U.S. Legal Services (September 2003 — Present).

Theresa K. Kelety Age: 46	Assistant Secretary	November 2007 – Present	Senior Counsel, ING Americas, U.S. Legal Services (April 2008 — Present). Formerly, Counsel, ING Americas, U.S. Legal Services (April 2003 — April 2008).

Kathleen Nichols Age: 34	Assistant Secretary	May 2008 – Present	Counsel, ING Americas, U.S. Legal Services (February 2008 — Present). Formerly, Associate, Ropes & Gray LLP (September 2005 — February 2008).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that, was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the sucessor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  Directed Services LLC is the successor in interest to Directed Services, Inc.

(5)  ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

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BOARD

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Trustees are experienced executives who oversee the Fund’s activities, review contractual arrangements with companies that provide services to the Fund, and review the Fund’s performance.

FREQUENCY OF MEETINGS

The Board currently expects to conduct regular meetings seven (7) times a year. The Audit Committee and the Compliance Committee each expect to meet four (4) times per year; the Investment Review Committee expects to meet six (6) times per year; the Contracts Committee expects to meet seven (7) times per year; and the remaining Committees, as described below, may meet as needed. In addition, the Board or the Committees may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting. Each Committee listed below operates pursuant to a Charter approved by the Board.

COMMITTEES

Executive Committee. The Board has established an Executive Committee whose function is to act on behalf of the full Board between meetings when necessary. The Executive Committee currently consists of three (3) Independent Trustees and two (2) Trustees who are “interested persons,” as defined in the 1940 Act. The following Trustees currently serve as members of the Executive Committee: Ms. Pressler and Messrs. Boyer, Crispin, Mathews and Vincent. Mr. Vincent, Chairman of the Board, serves as the Chairperson of the Executive Committee.

Audit Committee. The Board has established an Audit Committee whose functions include, among other things, to meet with the independent registered public accounting firm of the Fund to review the scope of the Fund’s audit, the Fund’s financial statements and interim accounting controls, and to meet with management concerning these matters. The Audit Committee currently consists of four (4) Independent Trustees: Messrs. Drotch and Earley and Mses. Chadwick and Pressler. Mr. Earley serves as Chairperson of the Audit Committee. Messrs. Drotch and Earley have been designated as the Audit Committee’s financial experts under the Sarbanes-Oxley Act.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among others things, coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the Fund. The Compliance Committee facilitates the information flow among Board members and the CCO between Board meetings; works with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; coordinates CCO oversight activities with other ING Fund boards; and makes recommendations regarding the role, performance and oversight of the CCO. The Board also oversees quarterly compliance reporting.

The functions of the Compliance Committee also include determining the value of securities held by the Fund for which market value quotations are not readily available; overseeing management’s administration of proxy voting; and overseeing the effectiveness of the investment adviser’s usage of the Fund’s brokerage and the adviser’s compliance with changing regulations regarding the allocation of brokerage for services (other than pure trade executions).

The Compliance Committee currently consists of four (4) Independent Trustees: Messrs. Kenny, Boyer and Vincent, and Ms. Baldwin. Mr. Kenny serves as Chairperson of the Compliance Committee.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (1) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Trustees vacancies on the Board; (2) reviewing workload and capabilities of Independent Board members and recommending changes to size or composition of the Board, as necessary; (3) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (4) considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and “best practices” in corporate governance; (5) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (6) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Trustees; (7) overseeing the Board’s annual self evaluation process; and (8) developing (with assistance from management) an annual meeting calendar for the Board and its committees.

In evaluating potential candidates to fill Independent Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors, but it has not at this time set any specific minimum qualifications that must be met. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews its own nominees. A shareholder nominee for Trustee should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include, at a minimum, the following information as to each individual proposed for nominations as Trustee: such individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Trustees, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Trustees, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later

14

of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Fund with the SEC.

The Nominating and Governance Committee currently consists of four (4) Independent Trustees: Mses. Baldwin and Chadwick, and Messrs. Kenny and Vincent. Ms. Baldwin serves as Chairperson of the Nominating and Governance Committee.

Investment Review Committee. The Board has established an Investment Review Committee to, among others things, monitor the investment performance of the Fund and make recommendations to the Board with respect to the Fund.

The Investment Review Committee currently consists of four (4) Independent Trustees and one (1) Trustee who is an “interested person” as defined by the 1940 Act of the Fund: Messrs. Boyer, Kenny, Mathews and Vincent, and Ms. Baldwin. Mr. Boyer serves as Chairperson of the Investment Review Committee.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements and, at the discretion of the Board, other agreements or plans involving the ING Funds. The responsibilities of the Contracts Committee include, among other things: (1) identifying the scope and format of information to be provided by service providers in connection with contract renewals; (2) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Trustees; (3) evaluating regulatory and other developments that might have an impact on applicable review and renewal processes; (4) reporting to the Trustees its recommendations and decisions regarding the foregoing matters; (5) assisting in the preparation of a written record of the factors considered by Trustees relating to the approval and renewal of advisory and sub-advisory agreements; and (6) recommending to the Trustees specific steps to be taken by them regarding the renewal process, including, for example, proposed schedules of meetings by the Trustees. The Contracts Committee is responsible for making substantive recommendations whether to approve, renew, reject or modify agreements or plans. The Contracts Committee operates pursuant to a Charter approved by the Board. The Contracts Committee currently consists of five (5) Independent Trustees: Mses. Pressler and Chadwick, and Messrs. Boyer, Drotch, and Vincent. Ms. Pressler serves as Chairperson of the Contracts Committee.

As the Fund is a closed-end investment company with no prior investment operations as of the date of this SAI, no meetings of the above committees have been held in the current fiscal year.

TRUSTEE OWNERSHIP OF SECURITIES

SHARE OWNERSHIP POLICY

In order to further align the interests of the Independent Trustees with shareholders, it is the policy of the Board that the Independent Trustees own shares of one or more funds managed by ING entities at all times (“Policy”). For this purpose, beneficial ownership of fund shares includes ownership of a variable annuity contract or a variable life insurance policy whose proceeds are invested in the funds.

Under this Policy, the initial value of investments in one or more mutual funds in the ING Family Funds Complex that are beneficially owned by a Trustee must equal at least $100,000. Existing Trustees shall have a reasonable amount of time, not to exceed three years, from the date upon which the minimum ownership was set at $100,000 in order to satisfy the foregoing requirements. A new Trustee must satisfy the foregoing requirements within a reasonable amount of time, not to exceed three years, of becoming a Trustee. A decline in the value of any fund investments will not cause a Trustee to have to make any additional investments under this Policy.

Investment in mutual funds of the ING Funds Complex by the Trustees pursuant to this Policy are subject to the market timing policies applied by the mutual funds of the ING Funds Complex to other similar investors and any provisions of the ING Funds’ Code of Ethics that otherwise applies to the Trustees.

The following table describes each Trustee’s ownership of equity securities of the Fund and the aggregate holdings of shares of equity securities of all funds overseen by the Trustee for the calendar year ended December 31, 2009:

15

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Colleen D. Baldwin	N/A	$10,001-$50,000 $50,001-$100,000(2)
John V. Boyer	N/A	Over $100,000
Patricia W. Chadwick	N/A	Over $100,000
Peter S. Drotch	N/A	$50,001-$100,000
J. Michael Earley	N/A	Over $100,000 $50,001-$100,000(2)
Patrick W. Kenny	N/A	Over $100,000
Sheryl K. Pressler	N/A	Over $100,000
Roger B. Vincent	N/A	Over $100,000 $50,001-$100,000(2)

(1)                    The Fund had not commenced operations as of December 31, 2009. The Trustees do not own shares in the Trust as the Trust has no operating history.

(2)                    Held in a deferred compensation and/or a 401(k) account.

TRUSTEES WHO ARE “INTERESTED PERSONS”

Name of Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Robert W. Crispin	N/A	None
Shawn P. Mathews	N/A	$10,001-$50,000 Over $100,000(2)

(1)                    The Fund had not commenced operations as of December 31, 2009. The Trustees do not own shares in the Trust as the Trust has no operating history.

(2)                    Held in a deferred compensation and/or a 401(k) account.

INDEPENDENT TRUSTEE OWNERSHIP OF SECURITIES

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Funds’ Adviser, Sub-Adviser or principal underwriter, and the ownership of securities in an entity directly or indirectly controlling, controlled by or under common control with the investment adviser or principal underwriter of the ING Funds (not including registered investment companies) as of December 31, 2009.

Name of Trustee	Name of Owners and Relationship to Trustee	Company	Title of Class	Value of Securities	Percentage of Class
Colleen D. Baldwin	N/A	N/A	N/A	N/A	N/A
John V. Boyer	N/A	N/A	N/A	N/A	N/A
Patricia W. Chadwick	N/A	N/A	N/A	N/A	N/A
Peter S. Drotch	N/A	N/A	N/A	N/A	N/A
J. Michael Earley	N/A	N/A	N/A	N/A	N/A
Patrick W. Kenny	N/A	N/A	N/A	N/A	N/A
Sheryl K. Pressler	N/A	N/A	N/A	N/A	N/A
Roger B. Vincent	N/A	N/A	N/A	N/A	N/A

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COMPENSATION OF TRUSTEES

Each Trustee is reimbursed for expenses incurred in connection with each meeting of the Board or any Committee attended.  Each Independent Trustee is compensated for his or her services on a quarterly basis according to a fee schedule adopted by the Board.  The current fee schedule consists of an annual retainer, compensation for committee chairs, and additional compensation for attendance at regularly scheduled meetings meetings.  The Board may from time to time designate other meetings as subject to compensation.

Effective January 1, 2010, each Portfolio pays each Trustee who is not an interested person of a Portfolio a pro rata share, as described below, of:  (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $80,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $25,000, $30,000, $65,000, $25,000, $30,000 and $25,000, respectively; (iv) $8,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, two (2) 15(c) Contract Review meetings, and any other meetings as designated by the Board) and (v) out-of-pocket expenses.  The pro rata share paid by each Portfolio is based on each Portfolio’s average net assets as a percentage of the average net assets of all the Portfolios managed by the adviser or its affiliate, ING Investments for which the Trustees serve in common as Trustees.

Prior to January 1, 2010, the Fund paid each Trustee who was not an interested person a pro rata share, as described below, of: (i) an annual retainer of $200,000; (ii) Mr. Vincent, as Chairperson of the Board, receives an additional annual retainer of $75,000; (iii) Mses. Baldwin, Chadwick and Pressler and Messrs. Earley, Boyer and Kenny, as Chairpersons of Committees of the Board, each receives an additional annual retainer of $15,000, $40,000, $60,000, $30,000, $40,000 and $30,000, respectively; and (iv) out-of-pocket expenses.

COMPENSATION TABLE

Name of Trustee	Aggregate Compensation from Fund(1)	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement(2)	Total Compensation from Fund and Fund Complex Paid to Trustees(3)
Colleen D. Baldwin, Trustee	$5.74	N/A	N/A	$208,791

John V. Boyer, Trustee	$6.63	N/A	N/A	$240,852

Patricia W. Chadwick, Trustee	$6.60	N/A	N/A	$240,000

Robert W. Crispin, Trustee(4)	$—	N/A	N/A	—

Peter S. Drotch, Trustee	$5.50	N/A	N/A	$200,000

J. Michael Earley, Trustee	$6.33	N/A	N/A	$230,000

Patrick W. Kenny, Trustee	$6.33	N/A	N/A	$230,000

Shaun P. Mathews, Trustee(4)	—	N/A	N/A	—

Sheryl K. Pressler, Trustee	$7.15	N/A	N/A	$260,000

Roger Vincent, Trustee	$7.57	N/A	N/A	$275,000

(1)                    The Fund had not commenced operations as of the date of this SAI and therefore, did not pay any compensation to any Trustees during the fiscal year ending February 28, 2009. The compensation presented in the table is estimated for the fiscal year ending February 28, 2010.

(2)                    The Fund has adopted a retirement policy under which a Trustee who has served as an Independent Trustee for five years or more will be paid by the ING Funds at the time of his or her retirement an amount equal to twice the compensation normally paid to the Independent Trustee for one year of service.  A Trustee may elect to receive payment of his or her retirement benefit in a lump sum in three substantially equal payments.  If no such election is made, the retirement benefit will be paid in one lump sum.

(3)                    Represents compensation from 159 funds (total in complex as of February 28, 2009).

(4)                    “Interested person,” as defined in the 1940 Act, of the Fund because of the affiliation with ING Groep, N.V. the parent corporation of the Adviser, the Sub-Adviser and the Administrator. Officers and Trustees who are interested persons do not receive any compensation from the ING Funds.

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CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

Prior to the public offering of Common Shares, ING Investments, LLC (“ING Investments”) purchased Common Shares from the Fund in an amount sufficient to satisfy the net worth requirements of Section 14(a) of the 1940 Act. ING Investments owns 100% of the outstanding Common Shares. ING Investments may be deemed to control the Fund until such time as it owns less than 25% of the outstanding Common Shares, which is expected to occur as of the completion of the Offering. The principal business address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

INVESTMENT ADVISORY AND OTHER SERVICES

ING Investments is registered as an investment adviser with the SEC and serves as an investment adviser to registered investment companies (or series thereof), as well as structured finance vehicles. ING Investments, subject to the authority of the Trustees of the Fund, has the overall responsibility for the management of the Fund’s portfolio, subject to delegation of certain responsibilities to the Sub-Adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep. N.V. (NYSE: ING) (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services to over 75 million private, corporate and institutional clients in more than 50 countries. With a diverse workforce of about 125,000 people, ING Groep comprises a broad spectrum of prominent companies that increasingly serve their clients under the ING brand.

ING Investments serves as the investment adviser pursuant to an investment management agreement between ING Investments and the Fund (“Investment Management Agreement”). The Investment Management Agreement requires ING Investments to oversee the provision of all investment advisory and portfolio management services of the Fund, including supervision of the Sub-Adviser. Pursuant to a sub-advisory agreement, ING Investments has delegated certain management responsibilities to ING IM (“Sub-Advisory Agreement”).

The Investment Management Agreement requires ING Investments to provide, subject to the supervision of the Board, investment advice and investment services to the Fund and to furnish advice and recommendations with respect to investment of the Fund’s assets and the purchase or sale of its portfolio securities. ING Investments also provides investment research and analysis. The Investment Management Agreement provides that ING Investments is not subject to liability to the Fund for any act or omission in the course of, or connected with, rendering services under the Agreement, except by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Investment Management Agreement.

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ING Investments pays all of its expenses arising from the performance of its obligations under the Investment Management Agreement, including all fees payable to the Sub-Adviser, and executive salaries and expenses of the Trustees and officers of the Fund who are employees of ING Investments or its affiliates. The Sub-Adviser pays all of its expenses arising from the performance of its obligations under the Sub-Advisory Agreement.

Pursuant to the Sub-Advisory Agreement between ING Investments and ING IM, ING IM serves as the sub-adviser to the Fund. In this capacity, ING IM, subject to the supervision and control of ING Investments and the Trustees of the Fund on behalf of the Fund, provides investment advice for the Fund’s investments in accordance with the Fund’s investment objective and strategies and the Fund’s options strategy and executes any of the Fund’s investment policies that it deems appropriate to utilize from time to time.

After an initial term of two years, both the Investment Management Agreement and the Sub-Advisory Agreement continue in effect from year to year so long as such continuance is specifically approved at least annually by (a) the Board or (b) the vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding shares voting as a single class; provided that in either event the continuance is also approved by at least a majority of the Board who are not “interested persons” (as defined in the 1940 Act) by vote cast in person at a meeting called for the purpose of voting on such approval.

The Investment Management Agreement and the Sub-Advisory Agreement may each be terminated without penalty upon notice given by the Board or by a vote of the holders of a majority of the Fund’s outstanding shares voting as a single class, or upon notice given by ING Investments. The Investment Management Agreement and the Sub-Advisory Agreement each provide for automatic termination in the event of their “assignment” (as defined in the 1940 Act). ING Investments remains responsible for providing general management services to the Fund including overall supervisory responsibility for the general management and investment of the Fund’s assets and, subject to the review and approval of the Board, will among other things: (i) set the Fund’s overall investment strategies; (ii) evaluate, select and recommend sub-advisers to manage all or part of the Fund’s assets; (iii) when appropriate, allocate and reallocate the Fund’s assets among multiple sub-advisers; (iv) monitor and evaluate the investment performance of sub-advisers; and (v) implement procedures reasonably designed to ensure that the Sub-Adviser complies with the Fund’s investment objectives, strategies and restrictions.

INVESTMENT ADVISORY FEES

ING Investments bears the expense of providing its services to the Fund, and it also pays the fees of the Sub-Adviser. For its services, the Fund pays ING Investments an annual fee, payable monthly in arrears, in an amount equal to 1.00% of the Fund’s average daily managed assets. Managed assets include assets acquired through the Fund’s use of leverage, if any.

As compensation for its services to the Fund, ING Investments pays the Sub-Adviser a monthly fee in arrears equal to 0.825% of the Fund’s average daily managed assets managed during the month:

OTHER ACCOUNTS MANAGED

The following table shows the number of accounts and total assets in the accounts managed by the portfolio managers of the Sub-Adviser as of December 31, 2009.

	Registered Investment Companies		Other Pooled Investment Vehicles and Alternative			Other Accts
Portfolio Manager	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)		Number of Accounts	Total Assets (in billions)
Christopher Corapi	2	$2,975,050,719	3	$153,917,958		15	$232,678,203
Uri Landesman	4	$849,562,655	2	$106,769,441	(1)	53	$1,956,826,656
Brian Madonick	0	0	0	0		0	0
Joseph Vultaggio	2	$1,249,651,124	0			0	0
Paul Zemsky	34	$16,101,308,654	13	$310,676,903	(2)	0	0
David Powers	4	$1,445,447,189	1	$35,478,398		0	0
Brian Madonick	0	0	0	0		0	0

(1)    1 of these accounts with total assets of $394,040,969 has an advisory fee that is also based on the performance of the account.

(2)    2 of these accounts with total assets of $760,777,991 have an advisory fee that is also based on the performance of the accounts.

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POTENTIAL CONFLICTS OF INTEREST

A portfolio manager may be subject to potential conflicts of interest because the portfolio manager is responsible for other accounts in addition to the Fund. These other accounts may include, among others, other mutual funds, separately managed advisory accounts, commingled trust accounts, insurance, wrap fee programs and hedge funds. Potential conflicts may arise out of the implementation of differing investment strategies for the portfolio manager’s various accounts, the allocation of investment opportunities among those accounts or differences in the advisory fees paid by the portfolio manager’s accounts.

A potential conflict of interest may arise as a result of the portfolio manager’s responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio manager’s accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment.

A portfolio manager may also manage accounts whose objectives and policies differ from those of the Fund. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, if an account were to sell a significant position in a security, which could cause the market price of that security to decrease, while the Fund maintained its position in that security.

A potential conflict may arise when a portfolio manager is responsible for accounts that have different advisory fees — the difference in the fees may create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to particularly appealing investment opportunities. This conflict may be heightened where an account is subject to a performance-based fee.

As part of its compliance program, ING IM has adopted policies and procedures reasonably designed to address the potential conflicts of interest described above.

COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS

Compensation for ING IM generally consists of a (a) fixed base salary; and (b) bonus which is based on ING IM’s calendar year performance, consisting of one-year pre-tax performance of the accounts for which the portfolio managers are primarily and jointly responsible compared to account benchmarks and relevant peer groups (see below), and revenue growth of the accounts for which they are responsible for; and (c) long-term equity awards tied to the performance of ING Investments’ and ING IM’s parent company, ING Groep.

Portfolio managers are eligible to participate in an annual incentive plan. The overall design of ING IM’s annual incentive plan was developed to closely tie compensation to performance, structured in such a way as to drive performance and promote retention of top talent.  Investment performance is measured on both index and Adviser relative performance in all areas.  The relevant indexes for the portfolio managers of the Fund are generally the S&P 500 Index or MSCI AC (All Countries) ex USA IndexSM for the domestic and international equity investment team members and a blended benchmark of the S&P 500 and Barclays Capital bond indexes and/or Libor for the Multi-Asset team members and, where applicable, peer groups including, but not limited to, Russell, Morningstar and Lipper and set performance goals to appropriately reflect requirements for the relevant strategies managed by the teams.

Investment professionals’ performance measures for bonus determinations are weighted by 25% being attributable to the overall ING IM performance and 75% attributable to their specific team results (60% investment performance and 15% net cash flow).

The portfolio managers participate in ING’s Pension, Retirement and Options plans, which do not discriminate in favor of portfolio managers or group of employees that include portfolio managers and are available generally to all salaried employees.

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PORTFOLIO MANAGER OWNERSHIP OF SECURITIES

 The following table shows the dollar range of shares of the Fund owned by the portfolio manager as of December 31, 2009, including investments by his immediate family members and amounts invested through retirement and deferred compensation plans.

Portfolio Manager	Dollar Range of Fund Shares Owned
Christopher Corapi	None
Uri Landesman	None
Brian Madonick	None
Joseph Vultaggio	None
Paul Zemsky	None
David Powers	None

EXPENSE LIMITATION AGREEMENT

ING Investments has entered into an expense limitation agreement with the Fund pursuant to which ING Investments has agreed to waive or limit its fees. In connection with this agreement and certain U.S. tax requirements, ING Investments will assume other expenses so that the total annual ordinary operating expenses of the Fund (which excludes interest, taxes, brokerage commissions, other investment-related costs, leverage expenses, extraordinary expenses such as litigation, other expenses not incurred in the ordinary course of the Fund’s business), and expenses of any counsel or other persons or services retained by the Fund’s Trustees who are not “interested persons” (as defined in the 1940 Act) of ING Investments or the Sub-Adviser do not exceed 1.25% of the Fund’s average net assets.

The Fund may at a later date reimburse ING Investments for management fees waived and other expenses assumed by ING Investments during the previous thirty-six (36) months, but only if, after such reimbursement, the Fund’s expense ratio does not exceed 1.25%. ING Investments will only be reimbursed for fees waived or expenses assumed after the effective date of the expense limitation agreement.

PROXY VOTING PROCEDURES

The Board has adopted proxy voting procedures and guidelines to govern the voting of proxies relating to the Fund’s portfolio securities. The procedures and guidelines delegate to ING Investments the authority to vote proxies relating to portfolio securities, and provide a method for responding to potential conflicts of interest. In delegating voting authority to ING Investments, the Board has also approved ING Investments’ proxy voting procedures, which require ING Investments to vote proxies in accordance with the Fund’s proxy voting procedures and guidelines. An independent proxy voting service has been retained to assist in the voting of Fund proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. In addition, the Board established the Compliance Committee to oversee the implementation of the Fund’s proxy voting procedures. A copy of the proxy voting procedures and guidelines of the Fund, including procedures of ING Investments, is attached hereto as Appendix A. No later than August 31st of each year, information regarding how the Fund voted proxies relating to portfolio securities for the one-year period ending June 30th is available through the ING Funds’ website (www.ingfunds.com) or by accessing the SEC’s EDGAR database, available on the SEC’s website at (www.sec.gov).

ADMINISTRATION

ING Funds Services, LLC (“ING Funds Services” or the “Administrator”) serves as administrator for the Fund, pursuant to an Administrative Services Agreement. Subject to the supervision of the Board, the Administrator provides the overall business management and administrative services necessary to properly conduct the Fund’s business, except for those services performed by ING Investments under the Investment Management Agreement, the custodian for the Fund under the Custodian Agreement, the transfer agent for the Fund under the Transfer Agency Agreement and such other service providers as may be retained by the Fund from time to time. The Administrator acts as a liaison among these service providers to the Fund. The Administrator is also responsible for monitoring the Fund’s compliance with applicable legal requirements and with the investment policies and restrictions of the Fund, and provides office space for the Fund. ING Funds Services also serves as Shareholder Services Representative for the Fund. The Shareholder Services Representative is responsible for responding to written and telephonic inquiries from shareholders. The Administrator is an affiliate of the Adviser and the Sub-Adviser. ING Funds Services receives an annual administration fee equal to 0.10% of the Fund’s average daily managed assets.

The Administration Agreement may be cancelled by the Fund, without payment of any penalty, by a vote of a majority of the Trustees upon sixty (60) days’ written notice to the Administrator, or by the Administrator at any time, without the payment of any penalty upon sixty (60) days’ written notice to the Fund.

OTHER EXPENSES

Other expenses borne by the Fund include, without limitation, investment advisory fees; brokerage commissions; interest; legal fees and expenses of attorneys; fees of independent auditors, transfer agents and dividend disbursing agents, accounting agents and custodians; the expense of obtaining quotations for calculating the Fund’s NAV; taxes, if any, and the preparation of the Fund’s tax returns; cost of stock certificates and any other expenses (including clerical expenses) of issue, sale or repurchase of shares; fees and expenses of registering and maintaining the registration of shares of the Fund

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under federal and state laws and regulations; expenses of printing and distributing reports, notices and proxy materials to existing shareholders; expenses of printing and filing reports and other documents filed with governmental agencies; expenses of annual and special shareholder meetings; expenses of printing and distributing prospectuses and statements of additional information to existing shareholders; fees and expenses of Trustees of the Fund who are not employees of ING Investments or the Sub-Adviser, or their affiliates, and the fees and expenses of counsel, accountants, or consultants engaged by such Trustees; membership dues in trade associations; insurance premiums; and extraordinary expenses such as litigation expenses.

CODE OF ETHICS

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, as amended, the Fund and ING Investments have each adopted a Code of Ethics governing personal trading activities of all Trustees, officers of the Fund and persons who, in connection with their regular functions, play a role in the recommendation of any purchase or sale of a security by the Fund or obtain information pertaining to such purchase or sale. The Code of Ethics is intended to prohibit fraud against the Fund that may arise from personal trading. Personal trading is permitted by such persons subject to certain restrictions; however, such persons are generally required to pre-clear many security transactions with the Fund’s Compliance Department and to report all transactions on a regular basis. The Sub-Adviser has adopted its own Code of Ethics to govern the personal trading activities of its personnel.

The Codes of Ethics may be viewed and copies at the SEC’s Public Reference Room in Washington, D.C. Information relating to the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Such materials are also available in the EDGAR Database on the SEC’s internet website at (http://www.sec.gov). You may obtain copies of this information, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Office of Consumer Affairs and Information, U.S. Securities and Exchange Commission, Washington, D.C. 20549.

PORTFOLIO TRANSACTIONS

As of the date of this SAI, the Fund had not commenced operations and therefore has not engaged in any portfolio transactions or paid any brokerage commissions.

The Investment Management Agreement and the Sub-Advisory Agreement authorizes ING Investments and ING IM, respectively, to select the brokers or dealers that will execute the purchase and sale of investment securities for the Fund. In all purchases and sales of securities for the portfolio of the Fund, the primary consideration is to obtain the most favorable price and execution available. Pursuant to the Investment Management Agreement or the Sub-Advisory Agreement, as applicable, ING Investments or ING IM determines, subject to the instructions of and review by the Board, which securities are to be purchased and sold by the Fund and which brokers are to be eligible to execute portfolio transactions of the Fund. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker,” unless in the opinion of the Adviser or the Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

In placing portfolio transactions, ING Investments and ING IM are required to use their best efforts to choose a broker capable of providing the brokerage services necessary to obtain the most favorable price and execution available. The full range and quality of brokerage services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. The Adviser or Sub-Adviser may select broker-dealers (subject to obtaining best execution of each transaction) that participate in commission recapture programs that have been established for the benefit of the Fund. Under these programs, the participating broker-dealers will return to the Fund a portion of the brokerage commissions (in the form of a credit to the Fund) paid to the broker-dealers to pay certain expenses of the Fund. These commission recapture payments benefit the Fund, and the Adviser or Sub-Adviser.

In selecting a broker-dealer, ING Investments or ING IM will seek to obtain the most favorable commission rate available from brokers that are believed to be capable of providing efficient execution and handling of the orders. The Adviser or the Sub-Adviser may also take into account the quality of research and related services that can be provided by a broker-dealer, provided that the Adviser or Sub-Adviser makes a good faith determination that the commission paid by the Fund to the broker-dealer is reasonable in light of the research and other products or services the broker-dealer provides. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), ING Investments or ING IM may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to ING Investments or ING IM commissions for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction.

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For many years, it has been a common practice for investment managers to receive research services from broker-dealers that execute portfolio transaction for the clients of the managers. This research can assist an investment manager in rendering services to its clients. These services may include, but are not limited to, general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities, financial data on a company or companies, performance measuring services, stock price quotation services, computerized historical financial databases, credit rating services, brokerage analysts earning estimates, computerized links to current market data, software dedicated to research and portfolio modeling. Consistent with this practice, the Adviser or Sub-Adviser may receive research services from broker-dealers with which the Adviser or Sub-Adviser places the Fund’s securities transactions. Some of the research services received may be of indeterminable value. In some cases, the research services may also be purchased for cash, and the Adviser or Sub-Adviser does not bear the expense of these services if provided by a broker-dealer that executes trades for the Fund, and the advisory fee paid to the Adviser or sub-advisory fee paid to the Sub-Adviser is not reduced because of the receipt of research services received in this fashion. Some of the services may be of value to the Adviser or the Sub-Adviser in advising the Fund and other clients, although not all of the research services received by the Adviser or Sub-Adviser will necessarily be useful and of value in managing the particular Fund. The availability of research services from a broker-dealer may influence the selection of a broker-dealer by the Adviser or Sub-Adviser for the execution of securities transactions for the Fund. In negotiating commissions with a broker, the Fund may therefore pay a higher commission than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission has been determined in good faith by the Adviser or Sub-Adviser to be reasonable in relation to the value of the brokerage and research services provided by such broker-dealer.

Portfolio transactions may be executed by brokers affiliated with ING Groep or the Adviser or Sub-Adviser, so long as the commission paid to the affiliated broker is reasonable and fair compared to the commission that would be charged by an unaffiliated broker in a comparable transaction. The placement of portfolio brokerage with broker-dealers who have sold shares of the Fund is subject to rules adopted by the Financial Industry Regulatory Authority.

Purchases of securities for the Fund also may be made directly from issuers or from underwriters. Purchase and sale transactions may be effected through dealers which specialize in the types of securities which the Fund may hold. Dealers and underwriters usually act as principals for their own account. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter which has provided research or other services as mentioned above.

Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser or Sub-Adviser. If the purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other clients serviced by ING Investments or ING IM is considered at or about the same time, transactions in such securities will be allocated among the Fund and ING Investments’ or ING IM’s other clients in a manner deemed fair and reasonable by the Adviser or Sub-Adviser, as applicable. ING Investments has adopted policies and procedures designed to allocate trades to all participating client accounts in a fair and equitable manner. Trades will generally be allocated pro rata among the participating client accounts based on the size of each account’s original order. ING Investments may allocate on a basis other than pro rata if, under the circumstances, such other method of allocation is reasonable and does not result in improper or undisclosed advantage or disadvantage to other managed accounts. The various allocation methods used by ING Investments or ING IM and the results of such allocations, are subject to periodic review by the Board. To the extent the Fund and other clients seek to acquire the same security at the same time, the Fund and/or one or more of the other clients may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price for such security. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned.

Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund may also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.

In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results, while taking into account the dealer’s general execution and operational facilities, the type of transaction involved and other factors, such as the dealer’s risk in positioning the securities involved. While ING Investments and ING IM generally seek reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.

The Board has adopted a policy allowing trades to be made between affiliated registered investment companies or series thereof provided they meet the terms of Rule 17a-7 under the 1940 Act.

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DETERMINATION OF NET ASSET VALUE

As noted in the Prospectus, the NAV of the Fund’s shares will be determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern time) during each day on which the NYSE is open for trading. The NYSE is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Shares of the Fund will not be priced on these days.

Portfolio securities listed or traded on a national securities exchange will be valued at the last reported sale price on the valuation day. Securities traded on an exchange for which there has been no sale that day and other securities traded in the over-the-counter market will be valued at the mean between the last reported bid and asked prices on the valuation day. Portfolio securities reported by NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation day. In cases in which securities are traded on more than one exchange, the securities are valued on the exchange that is normally the primary market. Short-term obligations maturing in 60 days or less will generally be valued at amortized cost. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. The long-term debt obligations held in the Fund’s portfolio will be valued at the mean between the most recent bid and asked prices as obtained from one or more dealers that make markets in the securities when over-the counter market quotations are readily available.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that the Fund calculates its NAV may also be valued at their fair values as determined in good faith by or under the supervision of the Fund’s Board, in accordance with methods that are specifically authorized by the Board. The valuation procedures applied in any specific instance are likely to vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Fund related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities.

The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time the Fund determines its NAV or if the foreign exchange closes prior to the time the Fund determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the NYSE is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of securities held by the Fund in foreign securities markets. Further, the value of the Fund’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of the Fund. In calculating the Fund’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents.

If an event occurs after the time at which the market for foreign securities held by the Fund closes but before the time that the Fund’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time the Fund determines its NAV. In such a case, the Fund will use the fair value of such securities as determined under the Fund’s valuation procedures. Events after the close of trading on a foreign market that could require the Fund to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time the Fund calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of the securities, nor that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that the Fund could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, the Fund is not obligated to use the fair valuations recommended by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes the Fund to determine that the closing prices for one or more

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securities do not represent readily available reliable market value quotations at the time the Fund determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in the Fund’s NAV.

Quotations of foreign securities denominated in foreign currencies are converted to U.S. dollar equivalents each day NAV is calculated using the foreign exchange quotation in effect at 4:00 p.m. Eastern time.

Options that are traded OTC will be valued using one of three methods: (1) dealer quotes, (2) industry models with objective inputs, or (3) by using a benchmark arrived at by comparing prior-day dealer quotes with the corresponding change in the underlying security or index. Exchange traded options will be valued using the last reported sale. If no last sale is reported, exchange traded options will be valued using an industry accepted model such as “Black Scholes.” Options on currencies purchased by the Fund are valued at their last bid price in the case of listed options or at the average of the last bid prices obtained from dealers in the case of over-the-counter options.

The fair value of other assets is added to the value of all securities positions to arrive at the value of the Fund’s total assets. The Fund’s liabilities, including accruals for expenses, are deducted from its total assets. Once the total value of the Fund’s net assets is so determined, that value is then divided by the total number of shares outstanding (excluding treasury shares), and the result, rounded to the nearest cent, is the NAV per share.

DIVIDEND REINVESTMENT PLAN

As noted in the Prospectus, shareholders have the privilege of reinvesting both income dividends and capital gains distributions, if any, in additional Common Shares of the Fund at the then current NAV. The Fund’s management believes that most investors desire to take advantage of this privilege. It has therefore made arrangements with the Transfer Agent to have all income dividends and capital gains distributions that are declared by the Fund automatically reinvested for the account of each shareholder, unless the shareholder has elected otherwise.

A shareholder may elect at any time by writing to the Fund or the Transfer Agent to have subsequent dividends and/or distributions paid in cash. In the absence of such an election, each purchase of shares of the Fund is made upon the condition and understanding that the Transfer Agent is automatically appointed the shareholder’s agent to receive his dividends and distributions upon all shares registered in his name and to reinvest them in full and fractional Common Shares at the lesser of NAV (but not less than 95% of the market price) or the market price in effect at the close of business on the reinvestment date. A shareholder may still at any time after a purchase of Fund shares request that dividends and/or capital gains distributions be paid in cash.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end management investment company and, as such, its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund’s Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the Board may consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares or the conversion of the Fund to an open-end investment company. The Board may decide not to take any of these actions. In addition, there can be no assurance that share repurchases or tender offers, if undertaken, will reduce any market discount.

Notwithstanding the foregoing, at any time when Preferred Shares of the Fund are outstanding, the Fund may not purchase, redeem or otherwise acquire any of its Common Shares unless (1) all accumulated Preferred Share dividends due have been paid and (2) after giving effect to such purchase, redemption or acquisition, the total value of the Fund’s portfolio (less liabilities not constituting senior securities) is at least 200% of the liquidation value of the outstanding Preferred Shares (expected to equal the original purchase price per share plus any accumulated and unpaid dividends thereon) plus any outstanding borrowings. Any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering shareholders.

Subject to its investment restrictions, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will reduce the Fund’s net income. Any share repurchase, tender offer or

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borrowing that might be approved by the Board would have to comply with the 1934 Act, the 1940 Act and the rules and regulations thereunder.

Although the decision to take action in response to a discount from NAV will be made by the Board at the time it considers such issue, it is the Board’s present policy, which may be changed by the Board, not to authorize repurchases of Common Shares or a tender offer for such shares if: (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the NYSE, or (b) impair the Fund’s status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund’s income to be taxed at the corporate level in addition to the taxation of shareholders who receive dividends from the Fund) or as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund’s investment objectives and policies in order to repurchase shares; or (3) there is, in the Board’s judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the NYSE, (c) declaration of a banking moratorium by federal or state authorities or any suspension of payment by U.S. or New York banks, (d) material limitation affecting the Fund or the issuers of its portfolio securities by federal or state authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the U.S., or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The Board may in the future modify these conditions in light of experience.

The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tender offers at or below NAV will result in the Fund’s shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund’s shares may be the subject of repurchase or tender offers from time to time, or that the Fund may be converted to an open-end investment company, may reduce any spread between market price and NAV that might otherwise exist.

In addition, a purchase by the Fund of its Common Shares will decrease the Fund’s managed assets which would likely have the effect of increasing the Fund’s expense ratio. Any purchase by the Fund of its Common Shares at a time when Preferred Shares are outstanding will increase the leverage applicable to the outstanding Common Shares then remaining.

If the Common Shares of the Fund trade below NAV, the Board would likely consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund’s portfolio, the impact of any action that might be taken on the Fund or its shareholders and market considerations, before deciding whether to take any action. Based on these considerations, even if the Fund’s shares should trade at a discount, the Board may determine that, in the interest of the Fund and its shareholders, no action should be taken.

TAX CONSIDERATIONS

The following discussion summarizes certain U.S. federal tax considerations generally affecting the Fund and its shareholders. This discussion does not provide a detailed explanation of all tax consequences, and shareholders are advised to consult their own tax advisers with respect to the particular federal, state, local and foreign tax consequences to them of an investment in the Fund. This discussion does not represent a detailed description of the U.S. federal income tax consequences applicable to shareholders who are subject to special treatment under the U.S. federal income tax laws (including shareholders who are financial institutions, insurance companies, investors in pass-through entities, U.S. shareholders whose “functional currency” is not the United States dollar, tax-exempt organizations, dealers in securities or currencies, traders in securities or commodities that elect mark to market treatment, or persons that will hold Common Shares as a position in a “straddle,” “hedge” or as part of a “constructive sale” for U.S. federal income tax purposes). This discussion is based on the Code, Treasury Regulations issued thereunder and judicial and administrative authorities as in effect on the date of this SAI, all of which are subject to change, which change may be retroactive. Unless otherwise noted, the following tax discussion assumes that a shareholder holds the Common Shares as a “capital asset.”

TAXATION OF THE FUND

The Fund intends to elect to be treated and to qualify each year as a regulated investment company (“RIC”) under the Code. Accordingly, the Fund intends to satisfy certain requirements relating to sources of its income and diversification of its assets and to distribute substantially all of its net income and net short-term and long-term capital gains (after reduction by any available capital loss carry-forwards) in accordance with the timing requirements imposed by the Code, so as to maintain its RIC status and to avoid paying any U.S. federal income or excise tax. To the extent it qualifies for treatment as a RIC and satisfies the above-mentioned distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

Specifically to qualify for the favorable U.S. federal income tax treatment generally accorded to RICs, the Fund must, among other things:

(i)                     derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income (including but not limited to gains from options, futures and forward contracts) derived with respect

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to its business of investing in such stock, securities or currencies, and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”);

(ii)                  diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund’s assets is represented by cash and cash items (including receivables), U.S. government securities, securities of other RICs, and investments in other securities which, with respect to any one issuer, do not represent more than 5% of the value of the Fund’s total assets nor more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of (I) any one issuer, (II) any two or more issuers which the Fund controls and are engaged in the same, similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships; and

(iii)               distribute each taxable year an amount equal to or greater than 90% of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) for such year.

The Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and net capital gain (the excess of net long-term capital gain over net short-term capital loss). Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years and on which the Fund paid no U.S. federal income tax. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement, but reserves the right to distribute less than the full amount and thus pay any resulting excise tax or corporate income tax.

If the Fund does not qualify as a RIC for any taxable year, the Fund’s taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net capital gain (if any), will be taxable to the shareholder as ordinary income. Such distributions generally would be eligible (i) to be treated as qualified dividend income in the case of individual and other noncorporate shareholders; and (ii) for the dividends received deduction in the case of corporate shareholders. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

TAXATION OF SHAREHOLDERS

Dividends out of the Fund’s “investment company taxable income” (which includes dividends the Fund receives, interest income, and net short-term capital gain) will generally be taxable as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional Common Shares, except as described below with respect to “qualified dividend income.” Distributions of net capital gain, if any, that are properly designated as capital gain dividends are taxable to you as long-term capital gains, regardless of how long you have held the Common Shares. A distribution of an amount in excess of the Fund’s earnings and profits is treated as a non-taxable return of capital that reduces your tax basis in your Common Shares; any such distributions in excess of your basis are treated as gain from a sale of your shares. The tax treatment of your dividends and distributions will be the same regardless of whether they were paid to you in cash or reinvested in additional Common Shares.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Tax Act”), certain income distributions paid by the Fund (whether paid in cash or reinvested in additional Common Shares) to individual taxpayers may be taxed at rates applicable to net long-term capital gains (15%, or 0% for individuals in the 10% or 15% tax brackets). This tax treatment applies only if certain holding period and other requirements are satisfied by the Common Shareholder with respect to his or her Common Shares and the dividends are attributable to qualified dividend income received by the Fund itself. For this purpose, “qualified dividend income” means dividends received by the Fund from U.S. corporations and “qualified foreign corporations,” provided that the Fund satisfies certain holding period and other requirements in respect of the stock of such corporations. These special rules relating to the taxation of qualified dividend income paid by RICs generally apply to taxable years beginning before January 1, 2011. Thereafter, the Fund’s dividends, other than capital gain dividends, will be fully taxable at ordinary income tax rates unless further Congressional action is taken.

The Fund may also be able to designate a portion of its distributions as being eligible for the corporate dividends received deduction to the extent that the Fund derives dividend income from stock in U.S. corporations, provided that the Fund also satisfies certain holding period and other requirements with respect to such stock. A corporate shareholder of the Fund would also need to satisfy certain holding period and other requirements with respect to Fund shares in order to qualify for any corporate dividends received deduction.

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There can be no assurance as to what portion of the Fund’s distributions will qualify for favorable treatment as long-term capital gains. There can also be no assurance as to what portion of the Fund’s distributions will qualify for either the reduced rates on qualified dividend income or the corporate dividends received deduction. To the extent that the Fund derives net short-term capital gains from its investment activities, distributions of such gains would be taxed as ordinary income. Further, certain of the Fund’s option writing strategies and securities lending activities could reduce the amount of the Fund’s distributions that may qualify for either the reduced rates on qualified dividends or the corporate dividends received deduction.

The benefits of the reduced tax rates applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders.

Common Shareholders receiving dividends or distributions in the form of additional Common Shares pursuant to the Dividend Reinvestment Plan will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to (i) the fair market value of any new shares issued to the Common Shareholder by the Fund, and (ii) if shares are trading below net asset value, the cash allocated to the Common Shareholder for the purchase of shares on its behalf, and such Common Shareholder will have a cost basis in the Common Shares received equal to such foregoing amount. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

Dividends and distributions on the Fund’s shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Certain distributions declared in October, November or December with a record date in such a month and paid in the following January will be taxed to shareholders as if received on December 31 of the year in which they were declared. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the non- deductible 4% federal excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The position of the Internal Revenue Service (“IRS”) in a published revenue ruling indicates that the Fund is required to designate distributions paid with respect to its Common Shares and any preferred shares as consisting of a portion of each type of income distributed by the Fund. The portion of each type of income deemed received by the holders of each class of shares will be equal to the portion of total Fund dividends received by such class. Thus, the Fund will designate dividends paid as capital gain dividends, qualified dividend income and dividends qualifying for the dividends received deduction in a manner that allocates such dividends between the holders of the Common Shares and the holders of any preferred shares in proportion to the total dividends paid to each such class during or with respect to the taxable year, or otherwise as required by applicable law. Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the NAV of those shares.

The Fund may retain for investment part or all of its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained.

If the Fund retains any net capital gain, it may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their share of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

TAX ASPECTS OF SALES OF FUND SHARES

Upon the sale or other disposition of shares of the Fund that a shareholder holds as a capital asset, such shareholder may realize a capital gain or loss, which will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. As discussed above, the Tax Act reduced the maximum tax rate on long-term capital gains for individual investors

28

from 20% to 15%. Without further legislative change, the rate reductions enacted by the Tax Act will lapse, and the previous rates will be reinstated for taxable years beginning on or after January 1, 2011.

Any loss realized on a sale or exchange of Fund shares will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the original shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder (or amount designated as undistributed capital gains) with respect to such shares.

Sales charges paid upon a purchase of shares cannot be taken into account for purposes of determining gain or loss on a sale of the shares before the 91st day after their purchase to the extent a sales charge is reduced or eliminated in a subsequent acquisition of shares of the Fund (or of another fund) pursuant to the reinvestment or exchange privilege. Any disregarded amounts will result in an adjustment to the shareholder’s tax basis in some or all of any other shares acquired.

TAXATION OF FUND INVESTMENTS

Although the Fund will generally not be subject to tax on certain amounts that the Fund distributes, as discussed above, the tax treatment of the Fund’s investments will affect the timing and tax character of the Fund’s distributions.

The Fund’s transactions in futures contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Fund and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. In particular, the Fund expects to write call options with respect to certain securities held by the Fund. Depending on whether such options are exercised or lapse, or whether the securities or options are sold, the existence of these options will affect the amount and timing of the recognition of income and whether the income qualifies as long-term capital gain. The special provisions of the Code also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the close of each taxable year), and (b) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a RIC and the 98% distribution requirement for avoiding excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any futures contract, option or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a RIC.

Further, these provisions may, among other things, (i) convert dividends that would otherwise constitute qualified dividend income into short-term capital gain or ordinary income taxed at the higher rate applicable to ordinary income, (ii) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment, (iii) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (iv) convert long-term capital gain into short-term capital gain or ordinary income, (v) convert an ordinary loss or deduction into a capital loss (the deductibility of which is more limited), (vi) cause the Fund to recognize income or gain without a corresponding receipt of cash and (vii) produce income that will not qualify as good income for purposes of the Fund’s qualification as a RIC.

In most cases, net gains from the Fund’s option strategy are expected to be short-term capital gains that would be taxable as ordinary income when distributed to shareholders.

The taxation of equity options that the Fund expects to write is generally governed by Code Section 1234. Pursuant to Code Section 1234, the premium received by the Fund for selling a call option is not included in income at the time of receipt. If the option expires, the premium is short-term capital gain to the Fund. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security and any resulting gain or loss will be long-term or short-term, depending upon the holding period of the security. Because the Fund does not have control over the exercise of the call options it writes, such exercise or other required sales of the underlying securities may cause the Fund to realize capital gains or losses at inopportune times.

With respect to a put or call option that is purchased by the Fund, if the option is sold, any resulting gain or loss will be a capital gain or loss, and will be short-term or long-term, depending upon the holding period for the option. If the option expires, the resulting loss is a capital loss and is short-term or long-term, depending upon the holding period for the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and, in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

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In the case of Fund transactions in so-called “Section 1256 Contracts,” such as many listed index options and any listed non-equity options, Code Section 1256 generally will require any gain or loss arising from the lapse, closing out or exercise of such positions to be treated as 60% long-term and 40% short-term capital gain or loss regardless of the Fund’s holding period. In addition, the Fund generally will be required to “mark to market” (i.e., treat as sold for fair market value) each such position that it holds at the close of each taxable year. If a Section 1256 Contract held by the Fund at the end of a taxable year is sold in the following year, the amount of any gain or loss realized on such sale will be adjusted to reflect the gain or loss previously taken into account under the “mark to market” rules. Section 1256 Contracts include certain options contracts, certain regulated futures contracts, and certain other financial contracts.

The Code contains special rules that apply to “straddles,” defined generally as the holding of “offsetting positions with respect to personal property.” For example, the straddle rules normally apply when a taxpayer holds stock and an offsetting option with respect to such stock or substantially identical stock or securities. In general, investment positions will be offsetting if there is a substantial diminution in the risk of loss from holding one position by reason of holding one or more other positions. The Fund may write call options on portfolio securities that are “qualified covered calls” that are exempt from the straddle rules. To meet the qualified covered call option exemption, a stock-plus-covered-call position cannot be part of a larger straddle and must meet a number of other conditions, including that the option is written more than 30 days prior to expiration and is not “deep-in-the-money” as defined in the Code. The Fund may enter into certain investments that may constitute positions in a straddle. If two or more positions constitute a straddle, recognition of a realized loss from one position must be deferred to the extent of unrecognized gain in an offsetting position. In addition, long-term capital gain may be recharacterized as short-term capital gain, or short-term capital loss as long-term capital loss. Interest and other carrying charges allocable to personal property that is part of a straddle are not currently deductible but must instead be capitalized. Similarly, “wash sale” rules apply to prevent the recognition of loss by the Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired within a prescribed period. With respect to straddles, certain elections may be available to the Fund that would result in different tax treatment than that described above.

The Fund’s investment in any zero coupon, payment in kind and certain other securities will cause it to realize income prior to the receipt of cash payments with respect to these securities. Such income will be accrued daily by the Fund and, in order to avoid a tax payable by the Fund, the Fund may be required to liquidate securities that it might otherwise have continued to hold in order to generate cash so that the Fund may make required distributions to its shareholders.

Investments in lower rated or unrated securities may present special tax issues for the Fund to the extent that the issuers of these securities default on their obligations pertaining thereto. The Code is not entirely clear regarding the U.S. federal income tax consequences of the Fund’s taking certain positions in connection with ownership of such distressed securities.

Any recognized gain or income attributable to accrued market discount on long-term debt obligations (i.e., obligations with a term of more than one year) purchased by the Fund is taxable as ordinary income, unless the Fund makes an election to accrued market discount on a current basis. A long-term debt obligation is generally treated as acquired at a market discount if purchased after its original issue at a price less than (i) the stated principal amount payable at maturity, in the case of an obligation that does not have original issue discount or (ii) in the case of an obligation that does have original issue discount, the sum of the issue price and any original issue discount that accrued before the obligation was purchased, in each case, subject to a de minimis exclusion.

Dividends and interest received, and gains realized, by the Fund on foreign securities may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions (collectively “foreign taxes”) that would reduce the return on its securities. Tax conventions between certain countries and the U.S., however, may reduce or eliminate foreign taxes, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign issuers, the Fund will be eligible to, and may, file an election with the IRS that will enable its shareholders, in effect, to receive the benefit of the foreign tax credit with respect to any foreign taxes paid by the Fund. Pursuant to the election, the Fund would treat those taxes as dividends paid to its shareholders and each shareholder (1) would be required to include in gross income, and treat as paid by such shareholder, a proportionate share of those taxes, (2) would be required to treat such share of those taxes and of any dividend paid by the Fund that represents income from foreign or U.S. possessions sources as such shareholder’s own income from those sources, and (3) subject to certain limitations, could either deduct the foreign taxes deemed paid in computing taxable income or, alternatively, use the foregoing information in calculating the shareholder’s foreign tax credit against U.S. federal income tax. The Fund will report to its shareholders shortly after each taxable year their respective shares of income from sources within, and taxes paid to, foreign countries and U.S. possessions if it makes this election. An individual who has no more than $300 ($600 for married persons filing jointly) of creditable foreign taxes included on Forms 1099 and all of whose foreign source income is “qualified passive income” may elect each year to be exempt from the complicated foreign tax credit limitation, in which event such individual would be able

30

to claim a foreign tax credit without needing to file the detailed Form 1116 that otherwise is required. Each shareholder should consult with a tax advisor regarding the potential application of foreign tax credits.

The Fund may invest in the stock of “passive foreign investment companies” (“PFICs”). A PFIC is any foreign corporation (with certain exceptions) that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to U.S. federal income tax on a portion of any “excess distribution” received on the stock of a PFIC or of any gain from disposition of that stock (collectively “PFIC income”), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.

If the Fund invests in a PFIC and elects to treat the PFIC as a “qualified electing fund” (“QEF”), then in lieu of the foregoing tax and interest obligation, the Fund will be required to include in income each year its pro rata share of the QEF’s annual ordinary earnings and net capital gain—which it may have to distribute to satisfy the distribution requirement and avoid imposition of the excise tax—even if the QEF does not distribute those earnings and gain to the Fund. In most instances it will be very difficult, if not impossible, to make this election because of certain of its requirements. Alternatively, the Fund may elect to “mark-to-market” its stock in any PFIC. “Marking-to-market,” in this context, means including in ordinary income for each taxable year the excess, if any, of the fair market value of a PFIC’s stock over the Fund’s adjusted basis therein as of the end of that year. Pursuant to the election, the Fund also would be allowed to deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains (reduced by any prior deductions) with respect to that stock included by the Fund for prior taxable years under the election. The Fund’s adjusted basis in each PFIC’s stock with respect to which it has made this election will be adjusted to reflect the amounts of income included and deductions taken thereunder. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

The Fund may invest in securities the U.S. federal income tax treatment of which is uncertain or subject to recharacterization by the IRS. To the extent the tax treatment of such securities or their income differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to RICs under the Code.

BACKUP WITHHOLDING

Amounts paid by the Fund to individuals and certain other shareholders who have not provided the Fund with their correct taxpayer identification number (“TIN”) and certain certifications required by the IRS as well as shareholders with respect to whom the Fund has received certain information from the IRS or a broker may be subject to “backup” withholding of U.S. federal income tax arising from the Fund’s taxable dividends and other distributions as well as the gross proceeds of sales of shares, at a current rate of 28%. An individual’s TIN is generally his or her social security number. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a shareholder may be refunded or credited against such shareholder’s U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

REPORTABLE LOSSES

Under Treasury regulations, if a shareholder recognizes a loss with respect to Common Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal

31

determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

NON-U.S. SHAREHOLDERS

Taxation of a non-resident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership (a “non-U.S. shareholder”) depends on whether the income from the Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder. If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, distributions of investment company taxable income will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Such a non-U.S. shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, and distributions of net long term capital gains that are designated as capital gain dividends and amounts designated as undistributed capital gains. However, a non-U.S. shareholder who is a non-resident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements will nevertheless be subject to U.S. tax on 30% on such capital gain dividends, undistributed capital gains and sale or exchange gains. In addition, subject to certain limitations, if the Fund elects to follow certain procedures, dividends paid to certain non-U.S. shareholders may be exempt from withholding of U.S. tax with respect to taxable years of the Fund beginning before December 31, 2009 to the extent such dividends are attributable to qualified interest or net short-term capital gains. There can be no assurance that legislation will be enacted that would extend this exemption for future taxable years. The Fund is not required to and may not elect to utilize these provisions and there can be no assurance as to the amount, if any, of such dividends that would not be subject to withholding. If the income from the Fund is effectively connected with a U.S. trade or business carried on by a non-U.S. shareholder, then ordinary income dividends, capital gain dividends and amounts designated as undistributed capital gains and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code.

In the case of a non-corporate non-U.S. shareholder, the Fund may be required to withhold U.S. federal income tax from distributions that are otherwise exempt from withholding tax (or taxable at a reduced rate) unless the non-corporate non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

GENERAL INFORMATION

CAPITALIZATION AND VOTING RIGHTS

The authorized capital of the Fund is an unlimited number of Common Shares of beneficial interest. Holders of shares of the Fund have one vote for each share held. All shares when issued are fully paid, non-redeemable and non-assessable by the Fund, except that the Trustees shall have the power to cause shareholders to pay directly for charges of the Fund’s custodian or transfer, shareholder servicing or similar agent, by setting off such charges due from shareholders from declared but unpaid dividends owed the shareholders and/or by reducing the number of Common Shares owned by each respective shareholder. All shares have equal voting, dividend and liquidation rights. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and in such event the holders of the remaining shares voting for the election of Trustees will not be able to elect any person or persons to the Board. There will be annual meetings of shareholders for the purpose of electing Trustees. Shareholders may, in accordance with the Fund’s charter, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not fewer than 10% of the outstanding Common Shares of the Fund.

Certificates representing shares of the Fund will not normally be issued to shareholders. The Transfer Agent will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account such as wiring instructions or telephone privileges.

The Board may create additional classes or series of preferred shares without shareholder approval. Any series or class of shares may be terminated by a vote of the shareholders of such series or class entitled to vote or by the Trustees of the

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Fund by written notice to shareholders of such series or class. Shareholders may remove Trustees from office by votes cast at a meeting of shareholders or by written consent.

CUSTODIAN

The cash and securities owned by the Fund are held by The Bank of New York, 101 Barclay Street (11E), New York, NY 10286, as Custodian, which takes no part in the decisions relating to the purchase or sale of the Fund’s portfolio securities.

LEGAL COUNSEL

Legal matters for the Fund are passed upon by Dechert LLP, Washington, DC. Matters of Delaware law are passed upon by Richards, Layton & Finger, P.A., Wilmington, DE.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP has been appointed as independent registered public accounting firm for the Fund, providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC. KPMG LLP is located at 99 High Street, Boston MA 02110.

OTHER INFORMATION

A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the SEC, Washington, D.C. The Fund’s Prospectus and this SAI do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund’s Registration Statement. Statements contained in the Fund’s Prospectus and this SAI as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the SEC’s principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the SEC upon the payment of certain fees prescribed by the Commission. Additionally, the Registration Statement may be accessed at no cost by visiting the SEC’s website at http://www.sec.gov.

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Report of Independent Registered Pubic Accounting Firm

The Shareholders and Board of Trustees

ING Infrastructure, Industrials and Materials Fund

We have audited the accompanying statement of assets and liabilities of ING Infrastructure, Industrials and Materials Fund as of December 15, 2009, and the related statements of operations and changes in net assets for the day ended December 15, 2009. These financial statements are the responsibility of management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of ING Infrastructure, Industrials and Materials Fund as of December 15, 2009, and the results of its operations and the changes in its net assets for the day ended December 15, 2009, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Boston, Massachusetts

December 17, 2009

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FINANCIAL STATEMENTS

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

STATEMENT OF ASSETS AND LIABILITIES

As of December 15, 2009

ASSETS:
Cash	$100,000
Deferred offering costs	600,000
Receivable from Adviser	50,000

Total assets	750,000

LIABILITIES:
Accrued offering costs	600,000
Accrued organizational costs	50,000

Total liabilities	650,000

Preferred shares (no shares issued or outstanding, unlimited shares authorized)	—

NET ASSETS	$100,000

NET ASSET VALUE PER COMMON SHARE OUTSTANDING ($0.01 par value; 5,000 shares of beneficial interest issued and outstanding, unlimited shares authorized)	$20.00

See Accompanying Notes to Financial Statements

35

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

STATEMENT OF OPERATIONS

For the day ended December 15, 2009

INVESTMENT INCOME:
$—

Total investment income	—

EXPENSES:
Organizational costs	50,000

Expense reimbursement	(50,000)

Total expenses	—

Net Investment Income	$—

See Accompanying Notes to Financial Statements

36

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

STATEMENT OF CHANGES IN NET ASSETS

For the day ended December 15, 2009

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	$100,000
Cost of shares redeemed	—

Net increase in net assets resulting from capital share transactions	100,000

Net increase in net assets	100,000

NET ASSETS:
Beginning of period	—

End of period	$100,000

See Accompanying Notes to Financial Statements

37

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 15, 2009

NOTE 1 — ORGANIZATION

ING Infrastructure, Industrials and Materials Fund (the “Fund”) is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund was originally organized as a Delaware statutory trust on November 6, 2007 with initial capital contributed on December 15, 2009. As a newly organized entity, the Fund has had no operations other than its organization and the sale and issuance of 5,000 shares of common stock at an aggregate purchase price of $100,000 to ING Investments, LLC (the “Investment Adviser”). The Fund’s Declaration of Trust provides for two classes of shares consisting of (i) a class of common shares, par value $0.01 per share, and (ii) a class of preferred shares which may be divided into one or more series of preferred shares and with such par value as may be authorized from time to time by the Fund’s Board of Trustees (the “Board”).

Management of the Fund intends to file a registration to offer common shares of the Fund for public sale. The Fund’s investment objective is total return through a combination of current income, capital gains and capital appreciation. There can be no assurance that the Fund will achieve its investment objective. The Fund’s investment objective is not fundamental and may be changed without shareholder vote. The Fund will provide shareholders with at least 60 days’ prior notice of any change in the investment objective.  The Fund will seek to achieve its investment objective by investing companies that own and/or operate infrastructure facilities in the infrastructure sector, and in a broad range of companies, principally in the industrials and materials sectors that ING Investment Management Co. (the “Sub-Adviser”) believes will benefit from the building, renovation, expansion and utilization of infrastructure.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income or loss and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 — AGREEMENTS

The Fund intends to enter into an investment advisory agreement (the “Advisory Agreement”) with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of the Board will provide investment advisory services to the Fund. For providing these services, including supervising the Sub-Adviser and providing certain administrative services to the Fund, the Investment Adviser will receive a fee from the Fund of 1.00% of the average daily gross asset value, minus the sum of the Fund’s accrued and unpaid dividends on any outstanding preferred shares and accrued liabilities (other than liabilities for the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund and the liquidation preference of any outstanding preferred shares) (“Managed Assets”).

The Investment Adviser intends to engage ING Investment Management Co. as the Sub-Adviser of the Fund who will be responsible for investing the Fund’s assets in accordance with the Fund’s investment objectives and strategies.  The Fund intends to engage ING Funds Services, LLC (the “Administrator”) to perform administrative services to the Fund for which it will be paid 0.10% of the Fund’s average daily Managed Assets.

ING Investments and ING IM, are each indirect wholly-owned subsidiaries of ING Groep, N.V. (NYSE: ING) (“ING Groep”).  ING Groep is one of the largest financial services organizations in the world, based in Amsterdam, the Netherlands.  ING Groep offers an array of banking, insurance and asset management services to both individual and institutional investors.

The transfer agent, dividend disbursing agent, registrar and custodian for the common shares is The Bank of New York Mellon Corporation.

38

NOTE 4 — ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of the proposed public offering will be used to pay for the offering costs. Offering costs will be charged against the proceeds from the offering when received. Organizational expenses will be treated as an expense as incurred and are currently estimated to be $50,000.

Organization costs recorded in the accompanying financial statements as well as offering costs which have been incurred and are deferred pending the receipt of proceeds from the proposed offering reflect management’s best estimate and are subject to change upon the completion of the offering and conclusion of the organization process. In the event the public offering does not occur, the Fund will not be able to pay the expenses. The Investment Adviser has also committed to bear all organizational costs of the Fund, and any offering costs incurred by the Fund which exceed $0.04 per common share of the shares issued in connection with the proposed public offering.

NOTE 5 — FEDERAL INCOME TAXES

The Fund intends to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, among other things, intends to make the requisite distributions to its stockholders, which will relieve it from federal income or excise taxes. Therefore, no provision has been recorded for federal income or excise taxes.

39

APPENDIX A - PROXY VOTING PROCEDURES AND GUIDELINES

ING FUNDS

PROXY VOTING PROCEDURES AND GUIDELINES

Effective Date:  July 10, 2003

Revision Date:  December 14, 2009

I.                                         INTRODUCTION

The following are the Proxy Voting Procedures and Guidelines (the “Procedures and Guidelines”) of the ING Funds set forth on Exhibit 1 attached hereto and each portfolio or series thereof, except for any “Sub-Adviser-Voted Series” identified on Exhibit 1 and further described in Section III below (each non-Sub-Adviser-Voted Series hereinafter referred to as a “Fund” and collectively, the “Funds”).  The purpose of these Procedures and Guidelines is to set forth the process by which each Fund subject to these Procedures and Guidelines will vote proxies related to the equity assets in its investment portfolio (the “portfolio securities”).  The Procedures and Guidelines have been approved by the Funds’ Boards of Trustees/Directors(1) (each a “Board” and collectively, the “Boards”), including a majority of the independent Trustees/Directors(2) of the Board.  These Procedures and Guidelines may be amended only by the Board.  The Board shall review these Procedures and Guidelines at its discretion, and make any revisions thereto as deemed appropriate by the Board.

II.                                     COMPLIANCE COMMITTEE

The Boards hereby delegate to the Compliance Committee of each Board (each a “Committee” and collectively, the “Committees”) the authority and responsibility to oversee the implementation of these Procedures and Guidelines, and where applicable, to make determinations on behalf of the Board with respect to the voting of proxies on behalf of each Fund.  Furthermore, the Boards hereby delegate to each Committee the authority to review and approve material changes to proxy voting procedures of any Fund’s investment adviser (the “Adviser”).  The Proxy Voting Procedures of the Adviser (the “Adviser Procedures”) are attached hereto as Exhibit 2.  Any determination regarding the voting of proxies of each Fund that is made by a Committee, or any member thereof, as permitted herein, shall be deemed to be a good faith determination regarding the voting of proxies by the full Board.  Each Committee

(1)

Reference in these Procedures to one or more Funds shall, as applicable, mean those Funds that are under the jurisdiction of the particular Board or Compliance Committee at issue. No provision in these Procedures is intended to impose any duty upon the particular Board or Compliance Committee with respect to any other Fund.

(2)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

may rely on the Adviser through the Agent, Proxy Coordinator and/or Proxy Group (as such terms are defined for purposes of the Adviser Procedures) to deal in the first instance with the application of these Procedures and Guidelines.  Each Committee shall conduct itself in accordance with its charter.

III.                                 DELEGATION OF VOTING AUTHORITY

Except as otherwise provided for herein, the Board hereby delegates to the Adviser to each Fund the authority and responsibility to vote all proxies with respect to all portfolio securities of the Fund in accordance with then current proxy voting procedures and guidelines that have been approved by the Board.  The Board may revoke such delegation with respect to any proxy or proposal, and assume the responsibility of voting any Fund proxy or proxies as it deems appropriate.  Non-material amendments to the Procedures and Guidelines may be approved for immediate implementation by the President or Chief Financial Officer of a Fund, subject to ratification at the next regularly scheduled meeting of the Compliance Committee.

A Board may elect to delegate the voting of proxies to the Sub-Adviser of a portfolio or series of the ING Funds.  In so doing, the Board shall also approve the Sub-Adviser’s proxy policies for implementation on behalf of such portfolio or series (a “Sub-Adviser-Voted Series”).  Sub-Adviser-Voted Series shall not be covered under these Procedures and Guidelines but rather shall be covered by such Sub-Adviser’s proxy policies, provided that the Board, including a majority of the independent Trustees/Directors(1), has approved them on behalf of such Sub-Adviser-Voted Series.

When a Fund participates in the lending of its securities and the securities are on loan at record date, proxies related to such securities will not be forwarded to the Adviser by the Fund’s custodian and therefore will not be voted.  However, the Adviser shall use best efforts to recall or restrict specific securities from loan for the purpose of facilitating a “material” vote as described in the Adviser Procedures.

Funds that are “funds-of-funds” will “echo” vote their interests in underlying mutual funds, which may include ING Funds (or portfolios or series thereof) other than those set forth on Exhibit 1 attached hereto.  This means that, if the fund-of-funds must vote on a proposal with respect to an underlying investment company, the fund-of-funds will vote its interest in that underlying fund in the same proportion all other shareholders in the investment company voted their interests.

A fund that is a “feeder” fund in a master-feeder structure does not echo vote.  Rather, it passes votes requested by the underlying master fund to its shareholders.  This means that, if the feeder fund is solicited by the master fund, it will request instructions from its own shareholders, either directly or, in the case of an insurance-dedicated Fund, through an insurance product or retirement plan, as to the manner in which to vote its interest in an underlying master fund.

(1)	The independent Trustees/Directors are those Board members who are not “interested persons” of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

When a Fund is a feeder in a master-feeder structure, proxies for the portfolio securities owned by the master fund will be voted pursuant to the master fund’s proxy voting policies and procedures.  As such, and except as otherwise noted herein with respect to vote reporting requirements, feeder Funds shall not be subject to these Procedures and Guidelines.

IV.                                APPROVAL AND REVIEW OF PROCEDURES

Each Fund’s Adviser has adopted proxy voting procedures in connection with the voting of portfolio securities for the Funds as attached hereto in Exhibit 2.  The Board hereby approves such procedures.  All material changes to the Adviser Procedures must be approved by the Board or the Compliance Committee prior to implementation; however, the President or Chief Financial Officer of a Fund may make such non-material changes as they deem appropriate, subject to ratification by the Board or the Compliance Committee at its next regularly scheduled meeting.

V.                                    VOTING PROCEDURES AND GUIDELINES

The Guidelines that are set forth in Exhibit 3 hereto specify the manner in which the Funds generally will vote with respect to the proposals discussed therein.

Unless otherwise noted, the defined terms used hereafter shall have the same meaning as defined in the Adviser Procedures

A.                                   Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional (as such term is defined for purposes of the Adviser Procedures) recommends a vote contrary to the Guidelines.

B.                                     Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with a voting deadline, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is deemed to be conflicted as provided for under the Adviser Procedures, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

1.     Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined for purposes of the Adviser Procedures) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as described in V.B. above and V.B.4. below.

3.     Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under the Adviser Procedures, the Proxy Coordinator will then request that all members of the Proxy Group, including any members not in attendance at the meeting at which the relevant proxy is being considered, and each Investment Professional participating in the voting process complete a Conflicts Report (as such term is defined for purposes of the Adviser Procedures).  As provided for in the Adviser Procedures, the Proxy Coordinator shall be responsible for identifying to Counsel potential conflicts of interest with respect to the Agent.

If Counsel determines that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will then contact the Compliance Committee(s) and forward to such Committee(s) all information relevant to their review, including the following materials or a summary thereof:  the applicable Procedures and Guidelines, the recommendation of the Agent, where applicable, the recommendation of the Investment Professional(s), where applicable, any resources used by the Proxy Group in arriving at its recommendation, the Conflicts Report and any other written materials establishing whether a conflict of interest exists, and findings of Counsel (as such term is defined for purposes of the Adviser Procedures).  Upon Counsel’s finding that a conflict of interest exists with respect to one or more members of the Proxy Group or the Advisers generally, the remaining members of the Proxy Group shall not be required to complete a Conflicts Report in connection with the proxy.

If Counsel determines that there does not appear to be a conflict of interest with respect to the Agent, any member of the Proxy Group or the participating Investment Professional(s), the Proxy Coordinator will instruct the Agent to vote the proxy as recommended by the Proxy Group.

4.     Referrals to a Fund’s Compliance Committee

A Fund’s Compliance Committee may consider all recommendations, analysis, research and Conflicts Reports provided to it by the Agent, Proxy Group and/or Investment Professional(s), and any other written materials used to establish whether a conflict of interest exists, in determining how to vote the proxies referred to the Committee.  The Committee will instruct the Agent through the Proxy Coordinator how to vote such referred proposals.

The Proxy Coordinator shall use best efforts to timely refer matters to a Fund’s Committee for its consideration.  In the event any such matter cannot be timely referred to or considered by the Committee, it shall be the policy of the Funds to vote in accordance with the Agent’s recommendation, unless the Agent’s recommendation is conflicted on a matter requiring case-by-case consideration, in which case no action shall be taken on such matter (i.e., a “Non-Vote”).

The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Committee, all applicable recommendations, analysis, research and Conflicts Reports.

VI.                                CONFLICTS OF INTEREST

In all cases in which a vote has not been clearly determined in advance by the Procedures and Guidelines or for which the Proxy Group recommends an Out-of-Guidelines Vote, and Counsel has determined that a conflict of interest appears to exist with respect to the Agent, any member of the Proxy Group, or any Investment Professional participating in the voting process, the proposal shall be referred to the Fund’s Committee for determination so that the Adviser shall have no opportunity to vote a Fund’s proxy in a situation in which it or the Agent may be deemed to have a conflict of interest.  In the event a member of a Fund’s Committee believes he/she has a conflict of interest that would preclude him/her from making a voting determination in the best interests of the beneficial owners of the applicable Fund, such Committee member shall so advise the Proxy Coordinator and recuse himself/herself with respect to determinations regarding the relevant proxy.

VII.                            REPORTING AND RECORD RETENTION

Annually in August, each Fund will post its proxy voting record or a link thereto, for the prior one-year period ending on June 30th on the ING Funds website.  No proxy voting record will be posted on the ING Funds website for any Fund that is a feeder in a master/feeder structure; however, a cross-reference to that of the master fund’s proxy voting record as filed in the SEC’s EDGAR database will be posted on the ING Funds website.  The proxy voting record for each Fund will also be available in the EDGAR database on the SEC’s website.

EXHIBIT 1

to the

ING Funds

Proxy Voting Procedures

ING ASIA PACIFIC HIGH DIVIDEND EQUITY INCOME FUND

ING EQUITY TRUST

ING FUNDS TRUST

ING GLOBAL ADVANTAGE AND PREMIUM OPPORTUNITY FUND

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

ING INTERNATIONAL HIGH DIVIDEND EQUITY INCOME FUND

ING INVESTORS TRUST(1)

ING MAYFLOWER TRUST

ING MUTUAL FUNDS

ING PARTNERS, INC.

ING PRIME RATE TRUST

ING RISK MANAGED NATURAL RESOURCES FUND

ING SENIOR INCOME FUND

ING SEPARATE PORTFOLIOS TRUST

ING VARIABLE INSURANCE TRUST

ING VARIABLE PRODUCTS TRUST

(1)	Sub-Adviser-Voted Series: ING Franklin Mutual Shares Portfolio

EXHIBIT 2

to the

ING Funds

Proxy Voting Procedures

ING INVESTMENTS, LLC,

ING INVESTMENT MANAGEMENT CO.

AND

DIRECTED SERVICES LLC

PROXY VOTING PROCEDURES

I.                                         INTRODUCTION

ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (each an “Adviser” and collectively, the “Advisers”) are the investment advisers for the registered investment companies and each series or portfolio thereof (each a “Fund” and collectively, the “Funds”) comprising the ING family of funds.  As such, the Advisers have been delegated the authority to vote proxies with respect to securities for certain Funds over which they have day-to-day portfolio management responsibility.

The Advisers will abide by the proxy voting guidelines adopted by a Fund’s respective Board of Directors or Trustees (each a “Board” and collectively, the “Boards”) with regard to the voting of proxies unless otherwise provided in the proxy voting procedures adopted by a Fund’s Board.

In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

The following are the Proxy Voting Procedures of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC (the “Adviser Procedures”) with respect to the voting of proxies on behalf of their client Funds as approved by the respective Board of each Fund.

Unless otherwise noted, best efforts shall be used to vote proxies in all instances.

II.            ROLES AND RESPONSIBILITIES

A.                                   Proxy Coordinator

The Proxy Coordinator identified in Appendix 1 will assist in the coordination of the voting of each Fund’s proxies in accordance with the ING Funds Proxy Voting Procedures and Guidelines (the “Procedures” or “Guidelines” and collectively the “Procedures and Guidelines”).  The Proxy Coordinator is authorized to direct the Agent to vote a Fund’s proxy in accordance with the Procedures and Guidelines unless the Proxy Coordinator receives a recommendation from an Investment Professional (as described below) to vote contrary to the Procedures and Guidelines.  In such event, and in connection with proxy proposals requiring case-by-case consideration (except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation), the Proxy Coordinator will call a meeting of the Proxy Group (as described below).

Responsibilities assigned herein to the Proxy Coordinator, or activities in support thereof, may be performed by such members of the Proxy Group or employees of the Advisers’ affiliates as are deemed appropriate by the Proxy Group.

Unless specified otherwise, information provided to the Proxy Coordinator in connection with duties of the parties described herein shall be deemed delivered to the Advisers.

B.                                     Agent

An independent proxy voting service (the “Agent”), as approved by the Board of each Fund, shall be engaged to assist in the voting of Fund proxies for publicly traded securities through the provision of vote analysis, implementation, recordkeeping and disclosure services.  The Agent is ISS Governance Services, a unit of RiskMetrics Group, Inc.  The Agent is responsible for coordinating with the Funds’ custodians to ensure that all proxy materials received by the custodians relating to the portfolio securities are processed in a timely fashion.  To the extent applicable, the Agent is required to vote and/or refer all proxies in accordance with these Adviser Procedures.  The Agent will retain a record of all proxy votes handled by the Agent.  Such record must reflect all the information required to be disclosed in a Fund’s Form N-PX pursuant to Rule 30b1-4 under the Investment Company Act.  In addition, the Agent is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to the Adviser upon request.

The Agent shall be instructed to vote all proxies in accordance with a Fund’s Guidelines, except as otherwise instructed through the Proxy Coordinator by the Adviser’s Proxy Group or a Fund’s Compliance Committee (“Committee”).

The Agent shall be instructed to obtain all proxies from the Funds’ custodians and to review each proxy proposal against the Guidelines.  The Agent also shall be requested to call the Proxy Coordinator’s attention to specific proxy proposals that although governed by the Guidelines appear to involve unusual or controversial issues.

Subject to the oversight of the Advisers, the Agent shall establish and maintain adequate internal controls and policies in connection with the provision of proxy voting services voting to the Advisers, including methods to reasonably ensure that its analysis and recommendations are not influenced by conflict of interest, and shall disclose such controls and policies to the Advisers when and as provided for herein.  Unless otherwise specified, references herein to recommendations of the Agent shall refer to those in which no conflict of interest has been identified.

C.                                     Proxy Group

The Adviser shall establish a Proxy Group (the “Group” or “Proxy Group”) which shall assist in the review of the Agent’s recommendations when a proxy voting issue is referred to the Group through the Proxy Coordinator.  The members of the Proxy Group, which may include employees of the Advisers’ affiliates, are identified in Appendix 1, as may be amended from time at the Advisers’ discretion.

A minimum of four (4) members of the Proxy Group (or three (3) if one member of the quorum is either the Fund’s Chief Investment Risk Officer or Chief Financial Officer) shall constitute a quorum for purposes of taking action at any meeting of the Group.  The vote of a simple majority of the members present and voting shall determine any matter submitted to a vote.  Tie votes shall be broken by securing the vote of members not present at the meeting; provided, however, that the Proxy Coordinator shall ensure compliance with all applicable voting and conflict of interest procedures and shall use best efforts to secure votes from all or as many absent members as may reasonably be accomplished.  The Proxy Group may meet in person or by telephone.  The Proxy Group also may take action via electronic mail in lieu of a meeting, provided that each Group member has received a copy of any relevant electronic mail transmissions circulated by each other participating Group member prior to voting and provided that the Proxy Coordinator follows the directions of a majority of a quorum (as defined above) responding via electronic mail.  For all votes taken in person or by telephone or teleconference, the vote shall be taken outside the presence of any person other than the members of the Proxy Group and such other persons whose attendance may be deemed appropriate by the Proxy Group from time to time in furtherance of its duties or the day-to-day administration of the Funds.  In its discretion, the Proxy Group may provide the Proxy Coordinator with standing instructions to perform responsibilities assigned herein to the Proxy Group, or activities in support thereof, on its behalf, provided that such instructions do not contravene any requirements of these Adviser Procedures or a Fund’s Procedures and Guidelines.

A meeting of the Proxy Group will be held whenever (1) the Proxy Coordinator receives a recommendation from an Investment Professional to vote a Fund’s proxy contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, (2) the Agent has made no recommendation with respect to a vote on a proposal, or (3) a matter requires case-by-case consideration, including those in which the Agent’s recommendation is deemed to be conflicted as provided for under these Adviser Procedures, provided that, if the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation and no issue of conflict must be considered, the Proxy Coordinator may implement the instructions without calling a meeting of the Proxy Group.

For each proposal referred to the Proxy Group, it will review (1) the relevant Procedures and Guidelines, (2) the recommendation of the Agent, if any, (3) the recommendation of the Investment Professional(s), if any, and (4) any other resources that any member of the Proxy Group deems appropriate to aid in a determination of a recommendation.

If the Proxy Group recommends that a Fund vote in accordance with the Procedures and Guidelines, or the recommendation of the Agent, where applicable, it shall instruct the Proxy Coordinator to so advise the Agent.

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, or if the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted, it shall follow the procedures for such voting as established by a Fund’s Board.

The Proxy Coordinator shall use best efforts to convene the Proxy Group with respect to all matters requiring its consideration.  In the event quorum requirements cannot be timely met in connection with to a voting deadline, the Proxy Coordinator shall follow the procedures for such voting as established by a Fund’s Board.

D.            Investment Professionals

The Funds’ Advisers, sub-advisers and/or portfolio managers (each referred to herein as an “Investment Professional” and collectively, “Investment Professionals”) may submit, or be asked to submit, a recommendation to the Proxy Group regarding the voting of proxies related to the portfolio securities over which they have day-to-day portfolio management responsibility.  The Investment Professionals may accompany their recommendation with any other research materials that they deem appropriate or with a request that the vote be deemed “material” in the context of the portfolio(s) they manage, such that lending activity on behalf of such portfolio(s) with respect to the relevant security should be reviewed by the Proxy Group and considered for recall and/or restriction.  Input from the relevant sub-advisers and/or portfolio managers shall be given primary consideration in the Proxy Group’s determination of whether a given proxy vote is to be deemed material and the associated security accordingly restricted from lending.  The determination that a vote is material in the context of a Fund’s portfolio shall not mean that such vote is considered material across all Funds voting that meeting.  In order to recall or restrict shares timely for material voting purposes, the Proxy Group shall use best efforts to consider, and when deemed appropriate, to act upon, such requests timely, and requests to review lending activity in connection with a potentially material vote may be initiated by any relevant Investment Professional and submitted for the Proxy Group’s consideration at any time.

III.           VOTING PROCEDURES

A.                                   In all cases, the Adviser shall follow the voting procedures as set forth in the Procedures and Guidelines of the Fund on whose behalf the Adviser is exercising delegated authority to vote.

B.                                     Routine Matters

The Agent shall be instructed to submit a vote in accordance with the Guidelines where such Guidelines provide a clear “For,” “Against,” “Withhold” or “Abstain” on a proposal.  However, the Agent shall be directed to refer any proxy proposal to the Proxy Coordinator for instructions as if it were a matter requiring case-by-case consideration under circumstances where the application of the Guidelines is unclear, it appears to involve unusual or controversial issues, or an Investment Professional recommends a vote contrary to the Guidelines.

C.            Matters Requiring Case-by-Case Consideration

The Agent shall be directed to refer proxy proposals accompanied by its written analysis and voting recommendation to the Proxy Coordinator where the Guidelines have noted “case-by-case” consideration.

Upon receipt of a referral from the Agent, the Proxy Coordinator may solicit additional research from the Agent, Investment Professional(s), as well as from any other source or service.

Except in cases in which the Proxy Group has previously provided the Proxy Coordinator with standing instructions to vote in accordance with the Agent’s recommendation, the Proxy Coordinator will forward the Agent’s analysis and recommendation and/or any research obtained from the Investment Professional(s), the Agent or any other source to the Proxy Group.  The Proxy Group may consult with the Agent and/or Investment Professional(s), as it deems necessary.

1.               Within-Guidelines Votes:  Votes in Accordance with a Fund’s Guidelines and/or, where applicable, Agent Recommendation

In the event the Proxy Group, and where applicable, any Investment Professional participating in the voting process, recommend a vote Within Guidelines, the Proxy Group will instruct the Agent, through the Proxy Coordinator, to vote in this manner.  Except as provided for herein, no Conflicts Report (as such term is defined herein) is required in connection with Within-Guidelines Votes.

2.     Non-Votes:  Votes in Which No Action is Taken

The Proxy Group may recommend that a Fund refrain from voting under circumstances including, but not limited to, the following:  (1) if the economic effect on shareholders’ interests or the value of the portfolio holding is indeterminable or insignificant, e.g., proxies in connection with fractional shares, securities no longer held in the portfolio of an ING Fund or proxies being considered on behalf of a Fund that is no longer in existence; or (2) if the cost of voting a proxy outweighs the benefits, e.g., certain international proxies, particularly in cases in which share blocking practices may impose trading restrictions on the relevant portfolio security.  In such instances, the Proxy Group may instruct the Agent, through the Proxy Coordinator, not to vote such proxy.  The Proxy Group may provide the Proxy Coordinator with standing instructions on parameters that would dictate a Non-Vote without the Proxy Group’s review of a specific proxy.  It is noted a Non-Vote determination would generally not be made in connection with voting rights received pursuant to class action participation; while a Fund may no longer hold the security, a continuing economic effect on shareholders’ interests is likely.

Reasonable efforts shall be made to secure and vote all other proxies for the Funds, but, particularly in markets in which shareholders’ rights are limited, Non-Votes may also occur in connection with a Fund’s related inability to timely access ballots or other proxy information in connection with its portfolio securities.

Non-Votes may also result in certain cases in which the Agent’s recommendation has been deemed to be conflicted, as provided for in the Funds’ Procedures.

3.               Out-of-Guidelines Votes:  Votes Contrary to Procedures and Guidelines, or Agent Recommendation, where applicable, Where No Recommendation is Provided by Agent, or Where Agent’s Recommendation is Conflicted

If the Proxy Group recommends that a Fund vote contrary to the Procedures and Guidelines, or the recommendation of the Agent, where applicable, if the Agent has made no recommendation on a matter requiring case-by-case consideration and the Procedures and Guidelines are silent, or the Agent’s recommendation on a matter requiring case-by-case consideration is deemed to be conflicted as provided for under these Adviser Procedures, the Proxy Coordinator will then implement the procedures for handling such votes as adopted by the Fund’s Board.

4.               The Proxy Coordinator will maintain a record of all proxy questions that have been referred to a Fund’s Compliance Committee, all applicable recommendations, analysis, research and Conflicts Reports.

IV.                                ASSESSMENT OF THE AGENT AND CONFLICTS OF INTEREST

In furtherance of the Advisers’ fiduciary duty to the Funds and their beneficial owners, the Advisers shall establish the following:

A.            Assessment of the Agent

The Advisers shall establish that the Agent (1) is independent from the Advisers, (2) has resources that indicate it can competently provide analysis of proxy issues and (3) can make recommendations in an impartial manner and in the best interests of the Funds and their beneficial owners.  The Advisers shall utilize, and the Agent shall comply with, such methods for establishing the foregoing as the Advisers may deem reasonably appropriate and shall do not less than annually as well as prior to engaging the services of any new proxy service.  The Agent shall also notify the Advisers in writing within fifteen (15) calendar days of any material change to information previously provided to an Adviser in connection with establishing the Agent’s independence, competence or impartiality.

Information provided in connection with assessment of the Agent shall be forwarded to a member of the mutual funds practice group of ING US Legal Services (“Counsel”) for review.  Counsel shall review such information and advise the Proxy Coordinator as to whether a material concern exists and if so, determine the most appropriate course of action to eliminate such concern.

B.            Conflicts of Interest

The Advisers shall establish and maintain procedures to identify and address conflicts that may arise from time to time concerning the Agent.  Upon the Advisers’ request, which shall be not less than annually, and within fifteen (15) calendar days of any material change to such information previously provided to an Adviser, the Agent shall provide the Advisers with such information as the Advisers deem reasonable and appropriate for use in determining material relationships of the Agent that may pose a conflict of interest with respect to the Agent’s proxy analysis or recommendations.  The Proxy Coordinator shall forward all such information to Counsel for review.  Counsel shall review such information and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

In connection with their participation in the voting process for portfolio securities, each member of the Proxy Group, and each Investment Professional participating in the voting process, must act solely in the best interests of the beneficial owners of the applicable Fund.  The members of the Proxy Group may not subordinate the interests of the Fund’s beneficial owners to unrelated objectives, including taking steps to reasonably insulate the voting process from any conflict of interest that may exist in connection with the Agent’s services or utilization thereof.

For all matters for which the Proxy Group recommends an Out-of-Guidelines Vote, or for which a recommendation contrary to that of the Agent or the Guidelines has been received from an Investment Professional and is to be utilized, the Proxy Coordinator will implement the procedures for handling such votes as adopted by the Fund’s Board, including completion of such Conflicts Reports as may be required under the Fund’s Procedures.  Completed Conflicts Reports shall be provided to the Proxy Coordinator within two (2) business days.  Such Conflicts Report should describe any known conflicts of either a business or personal nature, and set forth any contacts with respect to the referral item with non-investment personnel in its organization or with outside parties (except for routine communications from proxy solicitors).  The Conflicts Report should also include written confirmation that any recommendation from an Investment Professional provided in connection with an Out-of-Guidelines Vote or under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

The Proxy Coordinator shall forward all Conflicts Reports to Counsel for review.  Counsel shall review each report and provide the Proxy Coordinator with a brief statement regarding whether or not a material conflict of interest is present.  Matters as to which a material conflict of interest is deemed to be present shall be handled as provided in the Fund’s Procedures and Guidelines.

V.            REPORTING AND RECORD RETENTION

The Adviser shall maintain the records required by Rule 204-2(c)(2), as may be amended from time to time, including the following: (1) A copy of each proxy statement received regarding a Fund’s portfolio securities.  Such proxy statements received from issuers are available either in the SEC’s EDGAR database or are kept by the Agent and are available upon request. (2) A record of each vote cast on behalf of a Fund. (3) A copy of any document created by the Adviser that was material to making a decision how to vote a proxy, or that memorializes the basis for that decision. (4) A copy of written requests for Fund proxy voting information and any written response thereto or to any oral request for information on how the Adviser voted proxies on behalf of a Fund.  All proxy voting materials and supporting documentation will be retained for a minimum of six (6) years.

APPENDIX 1

to the

Advisers’ Proxy Voting Procedures

Proxy Group for registered investment company clients of ING Investments, LLC, ING Investment Management Co. and Directed Services LLC:

Name	Title or Affiliation

Stanley D. Vyner	Chief Investment Risk Officer and Executive Vice President, ING Investments, LLC

Todd Modic	Senior Vice President, ING Funds Services, LLC and ING Investments, LLC; and Chief Financial Officer of the ING Funds

Maria Anderson	Vice President of Fund Compliance, ING Funds Services, LLC

Karla J. Bos	Proxy Coordinator for the ING Funds and Assistant Vice President — Special Projects, ING Funds Services, LLC

Julius A. Drelick III, CFA	Vice President, Platform Product Management and Project Management, ING Funds Services, LLC

Harley Eisner	Vice President of Financial Analysis, ING Funds Services, LLC

Theresa K. Kelety, Esq.	Senior Counsel, ING Americas US Legal Services

Effective as of January 1, 2008

EXHIBIT 3

to the

ING Funds

Proxy Voting Procedures

PROXY VOTING GUIDELINES OF THE ING FUNDS

I.             INTRODUCTION

The following is a statement of the Proxy Voting Guidelines (“Guidelines”) that have been adopted by the respective Boards of Directors or Trustees of each Fund.  Unless otherwise provided for herein, any defined term used herein shall have the meaning assigned to it in the Funds’ and Advisers’ Proxy Voting Procedures (the “Procedures”).

Proxies must be voted in the best interest of the Fund(s).  The Guidelines summarize the Funds’ positions on various issues of concern to investors, and give a general indication of how Fund portfolio securities will be voted on proposals dealing with particular issues.  The Guidelines are not exhaustive and do not include all potential voting issues.

The Advisers, in exercising their delegated authority, will abide by the Guidelines as outlined below with regard to the voting of proxies except as otherwise provided in the Procedures.  In voting proxies, the Advisers are guided by general fiduciary principles.  Each must act prudently, solely in the interest of the beneficial owners of the Funds it manages.  The Advisers will not subordinate the interest of beneficial owners to unrelated objectives.  Each Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.

II.                                     GUIDELINES

The following Guidelines are grouped according to the types of proposals generally presented to shareholders of U.S. issuers:  Board of Directors, Proxy Contests, Auditors, Proxy Contest Defenses, Tender Offer Defenses, Miscellaneous, Capital Structure, Executive and Director Compensation, State of Incorporation, Mergers and Corporate Restructurings, Mutual Fund Proxies, and Social and Environmental Issues.  An additional section addresses proposals most frequently found in global proxies.

General Policies

These Guidelines apply to securities of publicly traded companies and to those of privately held companies if publicly available disclosure permits such application.  All matters for which such disclosure is not available shall be considered CASE-BY-CASE.

It shall generally be the policy of the Funds to take no action on a proxy for which no Fund holds a position or otherwise maintains an economic interest in the relevant security at the time the vote is to be cast.

In all cases receiving CASE-BY-CASE consideration, including cases not specifically provided for under these Guidelines, unless otherwise provided for under these Guidelines, it shall generally be the policy of the Funds to vote in accordance with the recommendation provided by the Funds’ Agent, ISS Governance Services, a unit of RiskMetrics Group, Inc.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote in accordance with the Agent’s recommendation in cases in which such recommendation aligns with the recommendation of the relevant issuer’s management or management has made no recommendation.  However, this policy shall not apply to CASE-BY-CASE proposals for which a contrary recommendation from the Investment Professional for the relevant Fund has been received and is to be utilized, provided that incorporation of any such recommendation shall be subject to the conflict of interest review process required under the Procedures.

Recommendations from the Investment Professionals, while not required under the Procedures, are likely to be considered with respect to proxies for private equity securities and/or proposals related to merger transactions/corporate restructurings, proxy contests, or unusual or controversial issues.  Such input shall be given primary consideration with respect to CASE-BY-CASE proposals being considered on behalf of the relevant Fund.

Except as otherwise provided for herein, it shall generally be the policy of the Funds not to support proposals that would impose a negative impact on existing rights of the Funds to the extent that any positive impact would not be deemed sufficient to outweigh removal or diminution of such rights.

The foregoing policies may be overridden in any case as provided for in the Procedures.  Similarly, the Procedures provide that proposals whose Guidelines prescribe a firm voting position may instead be considered on a CASE-BY-CASE basis in cases in which unusual or controversial circumstances so dictate.

Interpretation and application of these Guidelines is not intended to supersede any law, regulation, binding agreement or other legal requirement to which an issuer may be or become subject.  No proposal shall be supported whose implementation would contravene such requirements.

1.             The Board of Directors

Voting on Director Nominees in Uncontested Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Votes on director nominees not subject to specific policies described herein should be made on a CASE-BY-CASE basis.

Where applicable and except as otherwise provided for herein, it shall be the policy of the Funds to lodge disagreement with an issuer’s policies or practices by withholding support from a proposal for the relevant policy or practice rather than the director nominee(s) to which the Agent assigns a correlation.  Support shall be withheld from culpable nominees as appropriate, but if they are not standing for election (e.g., the board is classified), support shall generally not be withheld from others in their stead.

If application of the policies described herein would result in withholding votes from the majority of independent outside directors sitting on a board, or removal of such directors is likely to negatively impact majority board independence, primary consideration shall be given to retention of such independent outside director nominees unless the concerns identified are of such grave nature as to merit removal of the independent directors.

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support (or DO NOT VOTE AGAINST, pursuant to the applicable election standard) in connection with issues raised by the Agent if the nominee did not serve on the board or relevant committee during the majority of the time period relevant to the concerns cited by the Agent.

WITHHOLD support from a nominee who, during both of the most recent two years, attended less than 75 percent of the board and committee meetings without a valid reason for the absences.  DO NOT WITHHOLD support in connection with attendance issues for nominees who have served on the board for less than the two most recent years.

WITHHOLD support from a nominee in connection with poison pill or anti-takeover considerations (e.g., furtherance of measures serving to disenfranchise shareholders or failure to remove restrictive pill features or ensure pill expiration or submission to shareholders for vote) in cases for which culpability for implementation or renewal of the pill in such form can be specifically attributed to the nominee.

Provided that a nominee served on the board during the relevant time period, WITHHOLD support from a nominee who has failed to implement a shareholder proposal that was approved by (1) a majority of the issuer’s shares outstanding (most recent annual meeting) or (2) a majority of the votes cast for two consecutive years.  However, in the case of shareholder proposals seeking shareholder ratification of a poison pill, generally DO NOT WITHHOLD support from a nominee in such cases if the company has already implemented a policy that should reasonably prevent abusive use of the pill.

If a nominee has not acted upon negative votes (WITHHOLD or AGAINST, as applicable based on the issuer’s election standard) representing a majority of the votes cast at the previous annual meeting, consider such nominee on a CASE-BY-CASE basis.  Generally, vote FOR nominees when (1) the issue relevant to the majority negative vote has been adequately addressed or cured or (2) the Funds’ Guidelines or voting record do not support the relevant issue.

WITHHOLD support from inside directors or affiliated outside directors who sit on the audit committee.

DO NOT WITHHOLD support from inside directors or affiliated outside directors who sit on the nominating or compensation committee, provided that such committee meets the applicable independence requirements of the relevant listing exchange.

DO NOT WITHHOLD support from inside directors or affiliated outside directors if the full board serves as the compensation or nominating committee OR has not created one or both committees, provided that the issuer is in compliance with all provisions of the listing exchange in connection with performance of relevant functions (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Compensation Practices:

It shall generally be the policy of the Funds that matters of compensation are best determined by an independent board and compensation committee.  Votes on director nominees in connection with compensation practices should be considered on a CASE-BY-CASE basis, and generally:

(1)

Where applicable and except as otherwise provided for herein, DO NOT WITHHOLD support from nominees who did not serve on the compensation committee, or board, as applicable based on the Agent’s analysis, during the majority of the time period relevant to the concerns cited by the Agent.

(2)	In cases in which the Agent has identified a “pay for performance” disconnect, or internal pay disparity, as such issues are defined by the Agent, DO NOT WITHHOLD support from director nominees.
(3)

If the Agent recommends withholding support from nominees in connection with overly liberal change in control provisions, including those lacking a double trigger, DO NOT WITHHOLD support from such nominees if mitigating provisions or board actions (e.g., clawbacks) are present.

(4)

If the Agent recommends withholding support from nominees in connection with their failure to seek a shareholder vote on plans to reprice, replace or exchange options, generally WITHHOLD support from such nominees.

(5)

If the Agent recommends withholding support from nominees that have approved compensation that is ineligible for tax benefits to the company (e.g., under Section 162(m) of OBRA), DO NOT WITHHOLD support from such nominees if the company has provided adequate rationale or disclosure or the plan itself is being put to shareholder vote at the same meeting. If the plan is up for vote, the provisions under Section 8., OBRA-Related Compensation Proposals, shall apply.

(6)

If the Agent recommends withholding support from nominees in connection with executive compensation practices related to tax gross-ups, perquisites, provisions related to retention or recruitment, including contract length or renewal provisions, “guaranteed” awards, pensions/SERPs, severance or termination arrangements, vote FOR such nominees if the issuer has provided adequate rationale and/or disclosure, factoring in any overall adjustments or reductions to the compensation package at issue.

Generally DO NOT WITHHOLD support solely due to such practices if the total compensation appears reasonable, but consider on a CASE-BY-CASE basis compensation packages representing a combination of such provisions and deemed by the Agent to be excessive.

(7)

If the Agent has raised issues of options backdating, consider members of the compensation committee, or board, as applicable, as well as company executives nominated as directors, on a CASE-BY-CASE basis.

(8)	If the Agent has raised other considerations regarding poor compensation practices, consider nominees on a CASE-BY-CASE basis.

Accounting Practices:

(1)	Generally, vote FOR independent outside director nominees serving on the audit committee.
(2)

Where applicable and except as otherwise provided for herein, generally DO NOT WITHHOLD support from nominees serving on the audit committee who did not serve on that committee during the majority of the time period relevant to the concerns cited by the Agent.

(3)

If the Agent has raised concerns regarding poor accounting practices, consider the company’s CEO and CFO, if nominated as directors, and nominees serving on the audit committee on a CASE-BY-CASE basis.

(4)	If total non-audit fees exceed the total of audit fees, audit-related fees and tax compliance and preparation fees, the provisions under Section 3., Auditor Ratification, shall apply.

Board Independence:

It shall generally be the policy of the Funds that a board should be majority independent and therefore to consider inside director or affiliated outside director nominees in cases in which the full board is not majority independent on a CASE-BY-CASE basis.  Generally:

(1)

WITHHOLD support from the fewest directors whose removal would achieve majority independence across the remaining board, except that support may be withheld from additional nominees whose relative level of independence cannot be differentiated.

(2)

WITHHOLD support from all non-independent nominees, including the founder, chairman or CEO, if the number required to achieve majority independence is equal to or greater than the number of non-independent nominees.

(3)

Except as provided above, vote FOR non-independent nominees in the role of CEO, and when appropriate, founder or chairman, and determine support for other non-independent nominees based on the qualifications and contributions of the nominee as well as the Funds’ voting precedent for assessing relative independence to management, e.g., insiders holding senior executive positions are deemed less independent than affiliated outsiders with a transactional or advisory relationship to the company, and affiliated outsiders with a material transactional or advisory relationship are deemed less independent than those with lesser relationships.

(4)	Non-voting directors (e.g., director emeritus or advisory director) shall be excluded from calculations with respect to majority board independence.

(5)

When conditions contributing to a lack of majority independence remain substantially similar to those in the previous year, it shall generally be the policy of the Funds to vote on nominees in a manner consistent with votes cast by the Fund(s) in the previous year.

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, when the Agent recommends withholding support due to assessment that a nominee acted in bad faith or against shareholder interests in connection with a major transaction, such as a merger or acquisition, consider on a CASE-BY-CASE basis, factoring in the merits of the nominee’s performance and rationale and disclosure provided.

Performance Test for Directors

Consider nominees failing the Agent’s performance test, which includes market-based and operating performance measures, on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to such proposals.

Proposals Regarding Board Composition or Board Service

Generally, except as otherwise provided for herein, vote AGAINST shareholder proposals to impose new board structures or policies, including those requiring that the positions of chairman and CEO be held separately, except support proposals in connection with a binding agreement or other legal requirement to which an issuer has or reasonably may expect to become subject, and consider such proposals on a CASE-BY-CASE basis if the board is not majority independent or pervasive corporate governance concerns have been identified.  Generally, except as otherwise provided for herein, vote FOR management proposals to adopt or amend board structures or policies, except consider such proposals on a CASE-BY-CASE basis if the board is not majority independent, pervasive corporate governance concerns have been identified, or the proposal may result in a material reduction in shareholders’ rights.

Generally, vote AGAINST shareholder proposals asking that more than a simple majority of directors be independent.

Generally, vote AGAINST shareholder proposals asking that board compensation and/or nominating committees be composed exclusively of independent directors.

Generally, vote AGAINST shareholder proposals to limit the number of public company boards on which a director may serve.

Generally, vote AGAINST shareholder proposals that seek to redefine director independence or directors’ specific roles (e.g., responsibilities of the lead director).

Generally, vote AGAINST shareholder proposals requesting creation of additional board committees or offices, except as otherwise provided for herein.

Generally, vote FOR shareholder proposals that seek creation of an audit, compensation or nominating committee of the board, unless the committee in question is already in existence or the issuer has availed itself of an applicable exemption of the listing exchange (e.g., performance of relevant functions by a majority of independent directors in lieu of the formation of a separate committee).

Generally, vote AGAINST shareholder proposals to limit the tenure of outside directors or impose a mandatory retirement age for outside directors (unless the proposal seeks to relax existing standards), but generally DO NOT VOTE AGAINST management proposals in this regard.

Stock Ownership Requirements

Generally, vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.  Vote AGAINST proposals to limit or eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.  Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.  Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:

(1)                      The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and

(2)                      Only if the director’s legal expenses would be covered.

2.             Proxy Contests

These proposals should generally be analyzed on a CASE-BY-CASE basis.  Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals in connection with proxy contests being considered on behalf of that Fund.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

3.             Auditors

Ratifying Auditors

Generally, except in cases of poor accounting practices or high non-audit fees, vote FOR management proposals to ratify auditors.  Consider management proposals to ratify auditors on a CASE-BY-CASE basis if the Agent cites poor accounting practices.  If fees for non-audit services exceed 50 percent of total auditor fees as described below, consider on a CASE-BY-CASE basis, voting AGAINST management proposals to ratify auditors only if concerns exist that remuneration for the non-audit work is so lucrative as to taint the auditor’s independence.  For purposes of this review, fees deemed to be reasonable, generally non-recurring, exceptions to the non-audit fee category (e.g., those related to an IPO) shall be excluded.  If independence concerns exist or an issuer has a history of questionable accounting practices, also vote FOR shareholder proposals asking the issuer to present its auditor annually for ratification, but in other cases generally vote AGAINST.

Auditor Independence

Generally, consider shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services) on a CASE-BY-CASE basis.

Audit Firm Rotation:

Generally, vote AGAINST shareholder proposals asking for mandatory audit firm rotation.

4.             Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Generally, vote AGAINST proposals to classify the board or otherwise restrict shareholders’ ability to vote upon directors.

Generally, vote FOR proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Generally, vote AGAINST proposals that provide that directors may be removed only for cause.

Generally, vote FOR proposals to restore shareholder ability to remove directors with or without cause.

Generally, vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Generally, vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

If the company maintains a classified board of directors, generally, vote AGAINST management proposals to eliminate cumulative voting, except that such proposals may be supported irrespective of classification in furtherance of an issuer’s plan to adopt a majority voting standard.

In cases in which the company maintains a classified board of directors, generally vote FOR shareholder proposals to restore or permit cumulative voting.

Time-Phased Voting

Generally, vote AGAINST proposals to implement, and FOR proposals to eliminate, time-phased or other forms of voting that do not promote a one share, one vote standard.

Shareholder Ability to Call Special Meetings

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Generally, vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Generally, vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Generally, vote FOR proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Generally, vote FOR proposals that seek to fix the size of the board or designate a range for its size.

Generally, vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

5.             Tender Offer Defenses

Poison Pills

Generally, vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification, or to redeem its pill in lieu thereof, unless (1) shareholders have approved adoption of the plan, (2) a policy has already been implemented by the company that should reasonably prevent abusive use of the pill, or (3) the board had determined that it was in the best interest of shareholders to adopt a pill without delay, provided that such plan would be put to shareholder vote within twelve months of adoption or expire, and if not approved by a majority of the votes cast, would immediately terminate.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company’s poison pill.

Review on a CASE-BY-CASE basis management proposals to approve or ratify a poison pill or any plan that can reasonably be construed as an anti-takeover measure, with voting decisions generally based on the Agent’s approach to evaluating such proposals, considering factors such as rationale, trigger level and sunset provisions.  Votes will generally be cast in a manner that seeks to preserve shareholder value and the right to consider a valid offer, voting AGAINST management proposals in connection with poison pills or anti-takeover activities that do not meet the Agent’s standards.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Generally, vote FOR proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Review on a CASE-BY-CASE basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Generally, vote AGAINST dual-class exchange offers.

Generally, vote AGAINST dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments or other key proposals.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments, unless the proposal also asks the issuer to mount a solicitation campaign or similar form of comprehensive commitment to obtain passage of the proposal.

Supermajority Shareholder Vote Requirement to Approve Mergers

Generally, vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Generally, vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Generally, vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.

6.             Miscellaneous

Amendments to Corporate Documents

Except to align with legislative or regulatory changes or when support is recommended by the Agent or Investment Professional (including, for example, as a condition to a major transaction such as a merger), generally, vote AGAINST proposals seeking to remove shareholder approval requirements or otherwise remove or diminish shareholder rights, e.g., by (1) adding restrictive provisions, (2) removing provisions or moving them to portions of the charter not requiring shareholder approval, or (3) in corporate structures such as holding companies, removing provisions in an active subsidiary’s charter that provide voting rights to parent company shareholders.  This policy would also generally apply to proposals seeking approval of corporate agreements or amendments to such agreements that the Agent recommends AGAINST because a similar reduction in shareholder rights is requested.

Generally, vote AGAINST proposals for charter amendments that may support board entrenchment or may be used as an anti-takeover device, particularly if the proposal is bundled or the board is classified.

Generally, vote FOR proposals seeking charter or bylaw amendments to remove anti-takeover provisions.

Consider proposals seeking charter or bylaw amendments not addressed under these Guidelines on a CASE-BY-CASE basis.

Confidential Voting

Generally, vote FOR shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows:

•	In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.
•	If the dissidents agree, the policy remains in place.

•	If the dissidents do not agree, the confidential voting policy is waived.

Generally, vote FOR management proposals to adopt confidential voting.

Proxy Access

Consider on a CASE-BY-CASE basis shareholder proposals seeking access to management’s proxy material in order to nominate their own candidates to the board.

Majority Voting Standard

Except as otherwise provided for herein, it shall generally be the policy of the Funds to extend discretion to issuers to determine when it may be appropriate to adopt a majority voting standard.  Generally, vote FOR management proposals, irrespective of whether the proposal contains a plurality carve-out for contested elections, but AGAINST shareholder proposals unless also supported by management, seeking election of directors by the affirmative vote of the majority of votes cast in connection with a meeting of shareholders, including amendments to corporate documents or other actions in furtherance of such standard, and provided such standard when supported does not conflict with state law in which the company is incorporated.  For issuers with a history of board malfeasance or pervasive corporate governance concerns, consider such proposals on a CASE-BY-CASE basis.

Bundled Proposals

Except as otherwise provided for herein, review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals, generally voting AGAINST bundled proposals containing one or more items not supported under these Guidelines if the Agent or an Investment Professional deems the negative impact, on balance, to outweigh any positive impact.

Shareholder Advisory Committees

Review on a CASE-BY-CASE basis proposals to establish a shareholder advisory committee.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse expenses incurred in connection with shareholder proposals should be analyzed on a CASE-BY-CASE basis.

Other Business

In connection with proxies of U.S. issuers, generally vote FOR management proposals for Other Business, except in connection with a proxy contest in which a Fund is not voting in support of management.

Quorum Requirements

Review on a CASE-BY-CASE basis proposals to lower quorum requirements for shareholder meetings below a majority of the shares outstanding.

Advance Notice for Shareholder Proposals

Generally, vote FOR management proposals related to advance notice period requirements, provided that the period requested is in accordance with applicable law and no material governance concerns have been identified in connection with the issuer.

Multiple Proposals

Multiple proposals of a similar nature presented as options to the course of action favored by management may all be voted FOR, provided that support for a single proposal is not operationally required, no one proposal is deemed superior in the interest of the Fund(s), and each proposal would otherwise be supported under these Guidelines.

7.             Capital Structure

Analyze on a CASE-BY-CASE basis.

Common Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.  Except where otherwise indicated, the Agent’s proprietary approach, utilizing quantitative criteria (e.g., dilution, peer group comparison, company performance and history) to determine appropriate thresholds and, for requests marginally above such allowable threshold, a qualitative review (e.g., rationale and prudent historical usage), will generally be utilized in evaluating such proposals.

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, but consider on a CASE-BY-CASE basis those requests failing the Agent’s review for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized (e.g., in support of a merger or acquisition proposal).

•

Generally vote FOR proposals to authorize capital increases within the Agent’s allowable thresholds or those in excess but meeting Agent’s qualitative standards, unless the company states that the stock may be used as a takeover defense. In those cases, consider on a CASE-BY-CASE basis if a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

•

Generally vote FOR proposals to authorize capital increases exceeding the Agent’s thresholds when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

•	Generally, vote AGAINST proposals to increase the number of authorized shares of a class of stock if the issuance which the increase is intended to service is not supported under these Guidelines.
•	Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.
•

Consider management proposals to make changes to the capital structure not otherwise addressed under these Guidelines CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Dual Class Capital Structures

Generally, vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual class capital structures, but consider CASE-BY-CASE if (1) bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Generally, vote AGAINST management proposals to create or perpetuate dual class capital structures with unequal voting rights, and vote FOR shareholder proposals to eliminate them, in cases in which the relevant Fund owns the class with inferior voting rights, but generally vote FOR management proposals and AGAINST shareholder proposals in cases in which the relevant Fund owns the class with superior voting rights.  Consider CASE-BY-CASE if bundled with favorable proposal(s), (2) approval of such proposal(s) is a condition of such favorable proposal(s), or (3) part of a recapitalization for which support is recommended by the Agent or an Investment Professional.

Consider management proposals to eliminate or make changes to dual class capital structures CASE-BY-CASE, generally voting with the Agent’s recommendation unless a contrary recommendation has been received from the Investment Professional for the relevant Fund and is to be utilized.

Stock Distributions: Splits and Dividends

Generally, vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares falls within the Agent’s allowable thresholds, but consider on a CASE-BY-CASE basis those proposals exceeding the Agent’s threshold for proposals in connection with which a contrary recommendation from the Investment Professional(s) has been received and is to be utilized.

Reverse Stock Splits

Consider on a CASE-BY-CASE basis management proposals to implement a reverse stock split.  In the event the split constitutes a capital increase effectively exceeding the Agent’s allowable threshold because the request does not proportionately reduce the number of shares authorized, vote FOR the split if management has provided adequate rationale and/or disclosure.

Preferred Stock

Generally, vote AGAINST proposals authorizing the issuance of preferred stock or creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock), but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to effect a merger or acquisition proposal.

Generally, vote FOR proposals to issue or create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.  Generally vote AGAINST in cases where the company expressly states that, or fails to disclose whether, the stock may be used as a takeover defense, but vote FOR if the Agent or an Investment Professional so recommends because the issuance is required to address special circumstances such as a merger or acquisition.

Generally, vote FOR proposals to authorize or issue preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Generally, vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Generally, vote FOR management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a CASE-BY-CASE basis shareholder proposals that seek preemptive rights or management proposals that seek to eliminate them.  In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

Share Repurchase Programs

Generally, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, but vote AGAINST plans with terms favoring selected, non-Fund parties.

Generally, vote FOR management proposals to cancel repurchased shares.

Generally, vote AGAINST proposals for share repurchase methods lacking adequate risk mitigation or exceeding appropriate volume or duration parameters for the market as assessed by the Agent.

Tracking Stock

Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis.

8.             Executive and Director Compensation

Except as otherwise provided for herein, votes with respect to compensation and employee benefit plans should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, which includes determination of costs and comparison to an allowable cap.

•

Generally, vote in accordance with the Agent’s recommendations FOR equity-based plans with costs within such cap and AGAINST those with costs in excess of it, except that plans above the cap may be supported if so recommended by the Agent or Investment Professional as a condition to a major transaction such as a merger.

•

Generally, vote AGAINST plans if the Agent suggests cost or dilution assessment may not be possible due to the method of disclosing shares allocated to the plan(s), except that such concerns arising in connection with evergreen provisions shall be considered CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

•	Generally, vote FOR plans with costs within the cap if the primary considerations raised by the Agent pertain to matters that would not result in a negative vote under these

Guidelines on the relevant board or committee member(s), or equity compensation burn rate or pay for performance as defined by Agent.
•	Generally, vote AGAINST plans administered by potential grant recipients.
•

Generally, vote AGAINST proposals to eliminate existing shareholder approval requirements for plan changes assessed as material by the Agent, unless the company has provided a reasonable rationale and/or adequate disclosure regarding the requested changes.

•	Consider plans CASE-BY-CASE if the Agent raises other considerations not otherwise provided for herein.

Restricted Stock or Stock Option Plans

Consider proposals for restricted stock or stock option plans, or the issuance of shares in connection with such plans, on a CASE-BY-CASE basis, considering factors such as level of disclosure and adequacy of vesting or performance requirements.  Plans that do not meet the Agent’s criteria in this regard may be supported, but vote AGAINST if no disclosure is provided regarding either vesting or performance requirements.

Management Proposals Seeking Approval to Reprice Options

Review on a CASE-BY-CASE basis management proposals seeking approval to reprice, replace or exchange options, considering factors such as rationale, historic trading patterns, value-for-value exchange, vesting periods and replacement option terms.  Generally, vote FOR proposals that meet the Agent’s criteria for acceptable repricing, replacement or exchange transactions, except that considerations raised by the Agent regarding burn rate or executive participation shall not be grounds for withholding support.

Vote AGAINST compensation plans that (1) permit or may permit (e.g., history of repricing and no express prohibition against future repricing) repricing of stock options, or any form or alternative to repricing, without shareholder approval, (2) include provisions that permit repricing, replacement or exchange transactions that do not meet the Agent’s criteria (except regarding burn rate or executive participation as noted above), or (3) give the board sole discretion to approve option repricing, replacement or exchange programs.

Director Compensation

Votes on stock-based plans for directors are made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s quantitative approach described above as well as a review of qualitative features of the plan in cases in which costs exceed the Agent’s threshold.  DO NOT VOTE AGAINST plans for which burn rate is the sole consideration raised by the Agent.

Employee Stock Purchase Plans

Votes on employee stock purchase plans, and capital issuances in support of such plans, should be made on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, except that negative recommendations by the Agent due to evergreen provisions will be reviewed CASE-BY-CASE, voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the plan as a whole.

OBRA-Related Compensation Proposals

Votes on plans intended to qualify for favorable tax treatment under the provisions of Section 162(m) of OBRA should be evaluated irrespective of the Agent’s assessment of board independence, provided that the board meets the independence requirements of the relevant listing exchange and no potential recipient under the plan(s) sits on the committee that exercises discretion over the related compensation awards.  Unless the issuer has provided a compelling rationale, generally vote with the Agent’s recommendations AGAINST plans that deliver excessive compensation that fails to qualify for favorable tax treatment.

Amendments that Place a Cap on Annual Grants or Amend Administrative Features

Generally, vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

Amendments to Add Performance-Based Goals

Generally, vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

Amendments to Increase Shares and Retain Tax Deductions Under OBRA

Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a CASE-BY-CASE basis, generally voting FOR such plans that do not raise any negative concerns under these Guidelines.

Approval of Cash or Cash-and-Stock Bonus Plans

Generally, vote FOR cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA, with primary consideration given to management’s assessment that such plan meets the requirements for exemption of performance-based compensation.

Shareholder Proposals Regarding Executive and Director Pay

Regarding the remuneration of individuals other than senior executives and directors, generally, vote AGAINST shareholder proposals that seek to expand or restrict disclosure or require shareholder approval beyond regulatory requirements and market practice.  Vote AGAINST shareholder proposals that seek disclosure of executive or director compensation if providing it would be out of step with market practice and potentially disruptive to the business.

Unless evidence exists of abuse in historical compensation practices, and except as otherwise provided for herein, generally vote AGAINST shareholder proposals that seek to impose new compensation structures or policies, such as “claw back” recoupments or advisory votes.

Severance and Termination Payments

Generally, vote FOR shareholder proposals to have parachute arrangements submitted for shareholder ratification (with “parachutes” defined as compensation arrangements related to termination that specify change in control events) and provided that the proposal does not include unduly restrictive or arbitrary provisions such as advance approval requirements.

Generally vote AGAINST shareholder proposals to submit executive severance agreements for shareholder ratification, unless such proposals specify change in control events, Supplemental Executive Retirement Plans, or deferred executive compensation plans, or ratification is required by the listing exchange.

Review on a CASE-BY-CASE basis all proposals to approve, ratify or cancel executive severance or termination arrangements, including those related to executive recruitment or retention, generally voting FOR such compensation arrangements if the issuer has provided adequate rationale and/or disclosure or support is recommended by the Agent or Investment Professional (e.g., as a condition to a major transaction such as a merger).  However, vote in accordance with the Agent’s recommendations FOR new or materially amended plans, contracts or payments that require change in control provisions to be double-triggered and defined to require an actual change in control, except that plans, contracts or payments not meeting such standards may be supported if mitigating provisions or board actions (e.g., clawbacks) are present.

Employee Stock Ownership Plans (ESOPs)

Generally, vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Generally, vote FOR proposals to implement a 401(k) savings plan for employees.

Holding Periods

Generally, vote AGAINST proposals requiring mandatory periods for officers and directors to hold company stock.

Advisory Votes on Executive Compensation

Generally, management proposals seeking ratification of the company’s compensation program will be voted FOR unless the program includes practices or features not supported under these Guidelines and the proposal receives a negative recommendation from the Agent.  Unless otherwise provided for herein, proposals not receiving the Agent’s support due to concerns regarding severance/termination payments, incentive structures or vesting or performance criteria not otherwise supported by these Guidelines will be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration.

9.             State of Incorporation

Voting on State Takeover Statutes

Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation should be examined on a CASE-BY-CASE basis, generally supporting management proposals not assessed by the Agent as a potential takeover defense, but if so assessed, weighing management’s rationale for the change.  Generally, vote FOR management reincorporation proposals upon which another key proposal, such as a merger transaction, is contingent if the other key proposal is also supported.  Generally, vote AGAINST shareholder reincorporation proposals not also supported by the company.

10.          Mergers and Corporate Restructurings

Input from the Investment Professional(s) for a given Fund shall be given primary consideration with respect to proposals regarding business combinations, particularly those between otherwise unaffiliated parties, or other corporate restructurings being considered on behalf of that Fund.

Generally, vote FOR a proposal not typically supported under these Guidelines if a key proposal, such as a merger transaction, is contingent upon its support and a vote FOR is accordingly recommended by the Agent or an Investment Professional.

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis.

Corporate Restructuring

Votes on corporate restructuring proposals, including demergers, minority squeezeouts, leveraged buyouts, spinoffs, liquidations, dispositions, divestitures and asset sales, should be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Adjournment

Generally, vote FOR proposals to adjourn a meeting to provide additional time for vote solicitation when the primary proposal is also voted FOR.

Appraisal Rights

Generally, vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

Changing Corporate Name

Generally, vote FOR changing the corporate name.

11.          Mutual Fund Proxies

Election of Directors

Vote the election of directors on a CASE-BY-CASE basis.

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a CASE-BY-CASE basis.

Proxy Contests

Vote proxy contests on a CASE-BY-CASE basis.

Investment Advisory Agreements

Vote the investment advisory agreements on a CASE-BY-CASE basis.

Approving New Classes or Series of Shares

Generally, vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a CASE-BY-CASE basis.

1940 Act Policies

Vote these proposals on a CASE-BY-CASE basis.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a CASE-BY-CASE basis.

Change Fundamental Investment Objective to Nonfundamental

Generally, consider proposals to change a fund’s fundamental investment objective to nonfundamental on a CASE-BY-CASE basis.

Name Rule Proposals

Vote these proposals on a CASE-BY-CASE basis.

Disposition of Assets/Termination/Liquidation

Vote these proposals on a CASE-BY-CASE basis.

Changes to the Charter Document

Vote changes to the charter document on a CASE-BY-CASE basis.

Changing the Domicile of a Fund

Vote reincorporations on a CASE-BY-CASE basis.

Change in Fund’s Subclassification

Vote these proposals on a CASE-BY-CASE basis.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval

Generally, vote FOR these proposals.

Distribution Agreements

Vote these proposals on a CASE-BY-CASE basis.

Master-Feeder Structure

Generally, vote FOR the establishment of a master-feeder structure.

Mergers

Vote merger proposals on a CASE-BY-CASE basis.

Establish Director Ownership Requirement

Generally, vote AGAINST shareholder proposals for the establishment of a director ownership requirement.

Reimburse Shareholder for Expenses Incurred

Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.

Terminate the Investment Advisor

Vote to terminate the investment advisor on a CASE-BY-CASE basis.

12.          Social and Environmental Issues

These issues cover a wide range of topics.  In general, unless otherwise specified herein, vote CASE-BY-CASE.  While a wide variety of factors may go into each analysis, the overall principle guiding all vote recommendations focuses on how or whether the proposal will enhance the economic value of the company.  Because a company’s board is likely to have access to relevant, non-public information regarding a company’s business, such proposals will generally be voted in a manner intended to give the board (rather than shareholders) latitude to set corporate policy and oversee management.

Absent concurring support from the issuer, compelling evidence of abuse, significant public controversy or litigation, the issuer’s significant history of relevant violations; or activities not in step with market practice or regulatory requirements, or unless provided for otherwise herein, generally vote AGAINST shareholder proposals seeking to dictate corporate conduct, apply existing law, duplicate policies already substantially in place and/or addressed by the issuer, or release information that would not help a shareholder evaluate an investment in the corporation as an economic matter.  Such proposals would generally include those seeking preparation of reports and/or implementation or additional disclosure of corporate policies related to issues such as consumer and public safety, environment and energy, labor standards and human rights, military business and political concerns, workplace diversity and non-discrimination, sustainability, social issues, vendor activities, economic risk or matters of science and engineering.

13.                               Global Proxies

The foregoing Guidelines provided in connection with proxies of U.S. issuers shall also be applied to global proxies where applicable and not provided for otherwise herein.  The following provide for differing regulatory and legal requirements, market practices and political and economic systems existing in various global markets.

Unless otherwise provided for herein, it shall generally be the policy of the Funds to vote AGAINST global proxy proposals in cases in which the Agent recommends voting AGAINST such proposal because relevant disclosure by the issuer, or the time provided for consideration of such disclosure, is inadequate.  For purposes of these global Guidelines, “AGAINST” shall mean withholding of support for a proposal, resulting in submission of a vote of AGAINST or ABSTAIN, as appropriate for the given market and level of concern raised by the Agent regarding the issue or lack of disclosure or time provided.

In connection with practices described herein that are associated with a firm AGAINST vote, it shall generally be the policy of the Funds to consider them on a CASE-BY-CASE basis if the Agent recommends their support (1) as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes) or (2) as the more favorable choice in cases in which shareholders must choose between alternate proposals.

Routine Management Proposals

Generally, vote FOR the following and other similar routine management proposals:

•	the opening of the shareholder meeting
•	that the meeting has been convened under local regulatory requirements
•	the presence of quorum
•	the agenda for the shareholder meeting
•	the election of the chair of the meeting
•	the appointment of shareholders to co-sign the minutes of the meeting
•	regulatory filings (e.g., to effect approved share issuances)
•	the designation of inspector or shareholder representative(s) of minutes of meeting
•	the designation of two shareholders to approve and sign minutes of meeting
•	the allowance of questions
•	the publication of minutes
•	the closing of the shareholder meeting

Discharge of Management/Supervisory Board Members

Generally, vote FOR management proposals seeking the discharge of management and supervisory board members, unless the Agent recommends AGAINST due to concern about the past actions of the company’s auditors or directors or legal action is being taken against the board by other shareholders, including when the proposal is bundled.

Director Elections

Unless otherwise provided for herein, the Agent’s standards with respect to determining director independence shall apply.  These standards generally provide that, to be considered completely independent, a director shall have no material connection to the company other than the board seat.

Agreement with the Agent’s independence standards shall not dictate that a Fund’s vote shall be cast according to the Agent’s corresponding recommendation.  Further, unless otherwise provided for herein, the application of Guidelines in connection with such standards shall apply only in cases in which the nominee’s level of independence can be ascertained based on available disclosure.  These policies generally apply to director nominees in uncontested elections; votes in contested elections, and votes on director nominees not subject to policies described herein, should be made on a CASE-BY-CASE basis, with primary consideration in contested elections given to input from the Investment Professional(s) for a given Fund.

For issuers domiciled in Canada, Finland, France, Ireland, the Netherlands, Sweden or tax haven markets, generally vote AGAINST non-independent directors in cases in which the full board serves as the audit committee, or the company does not have an audit committee.

For issuers in all markets, including those in tax haven markets and those in Japan that have adopted the U.S.-style board-with-committees structure, vote AGAINST non-independent nominees to the audit committee, or, if the slate of nominees is bundled, vote AGAINST the slate.  If the slate is bundled and audit committee membership is unclear or proposed as a separate agenda item, vote FOR if the Agent otherwise recommends support.  For Canadian issuers, the Funds’ U.S. Guidelines with respect to audit committees shall apply.

In tax haven markets, DO NOT VOTE AGAINST non-independent directors in cases in which the full board serves as the compensation committee, or the company does not have a compensation committee.

DO NOT VOTE AGAINST non-independent directors who sit on the compensation or nominating committees, provided that such committees meet the applicable independence requirements of the relevant listing exchange.

In cases in which committee membership is unclear, consider non-independent director nominees on a CASE-BY-CASE basis if no other issues have been raised in connection with his/her nomination.

Generally follow Agent’s recommendations to vote AGAINST individuals nominated as outside/non-executive directors who do not meet the Agent’s standard for independence, unless the slate of nominees is bundled, in which case the proposal(s) to elect board members shall be considered on a CASE-BY-CASE basis.

For issuers in tax haven markets, generally withhold support (AGAINST or ABSTAIN, as appropriate) from bundled slates of nominees if the board is non-majority independent.  For issuers in Canada and other global markets, generally follow the Agent’s standards for withholding support from bundled slates or non-independent directors (typically excluding the CEO), as applicable, if the board does not meet the Agent’s independence standards or the board’s independence cannot be ascertained due to inadequate disclosure.

Generally, withhold support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees presented in a manner not aligned with market practice and/or legislation, including:

•	bundled slates of nominees (e.g., France, Hong Kong or Spain);
•	simultaneous reappointment of retiring directors (e.g., South Africa);
•

in markets with term lengths capped by legislation or market practice, nominees whose terms exceed the caps or are not disclosed (except that bundled slates with such lack of disclosure shall be considered on a CASE-BY-CASE basis); or

•

nominees whose names are not disclosed in advance of the meeting (e.g., Austria, Philippines, Hong Kong or South Africa) or far enough in advance relative to voting deadlines (e.g., Italy) to make an informed voting decision.

Such criteria will not generally provide grounds for withholding support in countries in which they may be identified as best practice but such legislation or market practice is not yet applicable, unless specific governance shortfalls identified by the Agent dictate that less latitude should be extended to the issuer.

Generally vote FOR nominees without regard to recommendations that the position of chairman should be separate from that of CEO or otherwise required to be independent, unless other concerns requiring CASE-BY-CASE consideration have been raised.  The latter would include former CEOs proposed as board chairmen in markets such as the United Kingdom for which best practice and the Agent recommend against such practice.

In cases in which cumulative or net voting applies, generally vote with Agent’s recommendation to support nominees asserted by the issuer to be independent, even if independence disclosure or criteria fall short of Agent’s standards.

Consider nominees for whom the Agent has raised concerns regarding scandals or internal controls on a CASE-BY-CASE basis, generally withholding support (AGAINST or ABSTAIN, as appropriate) from nominees or slates of nominees when:

•	the scandal or shortfall in controls took place at the company, or an affiliate, for which the nominee is being considered;
•	culpability can be attributed to the nominee (e.g., nominee manages or audits relevant function), and
•	the nominee has been directly implicated, with resulting arrest and criminal charge or regulatory sanction.

Consider non-independent nominees on a CASE-BY-CASE basis when the Agent has raised concerns regarding diminished shareholder value as evidenced by a significant drop in share price, generally voting with Agent’s recommendation AGAINST such nominees when few, if any, outside directors are present on the board and:

•	the founding family has retained undue influence over the company despite a history of scandal or problematic controls;
•	the nominees have engaged in protectionist activities such as introduction of a poison pill or preferential and/or dilutive share issuances; or
•	evidence exists regarding compliance or accounting shortfalls.

For markets such as the tax havens, Australia, Canada, Hong Kong, Japan, Malaysia, Singapore and South Africa (and for outside directors in South Korea) in which nominees’ attendance records are adequately disclosed, the Funds’ U.S. Guidelines with respect to director attendance shall apply.  The same policy shall be applied regarding attendance by statutory auditors of Japanese companies.

Consider self-nominated director candidates on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates, except that (1) an unqualified candidate will generally not be supported simply to effect a “protest vote” and (2) cases of multiple self-nominated candidates may be considered as a proxy contest if similar issues are raised (e.g., potential change in control).

Generally vote FOR nominees without regard to “over-boarding” issues raised by the Agent unless other concerns requiring CASE-BY-CASE consideration have been raised.

Generally, vote with Agent’s recommendation to withhold support (AGAINST or ABSTAIN, as appropriate) from nominees for whom support has become moot since the time the individual was nominated (e.g., due to death, disqualification or determination not to accept appointment).

Generally, vote with Agent’s recommendation when more candidates are presented than available seats and no other provisions under these Guidelines apply.

For companies incorporated in tax haven markets but which trade exclusively in the U.S., the Funds’ U.S. Guidelines with respect to director elections shall apply.

Board Structure

Generally, vote FOR proposals to fix board size, but also support proposals seeking a board range if the range is reasonable in the context of market practice and anti-takeover considerations.  Proposed article amendments in this regard shall be considered on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals.

Director and Officer Indemnification and Liability Protection

Generally, vote in accordance with the Agent’s standards for indemnification and liability protection for officers and directors, voting AGAINST overly broad provisions.

Independent Statutory Auditors

With respect to Japanese companies that have not adopted the U.S.-style board-with-committees structure, vote AGAINST any nominee to the position of “independent statutory auditor” whom the Agent considers affiliated, e.g., if the nominee has worked a significant portion of his career for the company, its main bank or one of its top shareholders.  Where shareholders are forced to vote on multiple nominees in a single resolution, vote AGAINST all nominees.  In cases in which multiple slates of statutory auditors are presented, generally vote with the Agent’s recommendation, typically to support nominees deemed to be more independent and/or aligned with interests of minority shareholders.

Generally, vote AGAINST incumbent nominees at companies implicated in scandals or exhibiting poor internal controls.

Key Committees

Generally, vote AGAINST proposals that permit non-board members to serve on the audit, compensation or nominating committee, provided that bundled slates may be supported if no slate nominee serves on the relevant committee(s).  If not otherwise addressed under these Guidelines, consider other negative recommendations from the Agent regarding committee members on a CASE-BY-CASE basis.

Director and Statutory Auditor Remuneration

Consider director compensation plans on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such proposals, while also factoring in the merits of the rationale and disclosure provided.  Generally, vote FOR proposals to approve the remuneration of directors and auditors as long as the amount is not excessive (e.g., significant increases should be supported by adequate rationale and disclosure), there is no evidence of abuse, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  For Toronto Stock Exchange (TSX) issuers, the Agent’s limits with respect to equity awards to non-employee directors shall apply.

Bonus Payments

With respect to Japanese companies, generally vote FOR retirement bonus proposals if all payments are for directors and auditors who have served as executives of the company.  Generally vote AGAINST such proposals if one or more payments are for non-executive, affiliated directors or statutory auditors when one or more of the individuals to whom the grants are being proposed (1) has not served in an executive capacity for the company for at least three years or (2) has been designated by the company as an independent statutory auditor, regardless of the length of time he/she has served.  In all markets, if issues have been raised regarding a scandal or internal controls, generally vote AGAINST bonus proposals for retiring directors or continuing directors or auditors when culpability can be attributed to the nominee (e.g., if a Fund is also voting AGAINST the nominee under criteria herein regarding issues of scandal or internal controls), unless bundled with bonuses for a majority of directors or auditors a Fund is voting FOR.

Stock Option Plans for Independent Internal Statutory Auditors

With respect to Japanese companies, follow the Agent’s guidelines with respect to proposals regarding option grants to independent internal statutory auditors or other outside parties, generally voting AGAINST such plans.

Compensation Plans

Unless otherwise provided for herein, votes with respect to compensation plans, and awards thereunder or capital issuances in support thereof, should be determined on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such plans, considering quantitative or qualitative factors as appropriate for the market.

Amendment Procedures for Equity Compensation Plans and ESPPs

For TSX issuers, votes with respect to amendment procedures for security-based compensation arrangements and employee share purchase plans shall generally be cast in a manner designed to preserve shareholder approval rights, with voting decisions generally based on the Agent’s recommendation.

Shares Reserved for Equity Compensation Plans

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s methodology, including classification of a company’s stage of development as growth or mature and the corresponding determination as to reasonability of the share requests.

Generally, vote AGAINST equity compensation plans (e.g., option, warrant, restricted stock or employee share purchase plans or participation in company offerings such as IPOs or private placements), the issuance of shares in connection with such plans, or related management proposals (e.g., article amendments) that:

•	exceed Agent’s recommended dilution limits, including cases in which the Agent suggests dilution cannot be fully assessed (e.g., due to inadequate disclosure);
•

provide deep or near-term discounts to executives or directors, unless discounts to executives are deemed by the Agent to be adequately mitigated by other requirements such as long-term vesting (e.g., Japan) or broad-based employee participation otherwise meeting Agent’s standards (e.g., France);

•	are administered with discretion by potential grant recipients, unless such discretion is deemed acceptable by the Agent due to market practice or other mitigating provisions;
•	provide for retirement benefits or equity incentive awards to outside directors if not in line with market practice (e.g., Australia, Belgium, The Netherlands);
•	permit financial assistance in the form of non-recourse (or essentially non-recourse) loans in connection with executive’s participation;
•	for matching share plans, do not meet the Agent’s standards, considering holding period, discounts, dilution, participation, purchase price and performance criteria;
•

provide for vesting upon change in control if deemed by the Agent to evidence a conflict of interest or anti-takeover device or if the change in control definition is too liberal (e.g., does not result in actual change in control);

•

provide no disclosure regarding vesting or performance criteria (provided that proposals providing disclosure in one or both areas, without regard to Agent’s criteria for such disclosure, shall be supported provided they otherwise satisfy these Guidelines);

•	permit post-employment vesting if deemed inappropriate by the Agent;
•

allow plan administrators to make material amendments without shareholder approval unless adequate prior disclosure has been provided, with such voting decisions generally based on the Agent’s approach to evaluating such plans; or

•

provide for retesting in connection with achievement of performance hurdles unless the Agent’s analysis indicates that (1) performance targets are adequately increased in proportion to the additional time available, (2) the retesting is de minimis as a percentage of overall compensation or is acceptable relative to market practice, or (3) the issuer has committed to cease retesting within a reasonable period of time.

Generally, vote FOR such plans/awards or the related issuance of shares that (1) do not suffer from the defects noted above, or (2) otherwise meet the Agent’s tests if the considerations raised by the Agent pertain primarily to performance hurdles, contract or notice periods, discretionary bonuses, recruitment awards, retention incentives, non-compete payments or vesting upon change in control (other than addressed above), if the company has provided adequate disclosure and/or a reasonable rationale regarding the relevant plan/award, practice or participation, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, market practice of the primary country in which a company does business, or in which an employee is serving, as applicable, shall supersede that of the issuer’s domicile.

Consider proposals in connection with such plans or the related issuance of shares in other instances on a CASE-BY-CASE basis.

Remuneration Reports

Generally, withhold support (AGAINST or ABSTAIN as appropriate for specific market and level of concerns identified by the Agent) from remuneration reports that include compensation plans permitting:

(1)	practices or features not supported under these Guidelines, including financial assistance under the conditions described above;
(2)	retesting deemed by the Agent to be excessive relative to market practice (irrespective of the Agent’s support for the report as a whole);
(3)	long-term incentive plans deemed by the Agent to be inadequately based on equity awards (e.g., cash-based plans);
(4)	equity award valuation triggering a negative recommendation from the Agent; or
(5)

provisions for retirement benefits or equity incentive awards to outside directors if not in line with market practice, except that reports will generally be voted FOR if contractual components are reasonably aligned with market practices on a going-forward basis (e.g., existing obligations related to retirement benefits or terms contrary to evolving standards would not preclude support for the report).

Reports receiving the Agent’s support and not triggering the concerns cited above will generally be voted FOR.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to concerns regarding severance/termination payments, “leaver” status, incentive structures and vesting or performance criteria not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, generally voted FOR if the company has provided a reasonable rationale and/or adequate disclosure regarding the matter(s) under consideration, the recipient’s overall compensation appears reasonable, and the board and/or responsible committee meets exchange standards for independence.  Reports with typically unsupported features may be voted FOR in cases in which the Agent recommends their initial support as the issuer or market transitions to better practices (e.g., having committed to new regulations or governance codes).

Shareholder Proposals Regarding Executive and Director Pay

The Funds’ U.S. Guidelines with respect to such shareholder proposals shall apply.

General Share Issuances

Unless otherwise provided for herein, voting decisions shall generally be based on the Agent’s practice to determine support for general issuance requests (with or without preemptive rights),

or related requests to repurchase and reissue shares, based on their amount relative to currently issued capital, appropriate volume and duration parameters, and market-specific considerations (e.g., priority right protections in France, reasonable levels of dilution and discount in Hong Kong).  Requests to reissue repurchased shares will not be supported unless a related general issuance request is also supported.

Consider specific issuance requests on a CASE-BY-CASE basis based on the proposed use and the company’s rationale.

Generally, vote AGAINST proposals to issue shares (with or without preemptive rights), convertible bonds or warrants, to grant rights to acquire shares, or to amend the corporate charter relative to such issuances or grants in cases in which concerns have been identified by the Agent with respect to inadequate disclosure, inadequate restrictions on discounts, failure to meet the Agent’s standards for general issuance requests, or authority to refresh share issuance amounts without prior shareholder approval.

Generally, vote AGAINST nonspecific proposals authorizing excessive discretion to a board, as assessed by the Agent.

Increases in Authorized Capital

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, as follows.  Generally:

•

Vote FOR nonspecific proposals, including bundled proposals, to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

•	Vote FOR specific proposals to increase authorized capital, unless:
• the specific purpose of the increase (such as a share-based acquisition or merger) does not meet these Guidelines for the purpose being proposed; or
• the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.
•	Vote AGAINST proposals to adopt unlimited capital authorizations.
•	The Agent’s market-specific exceptions to the above parameters (e.g., The Netherlands, due to hybrid market controls) shall be applied.

Preferred Stock

Unless otherwise provided for herein, voting decisions should generally be based on the Agent’s approach, including:

•

Vote FOR the creation of a new class of preferred stock or issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

•

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the Agent’s guidelines on equity issuance requests.

•

Vote AGAINST the creation of (1) a new class of preference shares that would carry superior voting rights to the common shares or (2) blank check preferred stock unless the board states that the authorization will not be used to thwart a takeover bid.

Poison Pills/Protective Preference Shares

Generally, vote AGAINST management proposals in connection with poison pills or anti-takeover activities (e.g., disclosure requirements or issuances, transfers or repurchases) that do not meet the Agent’s standards.  Generally vote in accordance with Agent’s recommendation to withhold support from a nominee in connection with poison pill or anti-takeover considerations when culpability for the actions can be specifically attributed to the nominee.  Generally DO NOT VOTE AGAINST director remuneration in connection with poison pill considerations raised by the Agent.

Waiver on Tender-Bid Requirement

Generally, consider proposals on a CASE-BY-CASE basis seeking a waiver for a major shareholder from the requirement to make a buyout offer to minority shareholders, voting FOR when little concern of a creeping takeover exists and the company has provided a reasonable rationale for the request.

Approval of Financial Statements and Director and Auditor Reports

Generally, vote FOR management proposals seeking approval of financial accounts and reports, unless there is concern about the company’s financial accounts and reporting, which, in the case of related party transactions, would include concerns raised by the Agent regarding consulting agreements with non-executive directors but not severance/termination payments exceeding the Agent’s standards for multiples of annual compensation, provided the recipient’s overall compensation appears reasonable and the board and/or responsible committee meets exchange standards for independence.  Unless otherwise provided for herein, reports not receiving the Agent’s support due to other concerns regarding severance/termination payments not otherwise supported by these Guidelines shall be considered on a CASE-BY-CASE basis, factoring in the merits of the rationale and disclosure provided and generally voted FOR if the overall compensation package and/or program at issue appears reasonable.  Generally, vote AGAINST board-issued reports receiving a negative recommendation from the Agent due to concerns regarding independence of the board or the presence of non-independent directors on the audit committee.  However, generally do not withhold support from such proposals in connection with remuneration practices otherwise supported under these Guidelines or as a means of expressing disapproval of broader practices of the issuer or its board.

Remuneration of Auditors

Generally, vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

Indemnification of Auditors

Generally, vote AGAINST proposals to indemnify auditors.

Ratification of Auditors and Approval of Auditors’ Fees

For Canadian issuers, the Funds’ U.S. Guidelines with respect to auditors and auditor fees shall apply.  For other markets, generally, follow the Agent’s standards for proposals seeking auditor ratification or approval of auditors’ fees, which indicate a vote FOR such proposals for companies in the MSCI EAFE index, provided the level of audit fee disclosure meets the Agent’s standards.  In other cases, generally vote FOR such proposals unless there are material concerns raised by the Agent about the auditor’s practices or independence.

Audit Commission

Consider nominees to the audit commission on a CASE-BY-CASE basis, with voting decisions generally based on the Agent’s approach to evaluating such candidates.

Allocation of Income and Dividends

With respect to Japanese companies, consider management proposals concerning allocation of income and the distribution of dividends, including adjustments to reserves to make capital available for such purposes, on a CASE-BY-CASE basis, generally voting with the Agent’s recommendations to support such proposals unless:

•	the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
•	the payout is excessive given the company’s financial position.

Consider such proposals by issuers in other markets on a CASE-BY-CASE basis if the Agent makes a negative recommendation.  In any markets, in the event management offers multiple dividend proposals on the same agenda, primary consideration shall be given to input from the relevant Investment Professional(s) and voted with the Agent’s recommendation if no input is received.

Stock (Scrip) Dividend Alternatives

Generally, vote FOR most stock (scrip) dividend proposals, but vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Debt Instruments

Generally, vote AGAINST proposals authorizing excessive discretion, as assessed by the Agent, to a board to issue or set terms for debt instruments (e.g., commercial paper).

Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

Generally, vote FOR debt issuances for companies when the gearing level is between zero and 100 percent.  Review on a CASE-BY-CASE basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent, or for which inadequate disclosure precludes calculation of the gearing level, comparing any such proposed debt issuance to industry and market standards, and with voting decisions generally based on the Agent’s approach to evaluating such requests.

Financing Plans

Generally, vote FOR the adoption of financing plans if they are in the best economic interests of shareholders.

Related Party Transactions

Consider related party transactions on a CASE-BY-CASE basis.  Generally, vote FOR approval of such transactions unless the agreement requests a strategic move outside the company’s charter or contains unfavorable or high-risk terms (e.g., deposits without security interest or guaranty).

Approval of Donations

Generally, vote AGAINST such proposals unless adequate, prior disclosure of amounts is provided; if so, single- or multi-year authorities may be supported.

Capitalization of Reserves

Generally, vote FOR proposals to capitalize the company’s reserves for bonus issues of shares or to increase the par value of shares.

Investment of Company Reserves

These proposals should generally be analyzed on a CASE-BY-CASE basis, with primary consideration given to input from the Investment Professional(s) for a given Fund.

Article Amendments

Review on a CASE-BY-CASE basis all proposals seeking amendments to the articles of association.

Generally, vote FOR an article amendment if:

•	it is editorial in nature;
•	shareholder rights are protected;
•	there is negligible or positive impact on shareholder value;
•	management provides adequate reasons for the amendments or the Agent otherwise supports management’s position;
•	it seeks to discontinue and/or delist a form of the issuer’s securities in cases in which the relevant Fund does not hold the affected security type; or
•	the company is required to do so by law (if applicable).

Generally, vote AGAINST an article amendment if:

•	it removes or lowers quorum requirements for board or shareholder meetings below levels recommended by the Agent;
•	it reduces relevant disclosure to shareholders;
•	it seeks to align the articles with provisions of another proposal not supported by these Guidelines;
•	it is not supported under these Guidelines, is presented within a bundled proposal, and the Agent deems the negative impact, on balance, to outweigh any positive impact; or

•

it imposes a negative impact on existing shareholder rights, including rights of the Funds, to the extent that any positive impact would not be deemed by the Agent to be sufficient to outweigh removal or diminution of such rights.

With respect to article amendments for Japanese companies:

•	Generally vote FOR management proposals to amend a company’s articles to expand its business lines.
•

Generally vote FOR management proposals to amend a company’s articles to provide for an expansion or reduction in the size of the board, unless the expansion/reduction is clearly disproportionate to the growth/decrease in the scale of the businessor raises anti-takeover concerns.

•

If anti-takeover concerns exist, generally vote AGAINST management proposals, including bundled proposals, to amend a company’s articles to authorize the Board to vary the annual meeting record date or to otherwise align them with provisions of a takeover defense.

•

Generally follow the Agent’s guidelines with respect to management proposals regarding amendments to authorize share repurchases at the board’s discretion, voting AGAINST proposals unless there is little to no likelihood of a “creeping takeover” (major shareholder owns nearly enough shares to reach a critical control threshold) or constraints on liquidity (free float of shares is low), and where the company is trading at below book value or is facing a real likelihood of substantial share sales; or where this amendment is bundled with other amendments which are clearly in shareholders’ interest.

Other Business

In connection with global proxies, vote in accordance with the Agent’s market-specific recommendations on management proposals for Other Business, generally AGAINST.

PART C — OTHER INFORMATION

Item 25.                  Financial Statements and Exhibits:

1.                                       Financial Statements:

The Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 will be included in Part B of the Registration Statement.

2.	Exhibits

	(a)	(i)	Certificate of Trust dated November 6, 2007 - filed as an exhibit to the Initial Registration Statement on Form N-2 filed on November 13, 2007 and incorporated herein by reference.

(ii)

Certificate of Amendment to Certificate of Trust dated December 14, 2009 - as an exhibit to Pre-effective Amendment #5 to the Registrant’s registration statement on Form N-2 filed on December 22, 2009 and incorporated herein by reference.

		(iii)	Amended and Restated Declaration of Trust dated December 14, 2009 - filed herein.

	(b)	Amended and Restated Bylaws dated December 14, 2009 - filed herein.

	(c)	Not Applicable.

	(d)	Specimen Certificate for Common Shares - filed herein.

(e)

Dividend Reinvestment Plan of Registrant - filed as an exhibit to Pre-effective Amendment #5 to the Registrant’s registration statement on Form N-2 filed on December 22, 2009 and incorporated herein by reference.

	(f)	Not Applicable.

	(g)	(i)	Investment Management Agreement between ING Investments, LLC and Registrant - filed herein.

		(ii)	Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co. - filed herein.

	(h)	(i)	Form of Underwriting Agreement - filed herein.

		(ii)	Form of Citi Structuring Fee Agreement - filed herein.

		(iii)	Form of Morgan Stanley Structuring Fee Agreement - filed herein.

		(iv)	Form of Merrill Lynch Structuring Fee Agreement - filed herein.

		(v)	Form of UBS Structuring Fee Agreement - filed herein.

		(vi)	Form of Wells Fargo Structuring Fee Agreement - filed herein.

		(vii)	Form of Ameriprise Structuring Fee Agreement - filed herein.

		(viii)	Form of Selected Dealer Agreement - filed herein.

		(ix)	Form of Master Agreement Among Underwriters - filed herein.

	(i)	Deferred Compensation Plan for Independent Directors - filed herein.

1

(j)	(i)

Custodian Agreement between Registrant and The Bank of New York - filed as an exhibit to Pre-effective Amendment # 3 to the Registrant’s registration statement on Form N-2 filed on December 10, 2009 and incorporated herein by reference.

(A) Amended Exhibit A to the Custodian Agreement between Registrant and The Bank of New York - filed herein.

(ii)

Foreign Custody Manager Agreement between Registrant and The Bank of New York - filed as an exhibit to Pre-effective Amendment # 3 to the Registrant’s registration statement on Form N-2 filed on December 10, 2009 and incorporated herein by reference.

(A) Amended Exhibit A to the Foreign Custody Manager Agreement between Registrant and the Bank of New York - filed herein.

(iii)

Fund Accounting Agreement between Registrant and The Bank of New York - filed as an exhibit to Pre-effective Amendment # 3 to the Registrant’s registration statement on Form N-2 filed on December 10, 2009 and incorporated herein by reference.

(A) Amended Exhibit A to the Fund Accounting Agreement between Registrant and The Bank of New York - filed herein.

(k)	(i)	Administration Agreement between Registrant and ING Funds Services, LLC - filed herein.

(ii)

Amended and Restated Stock Transfer Agency Agreement between Registrant and The Bank of New York - filed as an exhibit to Pre-effective Amendment # 3 to the Registrant’s registration statement on Form N-2 filed on December 10, 2009 and incorporated herein by reference.

(A) Amended Schedule A to the Amended and Restated Stock Transfer Agency Agreement between Registrant and The Bank of New York - filed herein.

(iii)

Securities Lending Agreement and Guaranty between the Registrant and The Bank of New York - filed as an exhibit to Pre-effective Amendment # 3 to the Registrant’s registration statement on Form N-2 filed on December 10, 2009 and incorporated herein by reference.

(A) Amended Exhibit A to the Securities Lending Agreement and Guaranty between Registrant and The Bank of New York - filed herein.

	(iv)	Expense Limitation Agreement between the Registrant and ING Investments, LLC - filed herein.

(l)	Opinion and Consent of Counsel - filed herein.

(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm. - filed herein.

(o)	Not Applicable.

(p)	Not Applicable.

(q)	Not Applicable.

(r)	(i)

Code of Ethics of ING Investments, LLC - filed as an exhibit to Pre-effective Amendment # 3 to the Registrant’s registration statement on Form N-2 filed on December 10, 2009 and incorporated herein by reference.

(ii)

Code of Ethics of ING Investment Management Co. - filed as an exhibit to Pre-effective Amendment # 3 to the Registrant’s registration statement on Form N-2 filed on December 10, 2009 and incorporated herein by reference.

Item 26.	Marketing Arrangements

See Sections 3, 5 and 6 of the Form of Underwriting Agreement filed as Exhibit (h)(i).

2

Item 27.	Other Expenses of Issuance and Distribution

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this Registration Statement:

SEC Registration fees	$28,520

New York Stock Exchange listing fee, Financial Industry Regulatory Authority fees	$45,000
Printing and Postage (other than stock certificates)	$700,000
Engraving and printing stock certificates	$5,000
Legal fees and expenses	$170,000
Tax research and consultation services	$5,000
Underwriting Expenses	$100,050
Miscellaneous expenses	3,560
Total	$1,057,130

*To be filed by subsequent amendment.

Item 28.	Persons Controlled by or Under Common Control - Not Applicable.

Item 29.	Number of Holders of Securities - To be filed by amendment

Item 30.	Indemnification

Section 8.4 of Article VIII of the Registrant’s Declaration of Trust provides as follows:

Indemnification. Subject to the exceptions and limitations contained in this Section 8.4, every person who is, or has been, a Trustee, officer, employee or agent of the Fund, including persons who serve at the request of the Fund as directors, trustees, officers, employees or agents of another organization in which the Fund has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Fund to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a)                                    against any liability to the Fund or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

3

(b)                                 with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Fund; or

(c)                                  in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i)                         by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii)                      by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Fund, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Fund personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 8.4 shall be advanced by the Fund prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 8.4, provided that either:

(a)                                  such undertaking is secured by a surety bond or some other appropriate security or the Fund shall be insured against losses arising out of any such advances; or

(b)                                 a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as

4

opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 8.4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Fund (including anyone, as such Disinterested Trustee, who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 8.4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

Section 9 of the Form of Underwriting Agreement filed as Exhibit (h)(i)

Insofar as indemnification for liabilities arising under the Securities Act of 1933, may be terminated to Trustees, officers and controlling persons of the Fund, pursuant to the foregoing provisions or otherwise, the Fund has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of Investment Adviser

The descriptions of the Investment Adviser and the Sub-Adviser under the captions “Management of the Fund” in the Prospectus and Statement of Additional Information of this registration statement are incorporated by reference herein. Information as to the directors and officers of Registrant’s investment adviser and the sub-adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Registrant’s investment adviser and sub-adviser in the last two years, is included in their respective applications for registration as an investment adviser on Form ADV (ING Investments, LLC: File No. 801-48282; ING Investment Management Co.: File No. 801-9046) filed under the Investment Advisers Act of 1940 and is incorporated herein by reference thereto.

5

Item 32. Location of Accounts and Records

The accounts and records of the Registrant will be maintained at its office at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258 and at the office of its custodian, The Bank of New York, at 101 Barclay Street, Floor 11E, New York, New York 10286.

Item 33. Management Services - Not Applicable.

Item 34. Undertakings

1.             The Registrant undertakes to suspend the Offering until the prospectus is amended if (1) subsequent to the effective date of this registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of this registration statement or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus included in this registration statement.

2.             Not Applicable.

3.             Not Applicable.

4.             Not Applicable.

5.             a.                                       The Registrant undertakes that, for the purpose of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant under Rule 497(h) under the 1933 Act (17 CFR 230.497(h)) shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

b.             for the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.             The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it has duly caused this Amendment to the Initial Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scottsdale and State of Arizona on the 26th day of January, 2010.

ING INFRASTRUCTURE, INDUSTRIALS AND MATERIALS FUND

By:	/s/ Huey P. Falgout, Jr.
Huey P. Falgout, Jr.
Secretary

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

Shaun P. Mathews*	President, Chief Executive Officer and Trustee	January 26, 2010

	Senior Vice President and Principal Financial Officer	January 26, 2010
Todd Modic*

	Trustee	January 26, 2010
Colleen D. Baldwin*

	Trustee	January 26, 2010
John V. Boyer*

	Trustee	January 26, 2010
Patricia W. Chadwick*

	Trustee	January 26, 2010
Robert W. Crispin*

	Trustee	January 26, 2010
Peter S. Drotch*

	Trustee	January 26, 2010
J. Michael Earley*

	Trustee	January 26, 2010
Patrick W. Kenny*

	Trustee	January 26, 2010
Sheryl K. Pressler*

	Trustee and Chairman	January 26, 2010
Roger B. Vincent*

*By: /s/ Huey P. Falgout, Jr.

Huey P. Falgout, Jr.
Attorney-in-Fact**

**                                  Powers of Attorney for Shaun P. Mathews, Todd Modic and each Trustee are attached hereto.

7

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2010.

/s/ J. Michael Earley
J. Michael Earley, Trustee

POWER OF ATTORNEY

I, the undersigned Officer and Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre-and post- effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2010.

/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer and Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2010.

/s/ Peter S. Drotch
Peter S. Drotch, Trustee

POWER OF ATTORNEY

I, the undersigned Officer, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris and Shaun P. Mathews, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2010.

/s/ Todd Modic
Todd Modic
Senior Vice President, Chief/Principal
Financial Officer and Assistant Secretary

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2010.

/s/ Roger B. Vincent
Roger B. Vincent, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2010.

/s/ John V. Boyer
John V. Boyer, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2010.

/s/ Patrick W. Kenny
Patrick W. Kenny, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2010.

/s/ Patricia W. Chadwick
Patricia W. Chadwick, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2010.

/s/ Sheryl K. Pressler
Sheryl K. Pressler, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2010.

/s/ Robert W. Crispin
Robert W. Crispin, Trustee

POWER OF ATTORNEY

I, the undersigned Trustee, on behalf of the following Registered Investment Company, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, David J. Harris, Shaun P. Mathews and Todd Modic, each of them individually, the true and lawful attorneys-in-fact and agents, with full power to each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Registration Statements on Form N-2 and Form N-14, and any pre- and post-effective amendments thereto, under the Securities Act of 1933 and under the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of shares, any and all such Registration Statements under the Securities Act of 1933 and the Investment Company Act of 1940 and any amendments and supplements thereto and applications thereunder, and any and all exhibits and other documents required in connection therewith, granting unto said attorneys-in-fact, each of them individually, full power and authority to do and perform each and every act deemed required and necessary to comply with the Securities Act of 1933 and the Investment Company Act of 1940.

Registrant	1933 Act SEC Filing #	1940 Act SEC Filing #
ING Infrastructure, Industrials and Materials Fund	333-147343	811-22144

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 7, 2010.

/s/ Colleen D. Baldwin
Colleen D. Baldwin, Trustee

EXHIBIT LIST

Exhibit Number	Name of Exhibit
2(a)(iii)	Amended and Restated Declaration of Trust
2(b)	Amended and Restated Bylaws.
2(d)	Specimen Certificate for Common Shares
2(g)(i)	Investment Management Agreement between ING Investments, LLC and Registrant
2(g)(ii)	Sub-Advisory Agreement between ING Investments, LLC and ING Investment Management Co.
2(h)(i)	Form of Underwriting Agreement
2(h)(ii)	Form of Citi Structuring Fee Agreement
2(h)(iii)	Form of Morgan Stanley Structuring Fee Agreement
2(h)(iv)	Form of Merrill Lynch Structuring Fee Agreement
2(h)(v)	Form of UBS Structuring Fee Agreement
2(h)(vi)	Form of Wells Fargo Structuring Fee Agreement
2(h)(vii)	Form of Ameriprise Structuring Fee Agreement
2(h)(viii)	Form of Selected Dealer Agreement
2(h)(ix)	Form of Master Agreement Among Underwriters
2(i)	Deferred Compensation Plan for Independent Directors
2(j)(i)(A)	Amended Exhibit A to the Custodian Agreement between Registrant and The Bank of New York
2(j)(ii)(A)	Amended Exhibit A to the Foreign Custody Manager Agreement between Registrant and The Bank of New York
2(j)(iii)(A)	Amended Exhibit A to the Fund Accounting Agreement between Registrant and The Bank of New York
2(k)(i)	Administration Agreement between Registrant and ING Funds Services, LLC
2(k)(ii)(A)	Amended Schedule A to the Amended and Restated Stock Transfer Agency Agreement between Registrant and The Bank of New York
2(k)(iii)(A)	Amended Exhibit A to the Securities Lending Agreement and Guaranty between Registrant and The Bank of New York
2(k)(iv)	Expense Limitation Agreement between Registrant and ING Investments, LLC
2(l)	Opinion and Consent of Counsel
2(n)	Consent of Independent Registered Public Accounting Firm